STOCK FUNDS STATEMENT OF ADDITIONAL INFORMATION

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NEW ENGLAND FUNDS

Where The Best Minds Meet

NEW ENGLAND CAPITAL GROWTH FUND
NEW ENGLAND BALANCED FUND
NEW ENGLAND GROWTH FUND
NEW ENGLAND GROWTH OPPORTUNITIES FUND
NEW ENGLAND INTERNATIONAL EQUITY FUND
NEW ENGLAND STAR ADVISERS FUND
NEW ENGLAND VALUE FUND

Statement of Additional Information -- PART I

May 1, 1995
As revised February 8, 1996

     This Statement of Additional Information (the "Statement") contains information which may be useful to investors but which is not included in the Prospectus of the New England Funds listed above (the "Funds" and each a "Fund"). This Statement is not a prospectus and is only authorized for distribution when accompanied or preceded by the Prospectus of the Funds dated May 1, 1995 for Class A, Class B and Class C shares (in the case of the New England Stock Funds Prospectus, as revised August 21, 1995 and as supplemented July 13, 1995, October 31, 1995 and January 5, 1996; and in the case of the New England Star Advisers Fund Prospectus, as supplemented July 13, 1995, October 26, 1995 and January 5, 1996) or the Prospectus of the Funds dated May 1, 1995 for Class Y shares (in the case of the New England Star Advisers Fund Prospectus, as revised October 2, 1995), as supplemented November 17, 1995 and January 5, 1996 (the "Prospectus" or "Prospectuses").
The Statement should be read together with the Prospectuses.
Investors may obtain a free copy of any of the Prospectuses from New England Funds, L.P., Prospectus Fulfillment Desk, 399 Boylston Street, Boston, Massachusetts 02116.

     Part I of this Statement contains specific information about the Funds. Part II includes information about the Funds and other New England Funds. New England Growth Fund, New England Capital Growth Fund, New England Value Fund, New England Balanced Fund, New England International Equity Fund and New England Star Advisers Fund are series of New England Funds Trust I, a registered management investment company that offers a total of eleven series, and New England Growth Opportunities Fund is a series of New England Funds Trust II, a registered management investment company that offers a total of eight series.

                   T a b l e   o f   C o n t e n t s
                                                        Page
                         Part I
     Investment Restrictions                             ii
     Fund Charges and Expenses                           ix
     Investment Performance of the Funds                xvii

                        Part II
     Miscellaneous Investment Practices                   1
     Management of the Trusts                            12
     Portfolio Transactions and Brokerage                24
     Description of the Trusts and Ownership of          27
     Shares
     How to Buy Shares                                   30
     Net Asset Value and Public Offering Price           30
     Reduced Sales Charges                               31
     Shareholder Services                                33
     Redemptions                                         47
     Standard Performance Measures                       39
     Income Dividends, Capital Gain Distributions        43
     and Tax Status

     Appendix A - Description of Bond Ratings            47
     Appendix B - Publications That May Contain          50
     Fund Information
     Appendix C - Advertising and Promotional            53
     Literature

                        INVESTMENT RESTRICTIONS

     The following is a description of restrictions on the investments to be made by the Funds, which restrictions (except as otherwise specifically indicated below and, in the case of New England Star Adviser Fund, New England International Equity Fund and New England Capital Growth Fund, only restrictions marked with an asterisk) may not be changed without the approval of a majority of the outstanding voting securities of the relevant Fund. The percentages set forth below and the percentage limitations set forth in the prospectus will apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of a purchase of such security.

New England Growth Fund, New England Value Fund and New England
Balanced Fund
New England Growth Fund (the "Growth Fund"), New England Value Fund (the "Value Fund") and New England Balanced Fund (the "Balanced Fund") each will not:

(1) Purchase any security (other than U.S. Government obligations) if, as a result, more than 5% of the Fund's total assets (taken at current value) would then be invested in securities of a single issuer or 25% of the Fund's total assets (taken at current value) would be invested in any one industry;

(2) Purchase securities on margin (but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities), or make short sales except where, by virtue of ownership of other securities, it has the right to obtain, without payment of further consideration, securities equivalent in kind and amount to those sold, and the Fund will not deposit or pledge more than 10% of its total assets (taken at current value) as collateral for such sales;

(3) Acquire more than 10% of any class of securities of an issuer (taking all preferred stock issues of an issuer as a single class and all debt issues of an issuer as a single class) or acquire more than 10% of the outstanding voting securities of an issuer;

(4) Borrow money in excess of 10% of its total assets (taken at cost) or 5% of its total assets (taken at current value), whichever is lower, and then only as a temporary measure for extraordinary or emergency purposes;

(5) Pledge more than 15% of its total assets (taken at cost);

(6) Invest more than 5% of its total assets (taken at current value) in securities of businesses (including predecessors) less than three years old;

(7) Purchase or retain securities of any issuer if officers and trustees of New England Funds Trust I or of the investment adviser of the Fund who individually own more than 1/2 of 1% of the shares or securities of that issuer, together own more than 5%;

(8) Make loans, except by purchase of bonds, debentures, commercial paper, corporate notes and similar evidences of indebtedness, which are a part of an issue to the public or to financial institutions;

(9) Buy or sell oil, gas or other mineral leases, rights or royalty contracts, real estate or commodities or commodity contracts. Also, the Value Fund will not buy or sell real estate or interests in real estate which are not readily marketable. (This restriction does not prevent such Funds from purchasing securities of companies investing in the foregoing);

(10) Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

(11) Make investments for the purpose of exercising control or management;

(12) Participate on a joint or joint and several basis in any trading account in securities;

(13) Purchase options or warrants if, as a result, more than 1% of its total assets (taken at current value) would be invested in such securities;

(14)     Write options or warrants;

(15) Invest in the securities of other investment companies, except by purchases in the open market involving only customary brokers' commissions. (Under the Investment Company Act of 1940 [the "1940 Act"], the Growth Fund, the Value Fund and the Balanced Fund each may not (a) invest more than 10% of its total assets [taken at current value] in such securities, (b) own securities of any one investment company having a value in excess of 5% of the total assets of such Fund [taken at current value], or (c) own more than 3% of the outstanding voting stock of any one investment company.)

    In order to comply with certain state requirements applicable to restriction (5) above, as a matter of operating policy, the Growth Fund, the Value Fund and the Balanced Fund will not pledge more than 2% of their assets. In addition as a matter of operating policy, the Fund does not intend to make short sales of the type permitted by restriction (2). The operating policies described above are subject to change without shareholder approval.

    As a matter of operating policy subject to change without shareholder approval, the Fund will not (1) purchase any security restricted as to disposition under federal securities laws if as a result of such purchase more than 10% of the Fund's total net assets would be invested in such securities; (2) invest more than 15% of the Fund's total net assets in illiquid securities, or (3) purchase or sell real property, including limited partnership interests.

New England Capital Growth Fund
New England Capital Growth Fund (the "Capital Growth Fund") may not:

(1) Purchase any security (other than U.S. Government obligations) if, as a result, more than 5% of the Fund's total assets (taken at current value) would then be invested in securities of a single issuer;

*(2)     Purchase any security (other than U.S. Government Securities)
    if, as a result, more than 25% of the Fund's total assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water and telephone companies will be considered as being in separate industries, and each foreign country's government [together with subdivisions thereof] will be considered to be a separate industry);

(3) Purchase securities on margin (but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities), or make short sales except where, by virtue of ownership of other securities, it has the right to obtain, without payment of further consideration, securities equivalent in kind and amount to those sold, and the Fund will not deposit or pledge more than 10% of its total assets (taken at current value) as collateral for such sales. (For this purpose, the deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin);

(4) Acquire more than 10% of any class of securities of an issuer (taking all preferred stock issues of an issuer as a single class and all debt issues of an issuer as a single class) or acquire more than 10% of the outstanding voting securities of an issuer;

*(5)     Borrow money in excess of 10% of its total assets (taken at cost) or 5% of its total assets (taken at current value), whichever is lower, and then only as a temporary measure for extraordinary or emergency purposes;

(6) Pledge more than 15% of its total assets (taken at cost). (For the purpose of this restriction, collateral arrangements with respect to options, futures contracts and options on futures contracts and with respect to initial and variation margin are not deemed to be a pledge of assets);

(7) Invest more than 5% of its total assets (taken at current value) in securities of businesses (including predecessors) less than three years old;

(8) Purchase or retain securities of any issuer if officers and trustees of New England Funds Trust I or of the investment adviser of the Fund who individually own more than l/2 of 1% of the shares or securities of that issuer, together own more than 5%;

*(9)     Make loans, except by entering into repurchase agreements or by purchase of bonds, debentures, commercial paper, corporate notes and similar evidences of indebtedness, which are a part of an issue to the public or to financial institutions, or through the lending of the Fund's portfolio securities;

*(10)    Buy or sell oil, gas or other mineral leases, rights or
    royalty contracts, real estate or commodities or commodity contracts, except that the Fund may buy and sell futures contracts and related options. (This restriction does not prevent the Fund from purchasing securities of companies investing in the foregoing);

*(11)    Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

(12) Make investments for the purpose of exercising control or management;

(13) Participate on a joint or joint and several basis in any trading account in securities. (The "bunching" of orders for the purchase or sale of portfolio securities with Loomis, Sayles & Company, L.P. ["Loomis Sayles"] or accounts under its management to reduce brokerage commissions, to average prices among them or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction.);

(14) Write, purchase or sell options or warrants, except that the Fund may (a) acquire warrants or rights to subscribe to securities of companies issuing such warrants or rights, or of parents or subsidiaries of such companies, (b) write, purchase and sell put and call options on securities or securities indexes and (c) enter into currency forward contracts;

(15) Purchase any illiquid security if, as a result, more than 15% of its net assets (taken at current value) would be invested in such securities;

(16) Invest in the securities of other investment companies, except by purchases in the open market involving only customary brokers' commissions. Under the 1940 Act, the Fund may not (a) invest more than 10% of its total assets (taken at current value) in such securities, (b) own securities of any one investment company having a value in excess of 5% of the total assets of the Fund (taken at current value), or (c) own more than 3% of the outstanding voting stock of any one investment company; or

*(17)    Issue senior securities.  (For the purpose of this
    restriction, none of the following is deemed to be a senior security: any pledge or other encumbrance of assets permitted by restriction (6) above; any borrowing permitted by restriction (5) above; any collateral arrangements with respect to options, futures contracts and options on futures contracts and with respect to initial and variation margin; the purchase or sale of options, forward contracts, futures contracts or options on futures contracts; and the issuance of shares of beneficial interest permitted from time to time by the provisions of the Trust's Declaration of Trust and by the Investment Company Act of 1940, the rules thereunder, or any exemption therefrom.)

     The Capital Growth Fund has undertaken that its investments in warrants (other than warrants acquired in units or attached to other securities) will not exceed 5% of the value of its net assets and that, within that 5%, not more than 2% of its net assets will be invested in warrants not listed on the New York or American Stock Exchanges; it will not invest in commodity futures contracts or real estate limited partnerships; it will not invest more than 5% of its net assets in restricted securities; it will not invest in puts, calls, straddles, spreads or any combination thereof; it will not invest in futures contracts and it will not make loans of portfolio securities. The undertakings set forth in this paragraph can be changed without shareholder approval, but the Statement will be revised to reflect any such changes.

New England Star Advisers Fund
New England Star Advisers Fund (the "Star Advisers Fund") may not:

*(1)     Purchase any security (other than U.S. Government Securities)
    if , as a result, more than 25% of the Fund's total assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water and telephone companies will be considered as being in separate industries, and each foreign country's government (together with subdivisions thereof) will be considered to be a separate industry);

(2) Purchase securities on margin (but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities), or make short sales except where, by virtue of ownership of other securities, it has the right to obtain, without payment of further consideration, securities equivalent in kind and amount to those sold, and the Fund will not deposit or pledge more than 10% of its total assets (taken at current value) as collateral for such sales. (For this purpose, the deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin);

(3) Acquire more than 10% of any class of securities of an issuer (taking all preferred stock issues of an issuer as a single class and all debt issues of an issuer as a single class) or acquire more than 10% of the outstanding voting securities of an issuer;

*(4)     Borrow money in excess of 25% of its total assets, and then only as a temporary measure for extraordinary or emergency purposes;

(5) Pledge more than 25% of its total assets (taken at cost). (For the purpose of this restriction, collateral arrangements with respect to options, futures contracts and options on futures contracts and with respect to initial and variation margin are not deemed to be a pledge of assets);

(6) Invest more than 5% of its total assets (taken at current value) in securities of businesses (including predecessors) less than three years old;

(7) Purchase or retain securities of any issuer if officers and trustees of New England Funds Trust I or of any investment adviser of the Fund who individually own more than 1/2 of 1% of the shares or securities of that issuer, together own more than 5%;

*(8)     Make loans, except by entering into repurchase agreements or by purchase of bonds, debentures, commercial paper, corporate notes and similar evidences of indebtedness, which are a part of an issue to the public or to financial institutions, or through the lending of the Fund's portfolio securities;

*(9)     Buy or sell oil, gas or other mineral leases, rights or
    royalty contracts, real estate or commodities or commodity contracts, except that the Fund may buy and sell futures contracts and related options. (This restriction does not prevent the Fund from purchasing securities of companies investing in the foregoing);

*(10)    Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

(11) Make investments for the purpose of exercising control or management;

(12) Participate on a joint or joint and several basis in any trading account in securities. (The "bunching" of orders for the purchase or sale of portfolio securities with any investment adviser of the Fund or accounts under any such investment adviser's management to reduce brokerage commissions, to average prices among them or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction.);

(13) Write, purchase or sell options or warrants, except that the Fund may (a) acquire warrants or rights to subscribe to securities of companies issuing such warrants or rights, or of parents or subsidiaries of such companies, (b) write, purchase and sell put and call options on securities, securities indexes or futures contracts and (c) enter into currency forward contracts;

(14) Purchase any illiquid security if, as a result, more than 15% of its net assets (taken at current value) would be invested in such securities;

(15) Invest in the securities of other investment companies, except by purchases in the open market involving only customary brokers' commissions. Under the 1940 Act, the Fund may not (a) invest more than 10% of its total assets (taken at current value) in such securities, (b) own securities of any one investment company having value in excess of 5% of the total assets of the Fund (taken at current value), or (c) own more than 3% of the outstanding voting stock of any one investment company; or

*(16)    Issue senior securities.  (For the purpose of this
    restriction none of the following is deemed to be a senior security: any pledge or other encumbrance of assets permitted by restrictions (2) or (5) above; any borrowing permitted by restriction (4) above; any collateral arrangements with respect to forward contracts, options, futures contracts and options on futures contracts and with respect to initial and variation margin; the purchase or sale of options, forward contracts, futures contracts or options on futures contracts; and the issuance of shares of beneficial interest permitted from time to time by the provisions of the Trust's Declaration of Trust and by the Investment Company Act of 1940, the rules thereunder, or any exemption therefrom.)

     As a matter of operating policy subject to change without shareholder approval, the Star Advisers Fund intends not to purchase securities when its outstanding borrowings exceeds 5% of its total assets and the Fund will not (1) invest more 15% of its total assets in securities of issuers which together with any predecessors have a record of less than three years continuous operation or securities of issuers which are restricted as to disposition; (2) invest in any oil, gas and other mineral leases; (3) purchase or sell real property including limited partnership interests but excluding readily marketable interests in real estate investment trusts or readily marketable securities of companies which invest in real estate; (4) invest more than 5% of its net assets in warrants, no more than 2% of which will be invested in warrants that are not listed on the New York Stock Exchange or American Stock Exchange, provided however, that for purposes of this limitation, warrants acquired by the Fund in units or attached to other securities may be deemed to be without value; (5) invest in any uncovered puts, calls, straddles, spreads or any combination thereof, if immediately thereafter the aggregate premiums paid on such outstanding options would exceed 5% of the market value of the total assets of the Fund; or (6) invest in commodities or commodity futures contracts, except that the Fund may buy and sell stock index futures contracts and related options, stock index options, currency options, currency futures contracts and related options and interest rate futures contracts and related options.

New England International Equity Fund
New England International Equity Fund (the "International Equity
Fund") may not:

(1) Purchase any security (other than U.S. Government obligations) if, as a result, more than 5% of the Fund's total assets (taken at current value) would then be invested in securities of a single issuer;

*(2)     Purchase any security (other than U.S. Government Securities)
    if, as a result, more than 25% of the Fund's total assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water and telephone companies will be considered as being in separate industries, and each foreign country's government [together with subdivisions thereof] will be considered to be a separate industry);

(3) Purchase securities on margin (but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities), or make short sales except where, by virtue of ownership of other securities, it has the right to obtain, without payment of further consideration, securities equivalent in kind and amount to those sold, and the Fund will not deposit or pledge more than 10% of its total assets (taken at current value) as collateral for such sales. (For this purpose, the deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin);

(4) Acquire more than 10% of any class of securities of an issuer (taking all preferred stock issues of an issuer as a single class and all debt issues of an issuer as a single class) or acquire more than 10% of the outstanding voting securities of an issuer;

*(5)     Borrow money in excess of 10% of its total assets (taken at cost) or 5% of its total assets (taken at current value), whichever is lower, and then only as a temporary measure for extraordinary or emergency purposes;

(6) Pledge more than 15% of its total assets (taken at cost). (For the purpose of this restriction, collateral arrangements with respect to options, futures contracts and options on futures contracts and with respect to initial and variation margin are not deemed to be a pledge of assets);

(7) Invest more than 5% of its total assets (taken at current value) in securities of businesses (including predecessors) less than three years old;

(8) Purchase or retain securities of any issuer if officers and trustees of New England Funds Trust I or of the investment adviser of the Fund who individually own more than 1/2 of 1% of the shares or securities of that issuer, together own more than 5%;

*(9)     Make loans, except by entering into repurchase agreements or by purchase of bonds, debentures, commercial paper, corporate notes and similar evidences of indebtedness, which are a part of an issue to the public or to financial institutions, or through the lending of the Fund's portfolio securities;

*(10)    Buy or sell oil, gas or other mineral leases, rights or
    royalty contracts, real estate or commodities or commodity contracts, except that the Fund may buy and sell futures contracts and related options. (This restriction does not prevent the Fund from purchasing securities of companies investing in the foregoing);

*(11)    Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

(12) Make investments for the purpose of exercising control or management;

(13) Participate on a joint or joint and several basis in any trading account in securities. (The "bunching" of orders for the purchase or sale of portfolio securities with Draycott Partners, Ltd. ["Draycott"] or accounts under its management to reduce brokerage commissions, to average prices among them or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction.);

(14) Write, purchase or sell options or warrants, except that the Fund may (a) acquire warrants or rights to subscribe to securities of companies issuing such warrants or rights, or of parents or subsidiaries of such companies, (b) write, purchase and sell put and call options on securities or securities indexes and (c) enter into currency forward contracts;

(15) Purchase any illiquid security if, as a result, more than 15% of its total assets (taken at current value) would be invested in such securities;

(16) Invest in the securities of other investment companies, except by purchases in the open market involving only customary brokers' commissions. Under the Investment Company Act of 1940, ("the 1940 Act"), the Fund may not (a) invest more than 10% of its total assets (taken at current value) in such securities, (b) own securities of any one investment company having a value in excess of 5% of the total assets of the Fund (taken at current value), or
    (c) own more than 3% of the outstanding voting stock of any one investment company; or

*(17)    Issue senior securities.  For the purpose of this restriction none of the following is deemed to be a senior security: any pledge or other encumbrance of assets permitted by restriction (6) above; any borrowing permitted by restriction (5) above; any collateral arrangements with respect to options, futures contracts and options on futures contracts and with respect to initial and variation margin; the purchase or sale of options, forward contracts, futures contracts or options on futures contracts; and the issuance of shares of beneficial interest permitted from time to time by the provisions of the Trust's Declaration of Trust and by the 1940 Act, the rules thereunder, or any exemption therefrom.

     The Fund has given undertakings to certain state regulatory authorities in connection with the qualification of Fund shares for sale in such states that its investments in warrants (other than warrants acquired in units or attached to other securities) will not exceed 5% of the value of its net assets and that, within that 5%, not more than 2% of its net assets will be invested in warrants not listed on the New York or American Stock Exchanges; that it will not invest in commodity futures contracts or real estate limited partnerships; that it will not invest more than 5% of its net assets in restricted securities; and that it will not invest in puts, calls, straddles, spreads or any combination thereof if by reason thereof the value of its aggregate investment in such classes of securities will exceed 5% of its total assets. Such undertakings can be changed without shareholder approval, but the Statement will be revised to reflect any such changes.

     The staff of the Securities and Exchange Commission (the "SEC") is currently of the view that repurchase agreements maturing in more than seven days are subject to restriction (15) above.

New England Growth Opportunities Fund
New England Growth Opportunities Fund (the "Growth Opportunities
Fund") will not:

(1) Purchase securities of an issuer if such purchase would cause more than 5% of the market value of the total Fund assets to be invested in the securities of such issuer (exclusive of United States or Canadian government obligations), or if such purchase would cause more than 10% of the securities of such issuer to be held by the Fund;

(2) Purchase or retain the securities of any issuer if the officers and trustees of New England Funds Trust II owning beneficially 1/2 of 1% of the securities of such issuer together own beneficially more than 5% of the securities of such issuer;

(3) Purchase the securities issued by any other investment company, except that a purchase involving no commission or profit to a sponsor or dealer (other than a customary broker's commission) is permitted and except that a purchase that is part of a plan of merger or consolidation is permitted;

(4) Purchase securities issued by companies with a record (including that of their predecessors) of less than three years' continuous operation;

(5) Purchase securities for the portfolio on margin, make short sales or make loans to persons affiliated with New England Funds Trust II;

(6) Act as underwriter of securities of other issuers, or invest directly in real estate or in commodities or commodity contracts; or

(7) Make loans to other persons, provided, however, that this restriction shall not prohibit the Fund from entering into repurchase agreements with respect to not more than 25% of the Fund's total assets taken at current value. The purchase of a portion of an issue of bonds, notes or debentures publicly distributed or of a type customarily purchased by institutional investors does not constitute the making of loans within the meaning of this restriction.

(8) The Growth Opportunities Fund may make secured or unsecured bank borrowings, provided that an asset coverage of at least 300% for all such borrowings (including the amount then being borrowed) is maintained as required by the 1940 Act.

    It is a fundamental policy of the Growth Opportunities Fund that it will not concentrate its assets in the securities of issuers in the same industry. The Fund intends to abide by the views of the SEC staff on what constitutes industry concentration. Accordingly, the Fund will not make an investment if, immediately thereafter, the Fund would hold more than 25% of its total assets in securities of issuers in any one industry. This limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

    It is contrary to the Growth Opportunities Fund's present policy, which may be changed without shareholder approval, to:

(a) Purchase interests in oil, gas or other mineral exploration or development programs, mineral leases;

(b)  Write put or call options;

(c)  Invest in real estate investments, or

(d)  Invest in warrants.

    As a matter of operating policy subject to change without shareholder approval, the Fund will not (1) purchase any security restricted as to disposition under federal securities laws if as a result of such purchase more than 10% of the Fund's total net assets would be invested in such securities; (2) invest more than 15% of the Fund's total net assets in illiquid securities; or (3) purchase or sell real property, including limited partnership interests.

    The Growth Opportunities Fund has no present intention of borrowing money except on a temporary basis, as may be needed; to cover redemptions of shares. Should this intention change, the prospectus will be amended.

                       FUND CHARGES AND EXPENSES

INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES FEES

     Pursuant to an advisory agreement dated September 1, 1993, Capital Growth Management Limited Partnership ("CGM") has agreed to manage the investment and reinvestment of the assets of the Growth Fund, subject to the supervision of the Board of Trustees of New England Funds Trust I. Under the advisory agreement, the Fund pays CGM an advisory fee at the annual rate of 0.75% of the first $200 million of the Fund's average daily net assets, 0.70% of the next $300 million of such assets and 0.65% of such assets in excess of $500 million.

     Pursuant to separate advisory agreements, each dated January 2, 1996 (December 29, 1995, in the case of the International Equity
Fund), New England Funds Management, L.P. ("NEFM") has agreed, subject to the supervision of the Board of Trustees of the relevant Trust, to manage the investment and reinvestment of the assets of the Capital Growth, Value, Balanced, International Equity, Star Advisers and Growth Opportunities Funds and to provide a range of administrative services to such Funds. For the services described in the advisory agreements, each such Fund has agreed to pay NEFM a management fee at the annual rate set forth in the following table:

                              Management fee payable by Fund to NEFM
                         (as a percentage of average daily net assets of
          Fund                              the Fund)
------------------------ -----------------------------------------------

Balanced Fund            0.75%  of the first $200 million
                         0.70%  of the next $300 million
                         0.65%  of amounts in excess of $500 million

Capital Growth Fund      0.75%  of the first $200 million
                         0.70%  of the next $300 million
                         0.65%  of amounts in excess of $500 million

Growth Opportunities     0.70%  of the first $200 million
Fund                     0.65%  of the next $300 million
                         0.60%  of amounts in excess of $500 million

International Equity     0.90%  of the first $200 million
Fund                     0.85%  of the next $300 million
                         0.80%  of amounts in excess of $500 million

Star Advisers Fund       1.05%  of all assets

Value Fund               0.75%  of the first $200 million
                         0.70%  of the next $300 million
                         0.65%  of amounts in excess of $500 million

     The advisory agreements for the Capital Growth, Value, Balanced, International Equity, Star Advisers and Growth Opportunities Funds each provide that NEFM may delegate its responsibilities thereunder to other parties. Pursuant to separate subadvisory agreements, each dated January 2, 1996 (December 29, 1995, in the case of the International Equity Fund), NEFM has delegated responsibility for managing the investment and reinvestment of each of these Funds' assets to a subadviser. The subadviser is Loomis Sayles, in the case of the Balanced, Value and Capital Growth Funds; Westpeak Investment Advisors, L.P. ("Westpeak"), in the case of the Growth Opportunities Fund; and Draycott, in the case of the International Equity Fund. The Funds pay no direct fees to the subadvisers. For providing such subadvisory services to the Funds, NEFM pays each subadviser a subadvisory fee at the annual rate set forth in the following table:

                                   Subadvisory fee payable by NEFM to
                                               subadviser
                                 (as a percentage of average daily net
       Fund          Subadviser           assets of the Fund)
-------------------  ----------     --------------------------------

Balanced Fund        Loomis       0.535%  of the first $200 million
                     Sayles       0.350%  of the next $300 million
                                  0.300%  of amounts in excess of $500
                                          million

Capital Growth Fund  Loomis       0.60%   of the first $25 million
                     Sayles       0.55%   of the next $75 million
                                  0.50%   of the next $100 million
                                  0.35%   of the next $300 million
                                  0.30%   of amounts in excess of $500
                                          million

Growth               Westpeak     0.50%   of the first $25 million
Opportunities Fund                0.40%   of the next $75 million
                                  0.35%   of the next $100 million
                                  0.30%   of amounts in excess of $200
                                          million

International        Draycott     0.54%   of the first $200 million
Equity Fund                       0.49%   of the next $300 million
                                  0.44%   of amounts in excess of $500
                                          million

Value Fund           Loomis       0.535%  of the first $200 million
                     Sayles       0.350%  of the next $300 million
                                  0.300%  of amounts in excess of $500
                                          million

     As explained in the Prospectus, the Star Advisers Fund's portfolio is divided into four segments. Pursuant to separate subadvisory agreements, each dated January 2, 1996, NEFM has delegated responsibility for managing the investment and reinvestment of the assets of each segment of the portfolio to a different subadviser.
The four subadvisers are Berger Associates, Inc. ("Berger"), Founders Asset Management, Inc. ("Founders"), Janus Capital Corporation ("Janus Capital") and Loomis Sayles. For providing such subadvisory services to the Fund, NEFM pays each subadviser a subadvisory fee at the annual rate of 0.55% of the first $50 million of the average daily net assets of the segment of the Fund managed by that subadviser and 0.50% of such assets in excess of $50 million.

     Prior to January 2, 1996, Loomis Sayles served as adviser to the Capital Growth, Balanced and Value Funds pursuant to separate advisory agreements, each of which provided for an advisory fee payable by such Fund to Loomis Sayles at the same rate as the management fee currently payable by such Fund to NEFM.

     From May 1, 1995 until January 2, 1996, NEFM served as adviser and Westpeak served as subadviser to the Growth Opportunities Fund pursuant to advisory and subadvisory agreements providing for the same advisory and subadvisory fee rates as are currently in effect for the Fund. Prior to May 1, 1995, Back Bay Advisors, L.P. ("Back Bay Advisors") served as adviser to the Growth Opportunities Fund pursuant to an advisory agreement providing for an advisory fee payable by the Fund to Back Bay Advisors at the annual rate of 0.50% of the Fund's average daily net assets.

     Prior to January 2, 1996, New England Investment Companies, L.P. ("NEIC") served as adviser to the Star Advisers Fund pursuant to an advisory agreement providing for a management fee payable by the Fund to NEIC at the same rate as the management fee currently payable by such Fund to NEFM.

     Prior to December 29, 1995, Draycott served as adviser to the International Equity Fund pursuant to an advisory agreement providing for an advisory fee payable by the Fund to Draycott at the annual rate of 0.80% of the first $200 million of the Fund's average daily net assets, 0.75% of the next $300 million of such assets and 0.70% of such assets in excess of $500 million.

     Prior to December 29, 1995, short-term cash management services were provided to the International Equity Fund by Back Bay Advisors, a subadviser to Draycott. For these services, Draycott had agreed to compensate Back Bay Advisors at the annual rate of 0.08% of average daily net assets of the Fund. Back Bay Advisors voluntarily agreed to waive this fee in its entirety.

     Prior to December 29, 1995, New England Funds, L.P. (the "Distributor"), of which Draycott was then an affiliate, furnished or paid the expenses of the International Equity Fund for office space, facilities and equipment, services of executive and other personnel of New England Funds Trust I and certain administrative services, pursuant to an administrative services agreement. Under this agreement, the Fund paid the Distributor a fee at the annual rate of 0.10% of the average daily net assets attributable to the Fund's Class A, Class B and Class C shares and 0.05% of the average daily net assets attributable to the Fund's Class Y shares. The International Equity Fund's current management fee rate represents, with respect to the Fund's Class A, Class B and Class C shares, the sum of the fee rates under the prior advisory and administrative services agreements.

     Until further notice to the International Equity Fund, NEFM and the Distributor have voluntarily agreed to reduce their fees and, if necessary, to bear certain expenses related to operating the Fund in order to limit the Fund's expenses to an annual rate of 1.75% of the average daily net assets of the Fund's Class A shares, 2.50% of the average daily net assets of the Fund's Class B shares, 2.50% of the average daily net assets of the Fund's Class C shares and 1.00% of the average daily net assets of the Fund's Class Y shares. NEFM and the Distributor may terminate these voluntary limitations at any time. Prior to December 29, 1995, similar voluntary limitations were in effect with respect to Draycott, the Distributor and the Fund.

For the last three fiscal years, the advisory fees for the Funds
(before any voluntary fee reductions) were:

          Fund              1992           1993          1994
  Growth Fund              $7,298,603     $8,074,472   $7,572,051
  Capital Growth Fund*        $46,123       $558,088     $834,943
  Value Fund               $1,142,977     $1,287,064   $1,543,333
  Balanced Fund              $583,598       $954,586   $1,498,050
  International Equity        $82,978       $387,348   $1,541,223
  Fund**
  Growth Opportunities       $381,721       $511,327     $555,258
  Star Advisers                                          $569,280
  Fund***

* The Capital Growth Fund commenced operations on August 3,1992. For the periods August 3, 1992 through December 31, 1992, the Capital Growth Fund paid no advisory fees, because of a voluntary fee waiver that was then in effect.

**The International Equity Fund commenced operations on May 21, 1992.
  As a result of the voluntary expense limitation in effect, the International Equity Fund paid $0, $171,250 and $1,449,606, respectively, in advisory fees for the period May 21, 1992 through December 31, 1992 and the fiscal years ended 1993 and 1994.

***    The Star Advisers Fund commenced operations on July 7, 1994.
  As a result of the voluntary expense limitation in effect, the Star Advisers Fund paid $543,254 in advisory fees for the period July 7, 1994 through December 31, 1994.

     For the period from the commencement of the Star Advisers Fund's operations in July 1994 until December 31, 1994, NEIC and the subadvisers of the Star Advisers Fund voluntarily agreed to reduce their compensation. As a result of this voluntary agreement, the compensation paid by the Fund to NEIC for this period was at the annual rate of 1.00% of the Fund's average daily net assets, and the compensation paid by NEIC to each subadviser was at the annual rate of 0.50% of the average daily net assets of the segment of the Fund's portfolio managed by that subadviser. Without the voluntary limitations, estimated compensation paid to NEIC would have been at the annual rate of 1.05% of the Fund's average daily net assets and the compensation paid by NEIC to each subadviser would be been at the annual rate of 0.55% of the average daily net assets of the segment of the Fund's portfolio managed by that subadviser.

     For more information about the Funds' advisory and subadvisory agreements, see "Management of the Trusts" in Part II of this Statement.

BROKERAGE COMMISSIONS

     In 1992, 1993 and 1994, brokerage transactions for the Growth Fund aggregating $4,402,530,215, $3,159,418,968 and $3,048,679,127,
respectively, were allotted to brokers providing research services and $6,897,486, $4,896,039 and $4,187,824 in commissions were paid on these transactions in such years. During 1992, 1993 and 1994 the Fund paid total brokerage fees of approximately $9,476,620, $5,204,339 and $4,305,999, respectively.

     In 1992, 1993 and 1994, brokerage transactions for the Value Fund aggregating $14,326,262, $10,177,146 and $9,382,814, respectively, were allotted to brokers providing research services and $62,238, $14,608 and $14,664 in commissions were paid on these transactions in such years. During 1992, 1993 and 1994, the Fund paid total brokerage fees of approximately $294,472, $290,786 and $342,576.50, respectively.

     In 1992, 1993 and 1994, brokerage transactions for the Balanced Fund aggregating $3,935,846, $12,509,788 and $14,761,967.20, respectively, were allotted to brokers providing research services and $6,990, $18,540 and $28,267 in commissions were paid on these transactions in such years. During 1992, 1993 and 1994, the Fund paid total brokerage fees of approximately $88,887, $188,608 and $159,243, respectively.

     In the fiscal years ended 1992, 1993 and 1994, the Growth
Opportunities Fund paid aggregate commissions of $24,857, $27,371.72 and $9,427.

     For the periods May 21, 1992 through December 31, 1992 and August 3, 1992 through December 31, 1992, brokerage transactions for the International Equity Fund and Capital Growth Fund aggregating $38,268,000 and $15,524,488, respectively, were allocated to brokers providing research services and $112,600 and $22,544, respectively, in commissions were paid on these transactions during these periods. During the periods, the International Equity Fund and Capital Growth Fund paid total brokerage fees of approximately $112,600 and $35,058, respectively. For the fiscal year ended December 31, 1993, brokerage transactions for the International Equity Fund and Capital Growth Fund aggregating $141,224,000 and $84,641,249, respectively, were allocated to brokers providing research services and $376,365 and $108,879, respectively, in commissions were paid on these transactions. During 1993, the International Equity Fund and Capital Growth Fund paid total brokerage fees of approximately $376,365 and $156,966, respectively. For the fiscal year ended December 31, 1994, brokerage transactions for the International Equity Fund and Capital Growth Fund aggregating $482,619.468 and $135,445,676, respectively, were allocated to brokers providing research services and $1,173,745 and $191,861, respectively, in commissions were paid on these transactions. During 1994, the International Equity Fund and Capital Growth Fund paid total brokerage fees of approximately $1,173.745 and $10,615, respectively.

     For more information about Fund portfolio transactions, see
"Portfolio Transactions and Brokerage" in Part II of this Statement.

SALES CHARGES AND 12B-1 FEES

     As explained in Part II of this Statement, the Class A, Class B and Class C shares of each Fund pay fees under plans adopted pursuant to Rule 12b-1 under the 1940 Act. The following table shows the amounts of Rule 12b-1 fees paid by each Fund during the fiscal years ended December 31, 1992, 1993 and 1994:

        Fund              1992         1993          1994
 Growth Fund            $2,672,541    $2,970,951    $2,177,712 (Class A)
 Value Fund               $380,993      $429,022      $489,686 (Class A)
                                          $2,966       $81,490 (Class B)*
 Balanced Fund            $194,532      $318,195      $401,403 (Class A)
                                          $6,196      $131,331 (Class B)*
 Growth                   $267,207      $357,066      $376,217 (Class A)
 Opportunities Fund                       $2,469       $35,609 (Class B)*
 Star Advisers Fund                                  $89,910** (Class A)
                                                      $204,766 (Class B)
                                                       $62,604 (Class C)
 International          $25,931***      $112,228      $341,787 (Class A)
 Equity Fund                             $13,893      $242,144 (Class B)*
 Capital Growth Fund   $15,228****      $183,521      $247,956 (Class A)
                                         $10,030      $121,432 (Class B)*

            * Class B shares were first offered on September 13, 1993.
           ** The Fund commenced operations on July 7, 1994.
          *** The Fund commenced operations on May 21, 1992.
         **** The Fund commenced operations on August 3, 1992.

     During the fiscal year or periods ended December 31, 1994, expenses relating to each Fund's 12b-1 plans were as follows:

Growth Fund

Compensation to Investment Dealers               $2,743,547
Compensation to Distributor's Sales Personnel       $34,165

TOTAL                                            $2,777,547

Value Fund
(Class A shares)

Compensation to Investment Dealers                 $489,559
Compensation to Distributor's Sales Personnel          $127

TOTAL                                              $489,686


(Class B shares)

Compensation to Investment Dealers                 $431,769

TOTAL                                              $431,769



Balanced Fund
(Class A shares)

Compensation to Investment Dealers                 $400,875
Compensation to Distributor's Sales Personnel          $528

TOTAL                                              $401,403

(Class B shares)

Compensation to Investment Dealers                 $691,676

TOTAL                                              $691,676

Growth Opportunities Fund
(Class A shares)

Compensation to Investment Dealers                 $268,381
Compensation to Distributor's Sales Personnel      $107,836

TOTAL                                              $376,217

(Class B shares)

Compensation to Investment Dealers                 $142,143

TOTAL                                              $142,143

Star Advisers Fund
(Class A shares)

Compensation to Investment Dealers                  $68,910
Compensation to Distributor's Sales Personnel            $0

TOTAL                                               $68,910

(Class B shares)

Compensation to Investment Dealers               $2,664,886

TOTAL                                            $2,664,886
(Class C shares)

Compensation to Investment Dealers                  $62,604

TOTAL                                               $62,604

International Equity Fund
(Class A shares)

Compensation to Investment Dealers                 $341,787
Compensation to Distributor's Sales Personnel            $0

TOTAL                                              $341,787

(Class B shares)

Compensation to Investment Dealers               $1,249,158

TOTAL                                            $1,249,158

Capital Growth Fund
(Class A shares)

Compensation to Investment Dealers                 $247,605
Compensation to Distributor's Sales Personnel          $351

TOTAL                                              $247,956

(Class B shares)

Compensation to Investment Dealers                 $367,098

TOTAL                                              $367,098


     Of the amounts listed above as compensation to investment dealers, the following amounts were paid by the Distributor to New England Securities, a broker dealer affiliate of the Distributor:
$2,277,563 relating to shares of the Growth Fund; $444,375 relating to the Class A shares and $398,552 relating to the Class B shares of the Value Fund; $357,548 relating to the Class A shares and $632,764 relating to the Class B shares of the Balanced Fund; $94,341 relating to the Class A shares and $139,146 relating to the Class B shares of the Growth Opportunities Fund; $47,881 relating to the Class A shares, $1,461,436 relating to the Class B shares and $14,544 relating to the Class C shares of the Star Advisers Fund; $208,866 were paid relating to the Class A shares and $792,990 relating to the Class B shares of the International Equity Fund and $186,517 relating to the Class A shares and $333,285 relating to the Class B shares of the Capital Growth Fund. New England Securities paid substantially all of the fees it received from the Distributor in commissions to its sales personnel and to defray overhead costs relating to sales of Fund shares and/or servicing shareholder accounts.

OWNERSHIP OF FUND SHARES

     On April 1, 1995 the following persons owned of record or beneficially 5% or more of the Class A, Class B, Class C or Class Y shares of the indicated Funds.

   Capital Growth
   Class C shares     William J. Walker       50.93%
                      11 Saddle Club Road
                      Lexington, MA  02173-
                      2102

                      Edward D. Jones and Co  17.32%
                      Post Office 2500
                      Marland Heights, MD

                      Advest                  11.59%
                      280 Trumbull Street
                      Hartford, CT  06103-
                      3599

                      Susan E. Bergsma        9.82%
                      5355 Stage NW
                      Grand Rapids,  MI

                      William F. Crockett     8.65%
                      Frances L. Crockett JT
                      TEN
                      1220 Oak Hills Drive
                      Colorado Springs, CO
                      80919-1429

   Balanced Fund      Great Lakes Elevator
   Class C shares     401(k) Plan
                      401 Hall Street SW,
                      Box 9
                      Grand Rapids, MI
                      49503-5098

                      Paul Bojanowwer
                      54-053 Oak Hill RD
                      La Quinta, CA  92253

                      William Walker          21.05%
                      11 Saddle Club Rd
                      Lexington, MA  02173-
                      2102

                      Susan R. Labonski       13.80%
                      916 Union Street, Apt
                      50
                      Brooklyn, NY  11215-
                      1663

   Class Y shares     New England Mutual      84.75.%
                      Life Ins. Co
                      Separate Investment
                      Accounting
                      Attention: Victor
                      Soohoo
                      501 Boylston Street,
                      6th Floor
                      Boston, MA  02116-3706

                      New England             5.99%
                      Progress Sharing Plan
                      c/o Benefit Admin Svs
                      501B-8
                      Boston, MA 02116

   Value Fund
   Class C shares     William Walker
                      11 Saddle Club Rd
                      Lexington, MA  02173-
                      2102

                      Henry Johnson           18.12%
                      639 Meadowbrook Drive
                      Huntington Valley, PA
                      19006-6914

                      Jill D. Hoffman         14.74%
                      105 Ocean Hollow Lane
                      St. Augustine, FL
                      32095-1743

                      Richard F. Lanes        14.68%
                      11844 Providence Bay
                      Ct
                      Lakeside, CA  92040-
                      2366

                      Elizabeth Kerhsaw       5.93%
                      1021 Concord Avenue
                      Belmont, MA  02178-
                      1040

   Class Y shares     New England Mutual      100%
                      Life Ins. Co.
                      Separate Investment
                      Accounting
                      Attention:  Victor
                      Soohoo
                      501 Boylston Street,
                      6th Floor
                      Boston, MA  02116-3706

   International
   Equity Fund
   Class C shares     Polly P. White          20.61%
                      240 S. High Haro Drive
                      Friday Harbor, WA
                      98250-9442

                      Karen J. Foley          13.84%
                      12 Walden Oaks
                      St. Joseph, MO  64505-
                      9400

                      First Minnetonka City   13.42%
                      Bank
                      14550 Excelsior Blvd.
                      Minnetonka, MN  55345-
                      5822

                      William Walker          6.91%
                      11 Saddle Club Rd
                      Lexington, MA  02173-
                      2102

   Class Y shares     New England Mutual      58.39%
                      Life Ins. Co
                      Separate Investment
                      Accounting
                      Attention: Victor
                      Soohoo
                      501 Boylston Street,
                      6th Floor
                      Boston, MA  02116-3706

                      Walker Art Center       11.22%
                      c/o Tim Schultz
                      Wineland Place
                      Minneapolis, MN  55403

                      Benedictine Health      7.78%
                      System
                      Attention: Thomas Cook
                      503 East Third Street
                      Duluth, MN  55805-1931

                      NEIC Master Retirement  5.31%
                      Trust
                      c/o Defined
                      Contribution SVS-TNE
                      Post Office 755
                      Boston, MA  02117-0755

   Star Advisers
   Fund
   Class Y shares     New England Mutual      99.99%
                      Life Ins. Co
                      Separate Investment
                      Accounting
                      Attention:  Victor
                      Soohoo
                      501 Boylston Street,
                      6th Floor
                      Boston, MA  02116-3706

                  INVESTMENT PERFORMANCE OF THE FUNDS

                 Performance Results - Percent Change
                    For The Periods Ended 12/31/94

Growth Fund
                            Aggregate Total        Average Annual Total
                                Return*                   Return
       As a % of            1      5      10         1      5       10
                          Year   Years  Years      Year   Years    Years
Net Asset Value           -7.05  59.33  274.08     -7.05   9.76    14.10
Maximum Offering Price   -13.13  48.97  249.77    -13.13   8.3     13.34

Value Fund
(Class A shares)
                           Aggregate Total       Average Annual Total
                               Return*                  Return
       As a % of           1      5      10        1      5      10
                          Year  Years  Years      Year  Years   Years
Net Asset Value          -1.39  47.70  233.36    -1.39   8.11   12.8
Maximum Offering Price   -7.06  39.21  214.20    -7.06   6.83   12.13

(Class B shares)
                           Aggregate Total        Average Annual Total
                               Return*                   Return
                                   9/13/93**                9/13/93** -
       As a % of          1 Year   - 12/31/94     1 Year     12/31/94
Net Asset Value            -2.00      4.19         -2.00       3.21
Redemption at End of       -5.68      1.47         -5.68       1.13
Period

(Class Y shares)
                            Average Annual
                             Total Return
       As a % of           Since 3/31/94**         Annualized Total
                                                        Return
Net Asset Value                 2.38%                    9.44%

Balanced Fund
(Class A shares)
                           Aggregate Total       Average Annual Total
                               Return*                  Return
       As a % of           1      5      10        1      5      10
                         Year   Years  Years      Year  Years   Years
Net Asset Value          -2.67  46.25  169.08    -2.67   7.90   10.41
Maximum Offering Price   -8.27  37.84  153.61    -8.27   6.63   9.75

(Class B shares)
                           Aggregate Total        Average Annual Total
                               Return*                   Return
                                   9/13/93**                9/13/93** -
       As a % of          1 Year   - 12/31/94     1 Year     12/31/94
Net Asset Value            -3.36     -0.19         -3.36       -0.14
Redemption at End of       -7.08     -2.97         -7.08       -2.28
Period

(Class Y shares)
                           Aggregate Annual
                             Total Return
       As a % of           Since 3 /31/94**        Annualized Total
                                                        Return
Net Asset Value                 -2.80                   -15.25

Growth Opportunities Fund
(Class A shares)
                           Aggregate Total       Average Annual Total
                               Return*                  Return
       As a % of           1      5      10        1      5      10
                          Year  Years  Years      Year  Years   Years
Net Asset Value           0.99  48.97  207.56     0.99   8.3    11.84
Maximum Offering Price   -4.79  40.41  189.88    -4.79   7.03   11.23

(Class B shares)
                           Aggregate Total        Average Annual Total
                               Return*                   Return
                                   9/13/93**                9/13/93** -
       As a % of          1 Year   - 12/31/94     1 Year     12/31/94
Net Asset Value            0.58       1.16         -0.58       0.89
Redemption at End of       -3.34     -1.73         -3.34       -1.33
Period


Star Advisers Fund
(Class A shares)
                            Average Annual
                             Total Return
       As a % of            Since 7/7/94**     Annualized Total Return
Net Asset Value                  6.38                   13.16
Maximum Offering Price           0.27                   6.64


(Class B shares)
                            Average Annual
                             Total Return
       As a % of            Since 7/7/94**         Annualized Total
                                                        Return
Net Asset Value                  5.99                   12.35
Redemption at End of             1.99                    8.35
Period

(Class C shares)
                            Average Annual
                             Total Return
       As a % of            Since 7/7/94**         Annualized Total
                                                        Return
Net Asset Value                  6.04                    12.46

(Class Y shares)
                           Aggregate Annual
                             Total Return
       As a % of           Since 3 /31/94**        Annualized Total
                                                        Return
Net Asset Value                 -2.08                   -16.50

International Equity Fund+
(Class A shares)
                           Aggregate Total        Average Annual Total
                               Return*                   Return
                                   5/21/92**                5/21/92** -
       As a % of          1 Year   - 12/31/94     1 Year     12/31/94
Net Asset Value            8.06      32.98         8.06        11.50
Maximum Offering Price     1.82      25.34         1.82        9.01

(Class B shares)
                           Aggregate Total        Average Annual Total
                               Return*                   Return
                                   9/13/93**                9/13/93** -
       As a % of          1 Year   - 12/31/94     1 Year     12/31/94
Net Asset Value            7.33       7.66         7.33        5.84
Redemption at End of       3.33       4.65         3.33        3.57
Period

(Class Y shares)
                           Aggregate Total        Average Annual Total
                               Return*                   Return
                                   9/13/93**                9/13/93** -
       As a % of          1 Year   - 12/31/94     1 Year     12/31/94
Net Asset Value            8.93       9.72         8.93        7.34

Capital Growth Fund++
(Class A shares)
                           Aggregate Total        Average Annual Total
                               Return*                   Return
                                   8/03/92**                8/03/92** -
       As a % of          1 Year   - 12/31/94     1 Year      12/31/94
Net Asset Value            -1.64     21.94         -1.64        8.58
Maximum Offering Price     -7.28     14.93         -7.28        5.96

(Class B shares)
                           Aggregate Total        Average Annual Total
                               Return*                   Return
                                   9/13/93**                9/13/93** -
       As a % of          1 Year   - 12/31/94     1 Year      12/31/94
Net Asset Value            -2.30      1.23         -2.30        0.94
Redemption at End of       -6.20     -1.78         -6.20       -1.37
Period

* Federal regulations require this example to be calculated using a $1,000 investment. The normal minimum initial investment in shares of the Funds is $2,500, however.

**Commencement of Fund operations.

***    Assuming deduction of the current maximum sales load, the
  Growth Opportunities Fund's Class A shares' ten-year average annual total return for the period ended December 31, 1994 would have been 11.2%, had a voluntary expense limitation by the Fund's former investment adviser not been in effect. The aggregate ten-year total return would have been 189.8%. Based on its net asset values, the Growth Opportunities Fund's ten-year average annual total return for the period ended December 31, 1994 would have been 11.9%. The aggregate ten-year total return, based on net asset values, would have been 207.5%.

+ Assuming deduction of the current maximum sales load, the International Equity Fund's Class A shares' average one year and since inception average annual total returns would have been 1.78% and 8.39%, respectively, and aggregate one year and since inception total returns would have been 1.78% and 23.35%, respectively, had a voluntary expense limitation not been in effect. Based on its net asset values, the International Equity Fund's one year and since inception total returns would have been 8.02% and 30.99%, respectively, and aggregate total returns would have been 8.02% and 30.99%, respectively. Assuming a redemption at the end of the period, the Fund's Class B shares' average one year and since inception average annual total returns would have been 3.29% and 2.87%, respectively, had a voluntary expense limitation not been in effect. Aggregate total returns for the one year and since inception period would have been 7.62% and 3.75%, respectively. Based on its net asset values, the Class B shares' average annual total return for the one year and since inception period would have been 7.29% and 5.16%, respectively. Aggregate total returns for the one year and since inception period would have been 7.29% and 6.76%, respectively.

++Assuming deduction of the current maximum sales load, the Capital
  Growth Fund's Class A shares' average one year and since inception average annual total returns would have been -7.28% and 5.35%, respectively, and aggregate one year and since inception total returns would have been -7.28% and 13.38%, respectively, had a voluntary expense limitation not been in effect. Based on its net asset values, the Capital Growth Fund's one year and since inception average annual total returns would have been -1.64% and 8.00%, respectively, and aggregate total returns would have been - 1.64% and 20.39%, respectively.

     The foregoing data represent past performance. The investment return and principal value of an investment in any Fund will fluctuate so that the investor's shares, when redeemed, may be worth more or less than this original cost.

            BOND FUNDS STATEMENT OF ADDITIONAL INFORMATION

NEW ENGLAND FUNDS

Where The Best Minds Meet

NEW ENGLAND GOVERNMENT SECURITIES FUND
NEW ENGLAND LIMITED TERM U.S. GOVERNMENT FUND
NEW ENGLAND ADJUSTABLE RATE U.S. GOVERNMENT FUND
NEW ENGLAND STRATEGIC INCOME FUND
NEW ENGLAND BOND INCOME FUND
NEW ENGLAND HIGH INCOME FUND
NEW ENGLAND MUNICIPAL INCOME FUND

Statement of Additional Information -- PART I

May 1, 1995
As revised February 8, 1996

     This Statement of Additional Information (the "Statement") contains information which may be useful to investors but which is not included in the Prospectus of the New England Funds listed above (the "Funds" and each a "Fund"). This Statement is not a prospectus and is only authorized for distribution when accompanied or preceded by the Prospectus of the Funds dated May 1, 1995 for Class A, Class B or Class C shares, as supplemented July 1, 1995, October 26, 1995 and January 5, 1996, or the Prospectus of the Funds dated May 1, 1995, as revised October 2, 1995, for Class Y shares, as supplemented November 17, 1995 and January 5, 1996 (the "Prospectus" or "Prospectuses").
The Statement should be read together with the Prospectuses.
Investors may obtain a free copy of any of the Prospectuses from New England Funds, L.P., Prospectus Fulfillment Desk, 399 Boylston Street, Boston, Massachusetts 02116.

     Part I of this Statement contains specific information about the Funds. Part II includes information about the Funds and other New England Funds.

     New England Government Securities Fund, New England Strategic Income Fund, New England Bond Income Fund and New England Municipal Income Fund (formerly named New England Tax Exempt Income Fund) are series of New England Funds Trust I, a registered management investment company that offers a total of eleven series, and New England Limited Term U.S. Government Fund, New England Adjustable Rate U.S. Government Fund and New England High Income Fund are series of New England Funds Trust II, a registered management investment company that offers a total of eight series. New England Funds Trust I and New England Funds Trust II are collectively referred to in this Statement as the "Trusts," and are each referred to as a "Trust."

                   T a b l e   o f   C o n t e n t s
                                                       Page
                      Part I
   Investment Restrictions                              ii
   Fund Charges and Expenses                            x
   Investment Performance of the Funds                 xvi

                      Part II
   Miscellaneous Investment Practices                   1
   Management of the Trusts                             12
   Portfolio Transactions and Brokerage                 24
   Description of the Trusts and Ownership of           27
   Shares
   How to Buy Shares                                    30
   Net Asset Value and Public Offering Price            30
   Reduced Sales Charges                                31
   Shareholder Services                                 33
   Redemptions                                          37
   Standard Performance Measures                        39
   Income Dividends, Capital Gain Distributions         43
   and Tax Status

   Appendix A - Description of Bond Ratings             47
   Appendix B - Publications That May Contain           50
   Fund Information
   Appendix C - Advertising and Promotional             53
   Literature


                        INVESTMENT RESTRICTIONS


     The following is a description of restrictions on the investments to be made by the Funds, which restrictions (except as otherwise specifically indicated below and, in the case of the Strategic Income Fund, only restrictions marked with an asterisk) may not be changed without the approval of a majority of the outstanding voting securities of the relevant Fund. The percentages set forth below and the percentage limitations set forth in the prospectus will apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of a purchase of such security.

Government Securities Fund
New England Government Securities Fund (the "Government Securities Fund") will not:

(1) Invest in any securities other than U.S. Government Securities, put and call options thereon, futures contracts, options on futures contracts and repurchase agreements;

(2) Purchase or sell commodities or commodity contracts, except that the Fund may purchase and sell interest rate futures contracts and related options;

(3) Purchase any security on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities. (For this purpose, the deposit or payment by the Fund of initial or variation margin in connection with interest rate futures contracts or related options transactions is not considered the purchase of a security on margin.);

(4) Make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 10% of the Fund's net assets (taken at market value) is held as collateral for such sales at any one time. (It is the present intention of management to make such sales only for the purpose of deferring realization of gain or loss for federal income tax purposes; such sales would not be made with respect to securities subject to outstanding options.);

(5) Make loans to other persons (except as provided in restriction (6) below); provided that for purposes of this restriction the investment in repurchase agreements shall not be deemed to be the making of a loan;

(6) Lend its portfolio securities in excess of 15% of its total assets taken at market value;

(7) Issue senior securities, borrow money or pledge its assets; provided, however, that the Fund may borrow from a bank as a temporary measure for extraordinary or emergency purposes or to meet redemptions, in amounts not exceeding 10% (taken at the market value) of its total assets and pledge its assets to secure such borrowings; and, provided, further, that the Fund will not purchase any additional portfolio securities at any time that its borrowings exceed 5% of its total net assets. (For the purpose of this restriction, collateral arrangements with respect to the writing of options, interest rate futures contracts, options on interest rate futures contracts, and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures or related options are deemed to be the issuance of a senior security.);

(8) Underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities;

(9) Write, purchase or sell puts, calls or combinations thereof, except that the Fund may write, purchase and sell puts, calls or combinations thereof with respect to U.S. Government Securities and with respect to interest rate futures contracts;

(10) Invest in the securities of other investment companies, except by purchases in the open market involving only customary brokers' commissions, or in connection with a merger, consolidation or similar transaction. Under the Investment Company Act of 1940 (the "1940 Act"), the Fund may not (a) invest more than 10% of its total assets (taken at current value) in such securities, (b) own securities of any one investment company having a value in excess of 5% of the Fund's total assets [taken at current value], or (c) own more than 3% of the outstanding voting stock of any one investment company.

     Although the Government Securities Fund may from time to time loan its portfolio securities and issue senior securities, borrow money or pledge its assets to the extent permitted by investment restrictions (5), (6) and (7) above, the Fund has no current intention of engaging in such investment techniques.

     As a matter of operating policy subject to change without shareholder approval, the Fund will not (1) purchase any security restricted as to disposition under federal securities laws if as a result of such purchase more than 10% of the Fund's total net assets would be invested in such securities; (2) invest more than 15% of the Fund's total net assets in illiquid investments; (3) invest in any oil, gas and other mineral leases; (4) purchase or sell real property including limited partnership interests but excluding readily marketable interests in real estate investment trusts or readily marketable securities of companies which invest in real estate, or (5) invest more than 5% of its net assets in warrants, no more than 2% of which will be invested in warrants that are not listed on the New York Stock Exchange or American Stock Exchange, provided however, that for purposes of this limitation, warrants acquired by the Fund in units or attached to other securities may be deemed to be without value.

Limited Term U.S. Government Fund
New England Limited Term U.S. Government Fund (the "Limited Term U.S. Government Fund") will not:

(1) Purchase any security on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities. (For this purpose, the deposit or payment by the Fund of initial or variation margin in connection with futures contracts or options transactions is not considered the purchase of a security on margin.);

(2) Make short sales of securities unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 10% of the Fund's net assets (taken at current value) is held as collateral for such sales at any one time;

(3) Issue senior securities, borrow money or pledge its assets; provided, however, that the Fund may borrow from a bank as a temporary measure for extraordinary or emergency purposes or to meet redemptions, in amounts not exceeding 10% (taken at the current value) of its total assets and pledge its assets to secure such borrowings; and, provided, further, that the Fund will not purchase any additional portfolio securities at any time that its borrowings exceed 5% of its total net assets. (For the purpose of this restriction, collateral arrangements with respect to the writing of options, futures contracts and options on futures contracts, and collateral arrangements with respect to initial and variation margin, are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures or options are deemed to be the issuance of a senior security.);

(4) Invest more than 25% of its total assets (taken at current value) in securities of businesses in the same industry (for this purpose, telephone, electric, water and gas utilities are considered separate industries);

(5) Make loans, except by the purchase of bonds, debentures, commercial paper, corporate notes and similar evidences of indebtedness that are a part of an issue to the public or to financial institutions, or by lending portfolio securities to the extent set forth in Part II of this Statement of Additional Information under "Miscellaneous Investment Practices -- Loans of Portfolio Securities" provided that for purposes of this restriction, investment in repurchase agreements shall not be deemed to be the making of a loan;

(6) Buy or sell oil, gas or other mineral leases, rights or royalty contracts, real estate or commodities or commodity contracts, except that the Fund may purchase and sell financial futures contracts, currency futures contracts and options related to such futures contracts. (This restriction does not prevent the Fund from purchasing securities of companies investing or dealing in the foregoing.);

(7) Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

(8) Make investments for the purpose of exercising control or management;

(9) Write, purchase or sell puts, calls or combinations thereof, except that the Fund may write, purchase and sell puts, calls or combinations thereof with respect to financial instruments or indices thereof and currencies and with respect to futures contracts on financial instruments or indices thereof.

Although the Limited Term U.S. Government Fund may from time to time make short sales, issue senior securities, borrow money or pledge its assets to the extent permitted by the above investment restrictions, the Limited Term U.S. Government Fund has no current intention of engaging in such investment techniques.

     As a matter of operating policy subject to change without shareholder approval, the Fund will not (1) purchase any security restricted as to disposition under federal securities laws if as a result of such purchase more than 10% of the Fund's total net assets would be invested in such securities or (2) invest more than 15% of the Fund's total net assets in illiquid securities.

     The Fund may invest in the securities of other investment companies to the extent permitted by the 1940 Act. The Fund has given undertakings to certain state regulatory authorities that the Fund will not (i) invest in real estate limited partnership interests or
(ii) invest more than 5% of its net assets in warrants, no more than 2% of which will be invested in warrants that are not listed on the New York Stock Exchange or American Stock Exchange; provided, however, that for purposes of this limitation, warrants acquired by the Fund in units or attached to other securities may be deemed to be without value.

     Such undertakings can be changes without shareholder approval, but the Trust's Statement will be revised to reflect any such changes.

Adjustable Rate Fund
New England Adjustable Rate U.S. Government Fund (the "Adjustable Rate Fund") will not:

(1) Purchase any security (other than U.S. Government Securities) if, as a result, more than 5% of the Fund's total assets (taken at current value) would then be invested in securities of a single issuer or 25% of the Fund's total assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water and telephone companies will be considered as being in separate industries);

(2) Purchase any security on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities. (For this purpose, the deposit or payment by the Fund of initial or variation margin in connection with interest rate futures contracts or related options transactions is not considered the purchase of a security on margin.);

(3) Make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 10% of the Fund's net assets (taken at market value) is held as collateral for such sales at any one time. (It is the current intention of the Fund, which may change without shareholder approval, to make such sales only for the purpose of deferring realization of gain or loss for federal income tax purposes; such sales would not be made with respect to securities covering outstanding options.);

(4) Acquire more than 10% of any class of securities of an issuer (taking all preferred stock issues of an issuer as a single class and all debt issues of an issuer as a single class) or acquire more than 10% of the outstanding voting securities of an issuer;

(5) Issue senior securities, borrow money or pledge its assets; provided, however, that the Fund may borrow from a bank as a temporary measure for extraordinary or emergency purposes or to meet redemptions, in amounts not exceeding 10% (taken at the market value) of its total assets and pledge its assets to secure such borrowings; and, provided, further, that the Fund will not purchase any additional portfolio securities at any time that its borrowings exceed 5% of its total net assets. (For the purpose of this restriction, collateral arrangements with respect to the writing of options, interest rate future contracts, and options on interest rate futures contracts, collateral arrangements with respect to interest rate caps, floors or swap arrangements, and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets and neither (i) such arrangements, (ii) the purchase or sale of futures or related options, (iii) interest rate caps and floors nor (iv) interest rate swap agreements, where assets are segregated to cover the Fund's obligations thereunder, are deemed to be the issuance of a senior security.);

(6) Invest more than 5% of its total assets (taken at current value) in securities of businesses (including predecessors) less than three years old;

(7) Purchase or retain securities of any issuer if officers and trustees of the Trust or officers and directors of the investment adviser of the Fund who individually own more than 1/2 of 1% of the shares or securities of that issuer, together own more than 5%;

(8) Make loans, except by purchase of bonds, debentures, commercial paper, corporate notes and similar evidences of indebtedness, that are a part of an issue to the public or to financial institutions, or by lending portfolio securities to the extent set forth under "Miscellaneous Investment Practices - Loans of Portfolio Securities" in Part II of this Statement of Additional Information. (This restriction 8 does not limit the Fund's ability to engage in repurchase agreement transactions.);

(9) Buy or sell oil, gas or other mineral leases, rights or royalty contracts, real estate or commodities or commodity contracts, except that the Fund may purchase and sell financial futures contracts, currency futures contracts and options related to such futures contracts, and may purchase interest rate caps and floors and enter into interest rate swap agreements. (This restriction does not prevent the Fund from purchasing securities of companies investing or dealing in the foregoing.);

(10) Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

(11) Make investments for the purpose of exercising control or management;

(12) Participate on a joint or joint and several basis in any trading account in securities;

(13) Write, purchase or sell puts, calls or combinations thereof, except that the Fund may write, purchase and sell puts, calls or combinations thereof with respect to fixed income securities and currencies and with respect to futures contracts on fixed income securities or currencies;

(14) Purchase any illiquid security, including securities that are not readily marketable, if, as a result, more than 10% of the Fund's total net assets (based on current value) would then be invested in such securities. The staff of the SEC is presently of the view that repurchase agreements maturing in more than seven days are subject to this restriction. Until that position is revised, modified or rescinded, the Fund will conduct its operations in a manner consistent with this view.

(15) Invest in the securities of other investment companies, except by purchases in the open market involving only customary brokers' commissions, or in connection with a merger, consolidation or similar transaction. Under the 1940 Act, the Fund may not (a) invest more than 10% of its total assets (taken at current value) in such securities, (b) own securities of any one investment company having a value in excess of 5% of the Fund's total assets (taken at current value), or (c) own more than 3% of the outstanding voting stock of any one investment company.

     Although the Fund may loan its portfolio securities and issue senior securities, borrow money, pledge its assets, and invest in the securities of other investment companies to the extent permitted by investment restrictions (5), (8) and (14) above, the Fund has no current intention of engaging in such investment activities. Also, the Fund will not invest in any stripped securities or other derivative investments.

     In addition, as a matter of current operating policy that may be changed without shareholder approval, the Adjustable Rate Fund (1) intends to limit certain of its investments in accordance with the provisions of the Federal Credit Union Act and Regulation 703 thereunder, (2) will not purchase or sell real property, including limited partnership interests but excluding readily marketable interests in real estate investment trusts or readily marketable securities of companies which invest in real estate, and (3) will not purchase any security restricted as to disposition under federal securities laws if as a result of such purchase more than 10% of the Fund's total net assets would be invested in such securities.

Strategic Income Fund
New England Strategic Income Fund (the "Strategic Income Fund") will not:

*(1)     Purchase any security (other than U.S. Government Securities)
    if , as a result, more than 25% of the Fund's total assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water and telephone companies will be considered as being in separate industries, and each foreign country's government (together with subdivisions thereof) will be considered to be a separate industry);

(2) Purchase securities on margin (but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities), or make short sales except where, by virtue of ownership of other securities, it has the right to obtain, without payment of further consideration, securities equivalent in kind and amount to those sold, and the Fund will not deposit or pledge more than 10% of its total assets (taken at current value) as collateral for such sales. (For this purpose, the deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin);

(3) Acquire more than 10% of any class of securities of an issuer (taking all preferred stock issues of an issuer as a single class and all debt issues of an issuer as a single class) or acquire more than 10% of the outstanding voting securities of an issuer;

*(4)     Borrow money in excess of 25% of its total assets, and then only as a temporary measure for extraordinary or emergency purposes;

(5) Pledge more than 25% of its total assets (taken at cost). (For the purpose of this restriction, collateral arrangements with respect to options, futures contracts and options on futures contracts and with respect to initial and variation margin are not deemed to be a pledge of assets);

(6) Invest more than 5% of its total assets (taken at current value) in securities of businesses (including predecessors) less than three years old;

(7) Purchase or retain securities of any issuer if officers and trustees of New England Funds Trust I or of any investment adviser of the Fund who individually own more than 1/2 of 1% of the shares or securities of that issuer, together own more than 5%;

*(8)     Make loans, except by entering into repurchase agreements or by purchase of bonds, debentures, commercial paper, corporate notes and similar evidences of indebtedness, which are a part of an issue to the public or to financial institutions, or through the lending of the Fund's portfolio securities;

*(9)     Buy or sell oil, gas or other mineral leases, rights or
    royalty contracts, real estate or commodities or commodity contracts, except that the Fund may buy and sell futures contracts and related options. (This restriction does not prevent the Fund from purchasing securities of companies investing in the foregoing);

*(10)    Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

(11) Make investments for the purpose of exercising control or management;

(12) Participate on a joint or joint and several basis in any trading account in securities. (The "bunching" of orders for the purchase or sale of portfolio securities with any investment adviser of the Fund or accounts under any such investment adviser's management to reduce brokerage commissions, to average prices among them or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction.);

(13) Write, purchase or sell options or warrants, except that the Fund may (a) acquire warrants or rights to subscribe to securities of companies issuing such warrants or rights, or of parents or subsidiaries of such companies, (b) write, purchase and sell put and call options on securities, securities indexes or futures contracts and (c) enter into currency forward contracts;

(14) Purchase any illiquid security if, as a result, more than 15% of its net assets (taken at current value) would be invested in such securities;

(15) Invest in the securities of other investment companies, except by purchases in the open market involving only customary brokers' commissions. Under the 1940 Act, the Fund may not (a) invest more than 10% of its total assets (taken at current value) in such securities, (b) own securities of any one investment company having a value in excess of 5% of the total assets of the Fund (taken at current value), or (c) own more than 3% of the outstanding voting stock of any one investment company; or

*(16)    Issue senior securities.  (For the purpose of this
    restriction none of the following is deemed to be a senior security: any pledge or other encumbrance of assets permitted by restrictions (2) or (5) above; any borrowing permitted by restriction (4) above; any collateral arrangements with respect to forward contracts, options, futures contracts, swap contracts or other similar contracts and options on futures contracts, swap contracts or other similar contracts and with respect to initial and variation margin; the purchase or sale of options, forward contracts, futures contracts, swap contracts or other similar contracts or options on futures contracts, swap contracts or other similar contracts; and the issuance of shares of beneficial interest permitted from time to time by the provisions of the Trust's Declaration of Trust and by the Investment Company Act of 1940, the rules thereunder, or any exemption therefrom.)

     As a matter of operating policy subject to change without shareholder approval, the Fund will not (1) at the time of purchase, invest more than 5% of its assets the securities of any issuer, excluding government securities; and (2) purchase puts, calls, straddles, spreads and any combination thereof if by reason thereof the value of its aggregate investments in such will exceed 5% of its total assets.

Bond Income Fund
New England Bond Income Fund (the "Bond Income Fund") will not:

(1) Purchase any security (other than U.S. Government obligations) if, as a result, more than 5% of the Fund's total assets (taken at current value) would then be invested in securities of a single issuer or 25% of the Fund's total assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water and telephone companies will be considered as being in separate industries);

(2) Purchase securities on margin (but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities); or make short sales except where, by virtue of ownership of other securities, it has the right to obtain, without payment of further consideration, securities equivalent in kind and amount to those sold, and the Fund will not deposit or pledge more than 10% of its total assets (taken at current value) as collateral for such sales;

(3) Acquire more than 10% of any class of securities of an issuer (taking all preferred stock issues of an issuer as a single class and debt issues of an issuer as a single class) or acquire more than 10% of the outstanding voting securities of an issuer;

(4) Borrow money, except as a temporary measure for extraordinary or emergency purposes, up to an amount not in excess of 10% of its total assets (taken at cost) or 5% of its total assets (taken at current value), whichever is lower;

(5) Pledge more than 15% of its total assets (taken at cost);

(6) Invest more than 5% of its total assets (taken at current value) in securities of businesses (including predecessors) less than three years old;

(7) Purchase or retain securities of any company if officers and trustees of New England Funds Trust I or of any investment adviser of the Bond Income Fund who individually own more than 1/2 of 1% of the shares or securities of that company, together own more than 5%;

(8) Make loans, except by purchase of bonds, debentures, commercial paper, corporate notes and similar evidences of indebtedness, which are part of an issue to the public, or by lending portfolio securities to the extent set forth under "Miscellaneous Investment Practices -- Loans of Portfolio Securities" in Part II of this Statement;

(9) Buy or sell oil, gas or other mineral leases, rights or royalty contracts, commodities or commodity contracts or real estate (except that the Bond Income Fund may buy and sell marketable securities of companies, including real estate investment trusts, which may represent indirect interests in real estate; may buy and sell futures contracts on securities or on securities indexes and may write, purchase or sell put or call options on such futures contracts or indexes; and may enter into currency forward contracts);

(10)     Act as underwriter;

(11) Make investments for the purpose of exercising control or management;

(12) Participate on a joint or joint and several basis in any trading account in securities. (The "bunching" of orders for the purchase or sale of portfolio securities with Back Bay Advisors, L.P. ["Back Bay Advisors"] or accounts under its management to reduce brokerage commissions, to average prices among them, or to facilitate such transactions is not considered participating in a trading account in securities.);

(13) Write, purchase or sell options or warrants, except that the Fund may (a) acquire warrants or rights to subscribe to securities of companies issuing such warrants or rights or of parents or subsidiaries of such companies, provided that such warrants or other rights to subscribe are attached to, or part of a unit offering involving, other securities, and (b) write, purchase or sell put or call options on securities, securities indexes or futures contracts; or

(14) Invest in the securities of other investment companies, except by purchases in the open market involving only customary brokers' commissions, or in connection with a merger, consolidation or similar transaction. (Under the 1940 Act, the Fund may not (a) invest more than 10% of its total assets [taken at current value] in such securities, (b) own securities of any one investment company having a value in excess of 5% of the Fund's total assets [taken at current value], or (c) own more than 3% of the outstanding voting stock of any one investment company.)

     In order to comply with certain state requirements applicable to restriction (5) above, as a matter of operating policy subject to change without shareholder approval, the Bond Income Fund will not pledge more than 2% of its assets. As a matter of operating policy subject to change without shareholder approval, the Fund will not (1) purchase any security restricted as to disposition under federal securities laws if as a result of such purchase more than 10% of the Fund's total net assets would be invested in such securities; (2) invest more than 15% of the Fund's total net assets in illiquid investments; or (3) purchase or sell real property, including limited partnership interests but excluding readily marketable interests in real estate investment trusts or readily marketable securities of companies which invest in real estate.

High Income Fund
New England High Income Fund (the "High Income Fund") will not:

(1) Buy more than 10% of the voting securities or more than 10% of all of the securities of any issuer, or invest to control or manage any company;

(2) Purchase securities on "margin," except for short-term credits as needed to clear securities purchases;

(3) Invest in securities issued by other investment companies, except in connection with a merger, consolidation, acquisition, or reorganization, or by purchase in the open market of securities of closed-end investment companies where no underwriter or dealer commission or profit, other than a customary brokerage commission, is involved and only if immediately thereafter not more than 10% of the value of its total assets would be invested in such securities;

(4) Purchase securities, other than shares of the Fund, from or sell portfolio securities to its directors or officers, or firms they are affiliated with as principals, except as permitted by the regulations of the SEC;

(5) Purchase or sell commodities or commodity contracts, or write, purchase or sell options, except that the Fund may (a) buy or sell futures contracts on securities or on securities indexes and (b) write, purchase or sell put or call options on securities, on securities indexes or on futures contracts of the type referred to in clause (a) of this restriction;

(6) Make loans, except loans of portfolio securities and except to the extent that the purchase of notes, repurchase agreements, bonds, or other evidences of indebtedness or deposits with banks or other financial institutions may be considered loans;

(7) Make short sales of securities or maintain a short position;

(8) Purchase or sell real estate, provided that the Fund may invest in securities secured by real estate or interests therein or in securities issued by companies which invest in real estate or interests therein;

(9) Purchase or sell interests in oil and gas or other mineral exploration or development programs, provided that the Fund may invest in securities issued by companies which do invest in or sponsor such programs;

(10)     Underwrite the securities of other issuers; or

(11) Invest more than 10% of the value of its total assets, in the aggregate, in repurchase agreements maturing in more than seven days and restricted securities.

     As a matter of operating policy subject to change without shareholder approval, the Fund will not (1) purchase any security restricted as to disposition under federal securities laws if as a result of such purchase more than 10% of the Fund's total net assets would be invested in such securities or (2) invest more than 15% of the Fund's total net assets in illiquid investments.

     The Fund has given undertakings to certain state regulatory authorities that the Fund will not (1) invest more than 5% of its net assets in warrants, no more than 2% of which will be invested in warrants that are not listed on the New York Stock Exchange or the American Stock Exchange; provided, however, that for purposes of this limitation, warrants acquired by the Fund in units or attached to other securities may be deemed to be without value, (2) invest in mineral leases or (3) invest in real estate limited partnership interests. Such undertakings can be changed without shareholder approval, but the Statement will be revised to reflect any such changes.

Municipal Income Fund
New England Municipal Income Fund (the "Municipal Income Fund") will not:

(1) Purchase any security if, as a result, more than 5% of the Fund's total assets (taken at current value) would then be invested in securities of a single issuer. This limitation does not apply to U.S. Government Securities. (The Fund will treat each state and each separate political subdivision, agency, authority or instrumentality of such state, each multistate agency or authority, and each guarantor, if any, as a separate issuer);

(2) Invest more than 25% of its total assets (taken at current value) in industrial development revenue bonds that are based, directly or indirectly, on the credit of private entities in any one industry or in securities of private issuers in any one industry. (For the purpose of this restriction, "private activity bonds" under the Code will be treated as industrial revenue bonds.) (In the utilities category, gas, electric, water and telephone companies will be considered as being in separate industries);

(3) Purchase any security on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities; or make short sales. For this purpose, the deposit or payment by the Fund of initial or variation margin in connection with interest rate futures contracts or tax exempt bond index futures contracts is not considered the purchase of a security on margin;

(4) Purchase more than 10% of the total value of the outstanding securities of an issuer;

(5) Borrow money, except as a temporary measure for extraordinary or emergency purposes (but not for the purpose of investment) up to an amount not in excess of 10% of its total assets (taken at cost) or 5% of its total assets (taken at current value), whichever is lower;

(6) Pledge, mortgage or hypothecate more than 15% of its total assets (taken at cost). In order to comply with certain state requirements, as a matter of operating policy subject to change without shareholder approval, the Fund will not pledge, mortgage or hypothecate more than 5% of such assets;

(7) Invest more than 5% of its total assets (taken at current value) in securities of businesses less than three years old and industrial development revenue bonds where the private entity on whose credit the security is based, directly or indirectly, is less than three years old (including predecessor businesses and entities);

(8) Purchase or retain securities of any issuer if, to the knowledge of the Fund, officers and trustees of New England Funds Trust I or of any investment adviser of the Municipal Income Fund who individually own beneficially more than 1/2 of 1% of the securities of that issuer, together own beneficially more than 5% of such securities;

(9) Make loans, except by purchase of debt obligations in which the Fund may invest consistent with its investment policies. This limitation does not apply to repurchase agreements;

(10) Buy or sell oil, gas or other mineral leases, rights or royalty contracts, commodities or real estate (except that the Fund may buy tax exempt bonds or other permitted investment secured by real estate or an interest therein);

(11) Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

(12) Purchase voting securities or make investments for the purpose of exercising control or management;

(13) Participate on a joint or joint and several basis in any trading account in securities;

(14) Write, purchase, or sell puts, calls or combinations thereof, except that the Fund may write, purchase and sell puts, calls or combinations thereof with regard to futures contracts;

(15) Invest in the securities of other investment companies, except in connection with a merger, consolidation or similar transaction. (Under the 1940 Act, the Fund may not (a) invest more than 10% of its total assets (taken at current value) in such securities, (b) own securities of any one investment company having a value in excess of 5% of the Fund's total assets (taken at current value), or (c) own more than 3% of the outstanding voting stock of any one investment company.)

    The Fund may invest more than 25% of its assets in industrial development revenue bonds, subject to limitation (2) above. In addition, as a matter of such operating policy subject to change without shareholder approval, the Fund will not invest more than 25% of its assets in securities of issuers located in the same state, and the Fund will not (1) purchase any security restricted as to disposition under federal securities laws if as a result of such purchase more than 10% of the Fund's total net assets would be invested in such securities or (2) invest more than 15% of the Fund's total net assets in illiquid investments.


                       FUND CHARGES AND EXPENSES


INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES FEES

     Pursuant to separate advisory agreements, each dated January 2, 1996 (May 1, 1995, in the case of the Strategic Income Fund), New England Funds Management, L.P. ("NEFM") has agreed, subject to the supervision of the Board of Trustees of the relevant Trust, to manage the investment and reinvestment of the assets of each Fund and to provide a range of administrative services to each Fund. For the services described in the advisory agreements, each Fund pays NEFM a management fee at the annual rate set forth in the following table:

                                    Management fee paid by Fund to NEFM
            Fund              (as a percentage of average daily net assets of
----------------------------                     the Fund)
                                      -------------------------------
Adjustable Rate  Fund          0.55%    of the first $200 million
                               0.51%    of the next $300 million
                               0.47%    of amounts in excess of $500 million

Bond Income Fund               0.500%   of the first $100 million
                               0.375%   of amounts in excess of $100 million

Government Securities Fund     0.650%   of the first $200 million
                               0.625%   of the next $300 million
                               0.600%   of amounts in excess of $500 million

High Income Fund               0.75%    of all assets

Limited Term U.S. Government   0.650%   of the first $200 million
Fund                           0.625%   of the next $300 million
                               0.600%   of amounts in excess of $500 million

Strategic Income Fund          0.65%    of the first $200 million
                               0.60%    of amounts in excess of $200 million

Municipal Income Fund          0.500%   of the first $100 million
                               0.375%   of amounts in excess of $100 million

     Each advisory agreement provides that NEFM may delegate its responsibilities thereunder to another party. Pursuant to a subadvisory agreement dated May 1, 1995, NEFM has delegated responsibility for managing the investment and reinvestment of the Strategic Income Fund's assets to Loomis Sayles & Company, L.P. ("Loomis Sayles"), as subadviser. Pursuant to separate subadvisory agreements, each dated January 2, 1996, NEFM has delegated responsibility for managing the investment and reinvestment of the other Funds' assets to Back Bay Advisors, as subadviser. The Funds pay no direct fees to Loomis Sayles or Back Bay Advisors. For providing such subadvisory services to the Funds, NEFM pays each subadviser a subadvisory fee at the annual rate set forth in the following table:

                                      Subadvisory fee payable to NEFM to
                                                  subadviser
                                      (as a percentage of average daily
         Fund            Subadviser        net assets of the Fund)
-----------------------  -----------   --------------------------------
Adjustable Rate Fund      Back Bay   0.275%   of the first $200 million
                          Advisors   0.255%   of the next $300 million
                                     0.235%   of amounts in excess of
                                              $500 million

Bond Income Fund          Back Bay   0.2500%  of the first $100 million
                          Advisors   0.1875%  of amounts in excess of
                                              $100 million

Government Securities     Back Bay   0.3250%  of the first $200 million
Fund                      Advisors   0.3125%  of the next $300 million
                                     0.3000%  of amounts in excess of
                                              $500 million

High Income Fund          Back Bay   0.375%   of all assets
                          Advisors

Limited Term U.S.         Back Bay   0.3250%  of the first $200 million
Government Fund           Advisors   0.3125%  of the next $300 million
                                     0.3000%  of amounts in excess of
                                              $500 million

Strategic Income Fund      Loomis     0.35%   of the first $200 million
                           Sayles     0.30%   of amounts in excess of
                                              $200 million

Municipal Income Fund     Back Bay   0.2500%  of the first $100 million
                          Advisors   0.1875%  of amounts in excess of
                                              $100 million

     Prior to January 2, 1996, Back Bay Advisors served as adviser to the Government Securities, Limited Term U.S. Government, Bond Income, High Income and Municipal Income Funds, pursuant to separate advisory agreements each of which provided for an advisory fee payable by such Fund to Back Bay Advisors at the same rate as the management fee currently payable by such Fund to NEFM.

     Prior to January 2, 1996, Back Bay Advisors served as adviser to the Adjustable Rate Fund, pursuant to an advisory agreement which provided for an advisory fee payable by the Fund to Back Bay Advisors at the annual rate of 0.40% of the first $200 million of the Fund's average daily net assets, 0.375% of the next $300 million of such assets and 0.35% of such assets in excess of $500 million.

     Back Bay Advisors was paid $275,084, $955,078 and $1,056,207, respectively, for investment management services it rendered to the Adjustable Rate Fund during the fiscal years ended December 31, 1992, 1993 and 1994, after reduction pursuant to the expense limitation arrangement described below. Had the voluntary expense limitation not been in effect Back Bay Advisors would have been paid $751,293, 2,011,626 and $2,351,792, respectively, for investment management services it rendered to the Adjustable Rate Fund during the fiscal years ended December 31, 1992, 1993 and 1994.

     Prior to January 2, 1996, New England Funds, L.P. (the "Distributor"), an affiliate of Back Bay Advisors, provided the Adjustable Rate Fund with office space, facilities and equipment, services of executive and other personnel and certain administrative services, pursuant to an administrative services agreement. Under this agreement, the Adjustable Rate Fund paid the Distributor a fee at the annual rate of 0.15% of the first $200 million of the Fund's average daily net assets, 0.135% of the next $300 million of such assets and 0.12% of such assets in excess of $500 million. The Adjustable Rate Fund's current management fee rate represents the sum of the fee rates under the prior advisory and administrative services agreements.

     Until further notice to the Adjustable Rate Fund, NEFM and the Distributor have voluntarily agreed to reduce their fees and, if necessary, to bear certain expenses related to operating the Fund in order to limit the Fund's expenses to an annual rate of 0.70%, 1.45% and 0.45% of the average daily net assets of the Fund's Class A, Class B and Class Y shares, respectively. Prior to January 2, 1996, similar voluntary limitations were in effect with respect to Back Bay Advisors, the Distributor and the Fund.

     For the fiscal years ended December 31, 1992, 1993 and 1994, the Government Securities Fund paid advisory fees to Back Bay Advisors of $1,144,944, $1,211,057 and $1,102,880, respectively.

     The Limited Term U.S. Government Fund paid Back Bay Advisors $2,460,751, $3,390,740 and $3,163,619 in advisory fees for the fiscal years ended December 31, 1992, 1993 and 1994, respectively, after reduction pursuant to the voluntary expense limitations then in effect.

     For the fiscal years ended December 31, 1992, 1993 and 1994, the Bond Income Fund paid advisory fees to Back Bay Advisors of $613,851, $751,948 and $774,457, respectively; and the Municipal Income Fund paid advisory fees to Back Bay Advisors of $772,944, $911,990 and $925,947, respectively.

     Prior to July 1, 1995, the advisory agreement for the Municipal Income Fund included a provision under which Loomis Sayles served as a subadviser and furnished regularly to Back Bay Advisors, without additional cost to the Fund, statistical and research information and advice relating to the Fund's investments. For its services, Loomis Sayles received a fee, paid by Back Bay Advisors not less often than quarterly, equal to 40% of the compensation paid by the Fund to Back Bay Advisors on the first $10 million of the Fund's average daily net assets, 30% of the compensation paid on the next $10 million of such assets and 20% of the compensation paid on such assets in excess of $20 million. For the fiscal years ended December 31, 1992, 1993 and 1994, the compensation from Back Bay Advisors to Loomis Sayles under this agreement was $169,589, $197,398 and $200,190, respectively.

     In addition to the expense limitations discussed in Part II of this Statement under "Management of the Trusts," Back Bay Advisors' compensation under its advisory agreement with the High Income Fund was subject to reduction to the extent that, for any calendar month, the Fund's expenses, including the management fee, but exclusive of brokerage, taxes, interest, distribution fees and extraordinary items, exceed an annual rate of 1.50% of the Fund's average daily net assets.

     Until further notice to the Fund, NEFM has voluntarily agreed to reduce its management fee and, if necessary, to bear certain expenses related to operating the High Income Fund to an annual rate of 1.50% of the Fund's average daily net assets. Prior to January 2, 1996, similar voluntary limitations were in effect with respect to Back Bay Advisors and the Fund.

     Back Bay Advisors was paid $41,884, $131,833 and $190,955 in advisory fees by the High Income Fund during the fiscal years ended December 31, 1992, 1993 and 1994, respectively, after reduction pursuant to the foregoing voluntary expense limitations. Had the voluntary expense limitation not been in effect, Back Bay Advisors would have been paid $125,542, $207,486 and $273,994, respectively, in advisory fees by the High Income Fund during the fiscal years ended December 31, 1992, 1993 and 1994.

BROKERAGE COMMISSIONS

     In 1992, 1993 and 1994, $13,300, $-0- and $-0-, respectively, were paid in commissions on brokerage transactions for the Government Securities Fund.

     For more information about Fund portfolio transactions, see
"Portfolio Transactions and Brokerage" in Part II of this Statement.

SALES CHARGES AND 12B-1 FEES

     As explained in Part II of this Statement, the Class A, B and, in the case of the Limited Term U.S. Government the Bond Income and the Strategic Income Funds, C shares of each Fund pay a fee pursuant to a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The following table shows the amounts of Rule 12b-1 fees paid by the Class A and B shares of each Fund during the fiscal year ended Decembers 31, 1992, 1993 and 1994:

          Fund               1992         1993          1994
Government Securities       $440,364       $465,401     $409,90  (Class A)
 Fund                                        $1,582     $23,270  (Class B)**
Limited Term U.S.         $1,350,024     $1,873,424  $1,705,012  (Class A)
 Government Fund                             $7,721     $98,717  (Class B)*
Adjustable Rate Fund        $474,055     $1,322,743  $1,551,366  (Class A)
                                             $1,444     $14,092  (Class B)*
Bond Income Fund            $325,900       $416,977    $416,918  (Class A)
                                             $3,957     $30,717  (Class B)*
High Income Fund             $58,527        $96,279    $117,107  (Class A)
                                             $1,574     $30,717  (Class B)*
Municipal Income Fund       $431,964       $523,343    $512,288  (Class A)
                                             $5,363     $66,711  (Class B)*

* Class B shares were first offered on September 13, 1993.
**Government Securities Fund Class B shares were first offered
  September 23, 1993.

     Class C shares were first offered on January 3, 1995.

     During the fiscal year ended December 31, 1994 for the Class A and B shares, the Distributor's expenses relating to each Fund's 12b-1 plan were as follows:

Government Securities Fund
(Class A shares)

Compensation to Investment Dealers                 $409,069
Compensation to Distributor's Sales Personnel          $840

TOTAL                                              $409,909

(Class B shares)

Compensation to Investment Dealers                  $85,549

TOTAL                                               $85,549

Limited Term U.S. Government Fund
(Class A shares)

Compensation to Investment Dealers               $1,214,139
Compensation to Distributor's Sales Personnel      $490,873

TOTAL                                            $1,705,012


(Class B shares)

Compensation to Investment Dealers                 $238,791

TOTAL                                              $238,791


Adjustable Rate Fund
(Class A shares)

Compensation to Investment Dealers               $1,545,457
Compensation to Distributor's Sales Personnel        $5,909

TOTAL                                            $1,551,366

(Class B shares)

Compensation to Investment Dealers                  $38,904

TOTAL                                               $38,904

Bond Income Fund
(Class A shares)

Compensation to Investment Dealers                 $416,304
Compensation to Distributor's Sales Personnel          $614

TOTAL                                              $416,918

(Class B shares)

Compensation to Investment Dealers                 $306,332

TOTAL                                              $306,332

High Income Fund
(Class A shares)

Compensation to Investment Dealers                  $83,573
Compensation to Distributor's Sales Personnel       $33,534

TOTAL                                              $117,107

(Class B shares)

Compensation to Investment Dealers                 $160,546

TOTAL                                              $160,546

Municipal Income Fund
(Class A shares)

Compensation to Investment Dealers                 $516,362
Compensation to Distributor's Sales Personnel          $926

TOTAL                                              $517,288

(Class B shares)

Compensation to Investment Dealers                 $244,391

TOTAL                                              $244,391


     Of the amounts listed above as compensation to investment dealers, the following amounts were paid by the Distributor to New England Securities, a broker dealer affiliate of the Distributor:
$362,757 relating to the Class A shares and $69,405 relating to the Class B shares of the Government Securities Fund; $315,154 relating to the Class A shares and $31,368 relating to the Class B shares of the Adjustable Rate Fund; $361,710 relating to the Class A shares and $282,362 relating to the Class B shares of the Bond Income Fund; $50,320 relating to the Class A shares and $96,262 relating to the Class B shares of the High Income Fund; $439,718 relating to the Class A shares and $183,622 relating to the Class B shares of the Municipal Income Fund; and $809,044 relating to the Class A shares and $198,426 relating to Class B shares of the Limited Term U.S. Government Fund. New England Securities paid substantially all of the fees it received from the Distributor in commissions to its sales personnel and to defray overhead costs relating to sales of Fund shares and/or servicing shareholder accounts.

     At April 1, 1995, to the Trusts' knowledge, the following persons owned of record or beneficially 5% or more of the indicated Fund:

Adjustable Rate U.S. Government
Fund
Class A shares           San Bernardino County      21.25%
                         Treasurer
                         172 W. 3rd Street,
                         1st Floor
                         San Bernardino, CA  9245-
                         1001

                         San Diego County Treasurer 10.52%
                         Tax Collector
                         1600 Pacific Highway,
                         Room 112
                         San Diego, CA  92101-2422

Class B shares           Smith Barney Inc.          7.3%
                         388 Greenwich Street
                         New York, NY  10013-2375

                         Lynn C. Knarr              6.83%
                         14 Canal Road
                         Westport, CT  06880-6904
Government Securities

Class B shares           Edith H. Crowson           7.33%
                         22410 Provincial
                         Katy, TX  77450-1624

Class Y shares           New England Mutual Life    100%
                         Ins. Co.
                         Separate Investment
                         Accounting
                         Attention: Victor Soohoo
                         501 Boylston Street,
                         6th Floor
                         Boston, MA  02116-3706

Limited Term U.S.
Government Fund

Class C shares           Advest Inc.                48.59%
                         280 Trumbull Street
                         Hartford, CT  06103-3599

Class Y shares           NEIC Retirement Trust      61.83%
                         c/o Defined Contribution
                         Svs - TNE
                         Post Office Box 755
                         Boston, MA  02117

                         New England Mutual Life    38.17%
                         Ins. Co.
                         Separate Investment
                         Accounting
                         Attention: Victor Soohoo
                         501 Boylston Street, 6th
                         Floor
                         Boston, MA  02116-3706

Bond Income Fund

Class C shares           Hays Properties LLC        48.75%
                         Post Office Box 1312
                         Bloomington, IN  47402-
                         1312

                         William Walker             29.20%
                         11 Saddle Club
                         Lexington, MA  02173-2102

                         Richard F. Lanes           8.65%
                         11844 Providence Bay Ct
                         Lakeside, CA  92404-2360

                         Great Lakes Elevator Inc.  6.37%
                         401(k) Plan
                         401 Hall Street SW Box 9
                         Grand Rapids, MI  49503-
                         5098


                  INVESTMENT PERFORMANCE OF THE FUNDS


                 PERFORMANCE RESULTS - PERCENT CHANGE
                    For the Periods Ended 12/31/94


Government Securities
Fund
(Class A shares)          Aggregate Total Return*     Average Annual Total
                                                             Return

       As a % of           1       5   9/16/85** -     1     5    9/16/85**
                          Year   Years   12/31/94    Year  Years  - 12/31/94
Net Asset Value          -5.50   33.48    91.69      -5.50 5.95      7.26
Maximum Offering Price   -9.73   27.48    83.06      -9.73 4.98      6.73


(Class B shares)            Aggregate Total     Average Annual Total
                                Return*                Return

       As a % of          1 Year    9/23/93**    1 Year    9/23/93**
                                   - 12/31/94              - 12/31/94
Net Asset Value            -6.22      -7.33       -6.22       5.81
Redemption at End of       -9.77     -10.01       -9.77      -7.86
Period


(Class Y shares)
                           Aggregate Total       Annualized Total
       As a % of               Return*                Return
                          3/31/94**- 12/31/94
Net Asset Value                 -1.97                  -7.99

Limited Term U.S. Government
Fund
(Class A shares)          Aggregate Total Return*      Average Annual Total
                                                              Return

       As a % of             1      1/03/89**        1      1/03/89**
                           Year    - 12/31/94      Year         -
                                                            12/31/94
Net Asset Value            -2.28     -52.62        -2.28      6.69
Maximum Offering Price     -5.24      48.05        -5.24      6.04


(Class B shares)            Aggregate Total     Average Annual Total
                                Return*                Return

       As a % of             1      9/27/93**        1      9/27/93**
                           Year     - 12/31/94     Year         -
                                                            12/31/94
Net Asset Value            -2.98      -3.32        -2.98      -2.62
Redemption at End of       -6.66      -6.09        -6.66      -4.78
Period

(Class Y shares)
                           Aggregate Total      Annualized Total
       As a % of               Return*               Return
                          3/31/94**-12/31/94
Net Asset Value                 -0.19                 -0.77

Adjustable Rate Fund***
(Class A shares)          Aggregate Total Return*      Average Annual Total
                                                              Return
                                        1
       As a % of             1      0/19/91**        1      10/19/91*
                           Year    - 12/31/94      Year        * -
                                                            12/31/94
Net Asset Value            0.77       10.00        0.77       3.41
Maximum Offering Price     -2.25      8.90         -2.25      2.44





(Class B shares)            Aggregate Total     Average Annual Total
                                Return*                Return

       As a % of             1      9/13/93**        1      9/13/93**
                           Year     - 12/31/94     Year         -
                                                            12/31/94
Net Asset Value            0.03        0.01        0.03       0.01
Redemption at End of       -3.84      -2.88        -3.84      -2.21
Period

Bond Income Fund
(Class A shares)          Aggregate Total Return*      Average Annual Total
                                                              Return

       As a % of           1       5        10         1      5       10
                          Year   Years    Years      Year   Years    Years
Net Asset Value          -4.24   46.36    144.05     -4.24  7.92     9.33
Maximum Offering Price   -8.52   39.77    133.06     -8.52  6.93     8.83


(Class B shares)            Aggregate Total     Average Annual Total
                                Return*                Return

       As a % of             1     9/13/93**        1       9/13/93**
                           Year    - 12/31/94     Year          -
                                                            12/31/94
Net Asset Value            -4.95     -5.71        -4.95       4.42
Redemption at End of       -8.55     -8.32        -8.55       -6.39
Period

High Income Fund****
(Class A shares)          Aggregate Total Return*      Average Annual Total
                                                              Return

       As a % of           1       5   2/22/84** -     1      5    2/22/84**
                          Year   Years   12/31/94    Year   Years - 12/31/94
Net Asset Value          -3.31   54.45    117.48     -3.31  9.08     8.08
Maximum Offering Price   -7.63   47.50    107.69     -7.63  8.09     7.58

(Class B shares)            Aggregate Total     Average Annual Total
                                Return*                Return

       As a % of             1     9/20/93**        1       9/20/93**
                           Year    - 12/31/94     Year          -
                                                            12/31/94
Net Asset Value            -4.03      0.16        -4.03       0.12
Redemption at End of       -7.56     -2.55        -7.56       -1.99
Period


Municipal Income Fund
(Class A shares)         Aggregate Total Return*   Average Annual Total
                                                          Return

       As a % of            1      5       10         1      5      10
                          Year   Years    Years     Year   Years   Years
Net Asset Value           -8.06  32.84   133.19     -8.06   5.84   8.83
Maximum Offering Price   -12.20  26.87   122.70    -12.20   4.88   8.34


(Class B shares)            Aggregate Total     Average Annual Total
                                Return*                Return

       As a % of             1      9/13/93**       1      9/13/93**
                           Year     - 12/31/94     Year    - 12/31/94
Net Asset Value            -8.67      -7.77       -8.67      -6.03
Redemption at End of      -12.15      -10.46      -12.15     -8.04
Period


* Federal regulations require this example to be calculated using a $1,000 investment. The normal minimum initial investment in shares of the Funds is $2,500, however.

**   Commencement of Fund operations.

*** Assuming deduction of current maximum sales load, the Adjustable Rate Fund's Class A shares' average one year and since inception average annual total returns would have been -2.53% and 3.22% and aggregate one year and since inception total returns would have been -2.53% and 7.21%, respectively, had a voluntary expense limitation not been in effect. Based on its net asset values, the Adjustable Rate Fund's Class A shares' one year and since inception average annual total return would have been 0.49% and 3.70% and aggregate total return would have been 0.49% and 8.31%, respectively. Assuming a redemption at the end of the period, the Fund's Class B shares average one year and since inception average annual total returns would have been -4.10% and -1.80%, respectively, had a voluntary expense limitation not been in effect. Aggregate total returns for the one year and since inception period would have been -4.10% and -2.34%, respectively. Based on its net asset values, the Class B shares average annual total return for the one year and since inception period would have been -0.25% and -0.05%, respectively. Aggregate total returns for the one year and since inception period would have been -0.25% and -0.53%, respectively.

**** Assuming deduction of current maximum sales load, the High Income
     Fund's Class A shares' one year, five year and since inception average annual total returns for the periods ended December 31, 1994 would have been 7.86%, 7.35% and 6.57%, respectively, had a voluntary expense limitation, for certain periods not been in effect. Aggregate total returns would have been -7.86%, 42.58% and 100.03%, respectively. Based on its net asset values, the High Income Fund's Class A shares' one year, five year and since inception average annual total returns for the period ended December 31, 1994 would have been -3.54%, 8.38% and 7.07%, respectively. Aggregate total returns would have been -3.54%, 49.53% and 109.82%, respectively. Assuming a redemption at the end of the period, the Fund's Class B shares average annual total returns for the one year and since inception period would have been -7.79% and -2.36%, respectively, had a voluntary expense limitation not been in effect. Aggregate total returns for the one year and since inception period would have been -7.79% and - 3.06%, respectively. Based on its net asset values, the Class B shares average annual total returns for the one year and since inception period would have been -4.26% and -0.19%, respectively. Aggregate total returns for the one year and since inception period would have been -4.26% and -0.25%, respectively.

                      YIELD FOR THE 30-DAY PERIOD
                            Ended 12/31/94
                 Fund                  Class A        Class B*
   Government Securities                6.30%          5.87%
   Limited Term U.S. Government         6.42%          5.98%
   Adjustable Rate U.S. Government      5.11%          4.36%
   Bond Income                          7.50%          7.10%
   High Income                          9.99%          9.76%
   Municipal Income                     5.77%          5.23%

     * Yields for the Class A shares of the Funds are based on the public offering price of a share of the Funds and yields for the Class B shares are based on the net asset value of a share of the Funds.

     Distribution Rate. The Government Securities, Limited Term U.S. Government, Adjustable Rate, Bond Income and High Income Funds may include in their written sales material distribution rates based on the Funds' distributions from net investment income and short-term capital gains for a recent 30 day, three month or one year period.

     Distributions of less than one year are annualized by multiplying by the factor necessary to produce twelve distributions. The distribution rates are determined by dividing the amount of the particular Fund's distributions per share over the relevant period by either the maximum offering price or the net asset value of a share of the Fund on the last day of the period.

                          DISTRIBUTION RATES
                      For Periods Ending 12/31/94


             As a % of              30 day    3 months    12 months

   Government Securities Fund
   (Class A shares)

   Net Asset Value                  6.79%       6.79%       4.32%
   Maximum Offering Price           6.48%       6.48%       4.13%


   (Class B shares)

   Net Asset Value                  5.98%       5.98%       4.09%

   (Class Y shares)

   Net Asset Value                  6.79%       6.78%       5.20%

   Limited Term U.S. Government
   Fund
   (Class A shares)

   Net Asset Value                  6.37%       6.30%       4.09%
   Maximum Offering Price           6.23%       6.25%       6.22%

   (Class B shares)

   Net Asset Value                  5.70%       5.64%       5.57%

   (Class Y shares)

   Net Asset Value                  5.63%       6.67%       1.61%

   Adjustable Rate Fund
   (Class A shares)

   Net Asset Value                  5.01%      4.64%        4.23%
   Maximum Offering Price           4.96%      4.59%        4.18%

   (Class B shares)

   Net Asset Value                  4.26%      3.91%        3.50%

   Bond Income Fund
   (Class A shares)

   Net Asset Value                  6.58%      6.58%        1.19%
   Maximum Offering Price           6.28%      6.28%        1.13%

   (Class B shares)

   Net Asset Value                  5.81%      5.81%        0.40%

   High Income Fund
   (Class A shares)

   Net Asset Value                 10.12%      10.12%       9.62%
   Maximum Offering Price           9.67%      9.67%        9.18%

   (Class B shares)

   Net Asset Value                  9.46%      9.46%        8.94%
   Redemption at the End of the
   Period

     The foregoing data represent past performance. The investment return and principal value of an investment in any Fund will fluctuate so that the investor's shares, when redeemed, may be with more or less than the original cost.

        MASS TAX FREE FUND STATEMENT OF ADDITIONAL INFORMATION

NEW ENGLAND FUNDS

Where The Best Minds Meet

NEW ENGLAND MASSACHUSETTS TAX FREE INCOME FUND

Statement of Additional Information -- PART I

May 1, 1995
As revised February 8, 1996

     This Statement of Additional Information (the "Statement") contains information which may be useful to investors but which is not included in the prospectus of New England Massachusetts Tax Free Income Fund (the "Fund"). This Statement is not a prospectus and is only authorized for distribution when accompanied or preceded by the prospectus of the Fund dated May 1, 1995, as supplemented October 26, 1995 and January 5, 1996 (the "Prospectus"). The Statement should be read together with that Prospectus. Investors may obtain a free copy of the Prospectus from New England Funds, L.P., Prospectus Fulfillment Desk, 399 Boylston Street, Boston, Massachusetts 02116.

     Part I of this Statement contains specific information about the Fund. Part II includes information about the Fund and other New
England Funds.

     The Fund is a series of New England Funds Trust II (the "Trust"), a registered management investment company that offers a total of eight series.



                   T a b l e   o f   C o n t e n t s
                                                  Page
                     Part I
   Investment Restrictions                         ii
   Fund Charges and Expenses                       iii
   Investment Performance of the Fund               v

                    Part II
   Miscellaneous Investment Practices               1
   Management of the Trusts                        12
   Portfolio Transactions and Brokerage            24
   Description of the Trusts and Ownership of      27
   Shares
   How to Buy Shares                               30
   Net Asset Value and Public Offering Price       30
   Reduced Sales Charges                           31
   Shareholder Services                            33
   Redemptions                                     37
   Standard Performance Measures                   39
   Income Dividends, Capital Gain                  43
   Distributions and Tax Status

   Appendix A - Description of Bond Ratings        47
   Appendix B - Publications That May Contain      50
   Fund Information
   Appendix C - Advertising and Promotional        53
   Literature


                        INVESTMENT RESTRICTIONS


As fundamental investment restrictions, which may not be changed without a vote of a majority of the outstanding voting securities, the Fund will not:

(1) Borrow money in excess of 10% of the value (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes. (Such borrowings will be repaid before any additional investments are made);

(2) Pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 10% of the value of its total assets (taken at the lower of cost or current value) and then only to secure borrowings permitted by restriction (1) above;

(3) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities;

(4) Make short sales of securities or maintain a short position for the account of the Fund unless at all times when a short position is open it owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short;

(5) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws;

(6) Purchase or sell real estate, although it may purchase securities which are secured by or represent interests in real estate;

(7) Purchase or sell commodities or commodity contracts, or write or purchase options, except that the Fund may (a) buy or sell futures contracts on securities or on securities indexes and (b) write, purchase or sell put or call options on securities, on securities indexes or on futures contracts of the type referred to in clause
    (a) of this restriction;

(8) Make loans, except by purchase of debt obligations in which the Fund may invest consistent with its investment policies, and through repurchase agreements;

(9) Invest in securities of any issuer if, to the knowledge of the Fund, officers and trustees of the Trust or officers and directors of Back Bay Advisors, L.P., the Fund's subadviser ("Back Bay
    Advisors"), who beneficially own more than 1/2 of 1% of the securities of that issuer together own more than 5%;

(10) Invest in the securities of any issuer if, immediately after such investment, more than 5% of the value of the total assets of the Fund taken at current value would be invested in the securities of such issuer; provided that this limitation does not apply either to obligations issued or guaranteed as to interest and principal by the U. S. Government or its agencies or instrumentalities or to Massachusetts Tax Exempt Bonds (as defined in the Prospectus);

(11) Purchase securities restricted as to resale, if, as a result, such investments would exceed 5% of the value of the Fund's net assets;

(12) Purchase securities (other than securities of the U.S. Government, its agencies or instrumentalities or Massachusetts Tax Exempt Bonds, except obligations backed only by the assets and revenues of nongovernmental users) if as a result of such purchases more than 25% of the value of the Fund's total assets would be invested in any one industry. Governmental issuers of Massachusetts Tax Exempt Bonds are not considered part of any "industry." However, Massachusetts Tax Exempt Bonds backed only by the assets and revenues of nongovernmental users may for this purpose be deemed to be issued by such nongovernmental users, and this 25% limitation would apply to such obligations. Thus, no more than 25% of the Fund's assets will be invested in obligations deemed to be issued by nongovernmental users in any one industry and in taxable obligations of issuers in the same industry;

(13)     Acquire more than 10% of the voting securities of any issuer;
    or

(14) Issue any class of securities which is senior to the Fund's shares of beneficial interest except to the extent that borrowings permitted by investment restriction (1) are deemed to involve the issuance of such securities.

It is contrary to the Fund's present policies, which may be changed without shareholder approval, to:

(1) Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets;

(2) Invest in securities of any issuer if the party responsible for payment, together with any predecessor, has been in operation for less than three years, and, as a result of the investment, the aggregate of such investments would exceed 5% of the value of the Fund's total assets; provided, however, that this restriction shall not apply to any obligation of the United States or its agencies or for the payment of which is pledged the faith, credit and taxing power of any person authorized to issue Massachusetts Tax Exempt Bonds;

(3) Buy or sell oil, gas or other mineral leases, rights or royalty contracts; or

(4) (A) purchase any security restricted as to disposition under federal securities laws if as a result of such purchase more than 10% of the Fund's total net assets would be invested in such securities or (B) invest more than 15% of the Fund's total net assets in illiquid securities.

     All percentage limitations on investments will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.


                       FUND CHARGES AND EXPENSES


INVESTMENT ADVISORY FEES

     Pursuant to an advisory agreement dated January 2, 1996, New England Funds Management, L.P. ("NEFM") has agreed, subject to the supervision of the Board of Trustees of the Trust, to manage the investment and reinvestment of the assets of the Fund and to provide a range of administrative services to the Fund. For the services described in the advisory agreement, the Fund has agreed to pay NEFM a management fee at the annual rate of 0.60% of the first $100 million of the Fund's average daily net assets and 0.50% of such assets in excess of $100 million.

     The advisory agreement provides that NEFM may delegate its responsibilities thereunder to other parties. Pursuant to a subadvisory agreement dated January 2, 1996, NEFM has delegated responsibility for managing the investment and reinvestment of the Fund's assets to Back Bay Advisors as subadviser. For providing such subadvisory services to the Fund, NEFM pays Back Bay Advisors a subadvisory fee at the annual rate of 0.30% of the first $100 million of the Fund's average daily net assets and 0.25% of such assets in excess of $100 million. The Fund pays no direct fees to Back Bay Advisors.

     Prior to January 2, 1996, Back Bay Advisors served as adviser to the Fund pursuant to an advisory agreement which provided for an advisory fee payable by the Fund to Back Bay Advisors at the same rate as the management fee currently payable by the Fund to NEFM. Back Bay Advisors' compensation under such advisory agreement was subject to reduction to the extent that in any year the Fund's expenses, including Back Bay Advisors' fee, but exclusive of brokerage commissions, taxes, interest, distribution expenses and extraordinary items, exceeded the lesser of (i) 1.50% annually, of the Fund's average daily net assets or (ii) any expense limitation on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the Fund were qualified for offer and sale. See "Management of the Trusts" in Part II of this Statement.

     NEFM has voluntarily agreed for an indefinite period to reduce its management fee and, if necessary, to bear certain expenses associated with operating the Fund in order to limit the Fund's expenses to an annual rate of 0.85% of the Fund's average daily net assets. Prior to January 2, 1996, similar voluntary limitations were in effect with respect to Back Bay Advisors and the Fund, in addition to the contractual expense limitations described above.

     For the fiscal years ended December 31, 1992, 1993 and 1994, the Fund paid Back Bay Advisors $146,119, $263,716 and $235,838, respectively (after reductions pursuant to voluntary expense limitations in effect). Had voluntary expense limitations not been in effect, the fees for the fiscal years ended December 1992, 1993 and 1994 would have been $475,006, $673,228 and $709,536, respectively.

BROKERAGE COMMISSIONS

     For the fiscal years ended December 31, 1992, 1993 and 1994, the Fund paid no brokerage commissions on portfolio transactions.

     For more information about Fund portfolio transactions, see
"Portfolio Transactions and Brokerage" in Part II of this Statement.

OWNERSHIP OF FUND SHARES

     At March 31, 1995, the following persons owned of record or beneficially 5% or more of the Class A or Class B shares of the Fund:

Class B shares           Frances A. Chamberland         5%
                         Trust
                         Anna M. Chamberland
                         Frances Chamberland JT
                         108 Quartermaster Row
                         South Yarmouth, MA  02664-
                         1652

SALES CHARGES AND 12B-1 FEES

     As explained in Part II of this Statement, the Fund pays its distributor fees under separate plans adopted pursuant to Rule 12b-1 under the Investment Company of Act of 1940 relating to the Class A and Class B shares. For the fiscal years ended December 31, 1992, 1993 and 1994, these fees amounted to $277,122, $401,119 and $415,085 for the Fund's Class A shares; $2,024 and $33,138 for the period September 13, 1993 through December 31, 1993 and the fiscal year ended December 31, 1994 for the Fund's Class B shares.

     During the fiscal year ended December 31,1994, the distributor paid $295,637 as compensation to investment dealers and $119,448 as compensation to its sales personnel for the Fund's Class A shares. During the fiscal year ended December 31, 1994, the distributor paid $138,440 as compensation to investment dealers for the Fund's Class B shares. Of the amount paid to investment dealers, $61,628 and $115,199 was paid to New England Securities, a broker-dealer affiliate of the distributor, for the Fund's A shares and B shares respectively. New England Securities paid substantially all of the fees it received from the distributor in commissions to its sales personnel and to defray sales-related overhead costs.


                  INVESTMENT PERFORMANCE OF THE FUND


                 PERFORMANCE RESULTS - PERCENT CHANGE
                    For the Periods Ended 12/31/94

Class A shares
                          Aggregate Total Return*      Average Annual
                                                        Total Return

      As a % of ++          1      5        10      1 Year    5     10
                          Year   Years    Years              Year  Years
                                                              s
Net Asset Value           -7.42  33.07    119.92     -7.42   5.88  8.12
Maximum Offering Price   -11.32  27.45    109.00    -11.37   4.97  7.65


Class B shares               Aggregate Total      Average Annual Total
                                 Return*                 Return

     As a % of +++        1 Year     9/13/93+ -    1 Year    9/13/93+ -
                                      12/31/94                12/31/94
Net Asset Value            -8.09       -7.70       -8.09       -5.88
Redemption at End of      -11.58       -10.35      -11.58      -7.88
Period


* Federal regulations require this example to be calculated using a $1,000 investment. The minimum initial investment in shares of the Fund is $2,500, however.

+ Commencement of Fund operations.

++Assuming deduction of current maximum sales load, the Fund's one-year, five-year and ten-year average annual total returns for the periods ended December 31, 1994 would have been -11.76%, 4.72% and 7.56%, respectively, had a voluntary expense limitation for certain periods not been in effect. Aggregate one-year, five-year and ten-year total returns would have been -11.76%, 25.93% and 107.13%, respectively. Based on its net asset values, the Fund's Class A shares' one-year, five-year and ten-year average annual total returns for the periods ended December 31, 1994 would have been - 7.81%, 5.64% and 8.04%, respectively. Aggregate one-year, five-year and ten-year total returns would have been -7.81%, 31.55% and 118.2%, respectively.

+++    Assuming a redemption at the end of the period, the Fund's
  Class B shares' average annual total returns for the one-year and since inception period would have been -11.97% and -8.50%, respectively, had a voluntary expense limitation not been in effect. Aggregate total returns for the one-year and since inception period would have been -11.97% and -11.10%, respectively. Based on its net asset values, the Class B shares' average annual total return for the one-year and since inception period would have been -8.48% and -6.49%, respectively. Aggregate total returns for the one-year and since inception period would have been -8.48% and -8.45%, respectively.

     The foregoing data represent past performance. The investment refund and principal value of an investment in any Fund will fluctuate so that the investor's shares, when redeemed, may be worth more or less than the original cost.


                  YIELD AND TAXABLE EQUIVALENT YIELDS
                 for the 30-day period ended 12/31/94

       30-day yield:
           Class A  5.85%
           Class B  5.40%

       Taxable
       equivalent
       yields:
                            Combined Tax             Tax Equivalent
                               Rate**                     Yield
                  Class A      46.85%      Class A       11.01%
                  Class B      46.85%      Class B       10.16%

* Yields for Class A shares of the Fund are based on the public offering price of a share of the Fund and yields for Class B shares are based on the net asset value of a share of the Fund.

**Based on combined Federal and Massachusetts marginal tax rates for individuals, assuming deduction of state income taxes for purposes of calculating Federal taxable income.

    The table below compares taxable and tax free yields, based on tax rates for 1995:

                      Taxable and Tax Free Yields

          Taxable Income *         If tax exempt yield is

                          1995
                        Combined
                         MA and
                        Federal
 Single      Joint        Tax
 Return      Return    Bracket**   4.0%    5.0%    6.0%    7.0%    8.0%
                                      then the equivalent
                                      taxable yield would be:
       0-          0-      25.20%   5.35%   6.68%  8.02%   9.36%  10.70%
   23,350      39,000
  23,351-     39,001-      36.64%   6.31%   7.89%  9.47%  11.05%  12.63%
   56,550      94,250
  56,551-     94,251-      39.28%   6.59%   8.23%  9.88%  11.53%  13.18%
  117,950     143,600
 117,951-    143,601-      43.68%   7.10%   8.88% 10.65%  12.43%  14.20%
  256,500     256,500
     over        over      46.85%   7.53%   9.41% 11.29%  13.17%  15.05%
  256,500     256,500

* This amount represents taxable income as defined in the Internal Revenue Code. It is assumed that taxable income as defined in the Internal Revenue Code is the same as under the Massachusetts Personal Income Tax law, however, Massachusetts taxable income may differ due to differences in exemptions, itemized deductions, and other items.

**For federal tax purposes, these combined rates reflect the applicable marginal rates for 1995 including indexing for inflation. These rates include the effect of deducting state and city taxes on your Federal return.

Joint return figures assume two personal exemptions; single return figures assume one personal exemption. The table is for illustrative purposes only and is not indicative of future performance of the Fund.

DISTRIBUTION RATE OF RETURN

     The Fund may include in its written sales material rates of return for each class based on that class's distributions from net investment income and short-term capital gains for a recent 30-day, three-month or one-year period. Distributions of less than one year are annualized by multiplying the factor necessary to produce 12 distributions. The distribution rates are determined by dividing the amount of the class's distributions per share over the relevant period by either the maximum offering price in the case of the Class A shares or the price assuming redemption at the end of the period in the case of Class B shares or the net asset value of a share of Class A and Class B or on the last day of the period.

                          DISTRIBUTION RATES
                      For Periods Ending 12/31/94

       As a % of           30 day     3 months     12 months

(Class A shares)

Net Asset Value            5.80%        5.80%        3.42%
Maximum Offering Price     5.55%        5.55%        3.27%

(Class B shares)

Net Asset Value            5.17%        5.17%        2.73%

              INTERMEDIATE TERM TAX FREEE FUND OF NY & CA
                  STATEMENT OF ADDITIONAL INFORMATION

NEW ENGLAND FUNDS

Where The Best Minds Meet

NEW ENGLAND INTERMEDIATE TERM TAX FREE FUND OF CALIFORNIA
NEW ENGLAND INTERMEDIATE TERM TAX FREE FUND OF NEW YORK

Statement of Additional Information -- PART I

May 1, 1995
As revised February 8, 1996

     This Statement of Additional Information (the "Statement") contains information which may be useful to investors but which is not included in the Prospectus of New England Intermediate Term Tax Free Fund of California (the "California Fund") and New England Intermediate Term Tax Free Fund of New York (the "New York Fund") (collectively, the "Funds"). This Statement is not a prospectus and is only authorized for distribution when accompanied or preceded by the Prospectus of the Funds dated May 1, 1995, as supplemented October 26, 1995 and January 5, 1996 (the "Prospectus"). The Statement should be read together with the Prospectus. Investors may obtain a free copy of the Prospectus from New England Funds, L.P., Prospectus Fulfillment Desk, 399 Boylston Street, Boston, MA 02116.

     Part I of this Statement contains specific information about the Funds. Part II includes information about the Funds and other New England Funds.

     The Funds are a series of New England Funds Trust II (the
"Trust"), a registered management investment company that offers a total of eight series.




                   T a b l e   o f   C o n t e n t s
                                                        Page
                         Part I
     Investment Restrictions                             ii
     Fund Charges and Expenses                           iv
     Investment Performance of the Funds                 vi

                        Part II
     Miscellaneous Investment Practices                   1
     Management of the Trusts                            12
     Portfolio Transactions and Brokerage                24
     Description of the Trusts and Ownership of          27
     Shares
     How to Buy Shares                                   30
     Net Asset Value and Public Offering Price           30
     Reduced Sales Charges                               31
     Shareholder Services                                33
     Redemptions                                         37
     Standard Performance Measures                       39
     Income Dividends, Capital Gain Distributions        43
     and Tax Status

     Appendix A - Description of Bond Ratings            47
     Appendix B - Publications That May Contain          50
     Fund Information
     Appendix C - Advertising and Promotional            53
     Literature
______________________________________________________________________
                        INVESTMENT RESTRICTIONS

     The following is a description of restrictions on the investments to be made by the Funds. The restrictions marked with an asterisk may not be changed without the approval of a majority of the outstanding voting securities of a Fund. The other restrictions set forth below are not fundamental policies and may be changed by the Trust's Board of Trustees. The percentages set forth below and the percentage limitations set forth in the Prospectus will apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of a purchase of such security. The Investment Company Act of 1940 provides that a "vote of a majority of the outstanding voting securities" of a Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

The Funds may not:

(1) With respect to 50% of their total assets, purchase any security (other than U.S. Government obligations) if, as a result, more than 5% of a Fund's total assets (taken at current value) would then be invested in securities of a single issuer;

*(2)     Purchase securities (other than securities of the U.S.
    Government, its agencies or instrumentalities or State Tax Exempt Securities (as defined in the Prospectus, except obligations backed only by the assets and revenues of nongovernmental users) if as a result of such purchases more than 25% of the value of a Fund's total assets would be invested in any one industry. Governmental issuers of State Tax Exempt Securities are not considered part of any "industry." However, State Tax Exempt Securities backed only by the assets and revenues of nongovernmental users may for this purpose be deemed to be issued by such nongovernmental users, and this 25% limitation would apply to such obligations. Thus, no more than 25% of a Fund's assets will be invested in obligations deemed to be issued by nongovernmental users in any one industry and in taxable obligations of issuers in the same industry;

(3) Purchase securities on margin (but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities), or make short sales except where, by virtue of ownership of other securities, it has the right to obtain, without payment of further consideration, securities equivalent in kind and amount to those sold, and the Funds will not deposit or pledge more than 10% of its total assets (taken at current value) as collateral for such sales. (For this purpose, the deposit or payment by the Funds of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin);

(4) Acquire more than 10% of any class of securities of an issuer (taking all preferred stock issues of an issuer as a single class and all debt issues of an issuer as a single class) or acquire more than 10% of the outstanding voting securities of an issuer;

*(5)     Borrow money in excess of 10% of its total assets (taken at cost) or 5% of its total assets (taken at current value), whichever is lower, and then only as a temporary measure for extraordinary or emergency purposes;

(6) Pledge more than 15% of its total assets (taken at cost) (for the purpose of this restriction, collateral arrangements with respect to options, futures contracts and options on futures contracts and with respect to initial and variation margin are not deemed to be a pledge of assets);

(7) Invest more than 5% of its total assets (taken at current value) in securities of businesses (including predecessors) less than three years old;

(8) Purchase or retain securities of any issuer if officers and trustees of New England Funds Trust II or of the investment adviser of the Funds who individually own more than l/2 of 1% of the shares or securities of that issuer, together own more than 5%;

*(9)     Make loans, except by entering into repurchase agreements or by purchase of bonds, debentures, commercial paper, corporate notes and similar evidences of indebtedness, which are a part of an issue to the public or to financial institutions, or through the lending of a Fund's portfolio securities;

*(10)    Buy or sell oil, gas or other mineral leases, rights or
    royalty contracts, real estate or commodities or commodity contracts, except that the Funds may buy and sell futures contracts and related options. (This restriction does not prevent the Funds from purchasing securities of companies investing in the foregoing);

*(11)    Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

(12) Make investments for the purpose of exercising control or management;

(13) Participate on a joint or joint and several basis in any trading account in securities (the "bunching" of orders for the purchase or sale of portfolio securities with Back Bay Advisors L.P. ("Back Bay Advisors") or accounts under its management to reduce brokerage commissions, to average prices among them or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction.);

(14) Write, purchase or sell options or warrants, except that the Funds may (a) acquire warrants or rights to subscribe to securities of companies issuing such warrants or rights, or of parents or subsidiaries of such companies, (b) write, purchase and sell put and call options on securities, securities indices or financial futures contracts and (c) enter into currency forward contracts;

(15) Purchase any illiquid security if, as a result, more than 15% of its net assets (taken at current value) would be invested in such securities;

(16) Invest in the securities of other investment companies, except by purchases in the open market involving only customary brokers' commissions (under the Investment Company Act of 1940 (the "1940 Act"), a Fund may not (a) invest more than 10% of its total assets (taken at current value) in such securities, (b) own securities of any one investment company having a value in excess of 5% of the total assets of a Fund (taken at current value), or
    (c) own more than 3% of the outstanding voting stock of any one investment company); or

*(17)    Issue senior securities (for the purpose of this restriction none of the following is deemed to be a senior security: any pledge or other encumbrance of assets permitted by restriction (6) above; any borrowing permitted by restriction (5) above; any collateral arrangements with respect to options, futures contracts and options on futures contracts and with respect to initial and variation margin; the purchase or sale of options, forward contracts, futures contracts or options on futures contracts; and the issuance of shares of beneficial interest permitted from time to time by the provisions of the Trust's Declaration of Trust and by the 1940 Act, the rules thereunder, or any exemption therefrom).

     The staff of the Securities and Exchange Commission (the "SEC") is currently of the view that repurchase agreements maturing in more than seven days are subject to restriction (15) above.

     As a matter of operating policy subject to change without shareholder approval, the Funds will not (1) write, purchase or sell options in an amount in excess of 5% of their net assets; (2) invest more than 5% of their net assets in warrants, no more than 2% of which will be invested in warrants that are not listed on the New York Stock Exchange or the American Stock Exchange; provided, however, that for purposes of this limitation, warrants acquired by the Funds in units or attached to other securities may be deemed to be without value; and
(3) purchase or sell real property, including limited partnership interests. Such undertakings can be changed without shareholder approval, but the Statement will be revised to reflect any such changes.

                       FUND CHARGES AND EXPENSES

INVESTMENT ADVISORY FEES

     Pursuant to separate advisory agreements, each dated January 2, 1996, New England Funds Management, L.P. ("NEFM") has agreed, subject to the supervision of the Board of Trustees of the Trust, to manage the investment and reinvestment of the assets of the Funds and to provide a range of administrative services to the Funds. For the services described in the advisory agreements, each Fund has agreed to pay NEFM a management fee at the annual rate of 0.525% of the first $200 million of the Fund's average daily net assets, 0.50% of the next $300 million of such assets and 0.475% of such assets in excess of $500 million.

     The advisory agreements each provide that NEFM may delegate its responsibilities thereunder to other parties. Pursuant to separate subadvisory agreements, each dated January 2, 1996, NEFM has delegated responsibility for managing the investment and reinvestment of each Fund's assets to Back Bay Advisors as subadviser. For providing such subadvisory services to the Funds, NEFM pays Back Bay Advisors a subadvisory fee at the annual rate of 0.2625% of the first $200 million of each Fund's average daily net assets, 0.25% of the next $300 million of such assets and 0.2375% of such assets in excess of $500 million. The Funds pay no direct fees to Back Bay Advisors.

     Prior to January 2, 1996, Back Bay Advisors served as adviser to the Funds pursuant to separate advisory agreements, each of which provided for an advisory fee payable by the Fund to Back Bay Advisors at the annual rate of 0.40% of the first $200 million of the Fund's average daily net assets, 0.375% of the next $300 million of such
assets and 0.35% of such assets in excess of $500 million.   Back Bay
Advisors' compensation under such advisory agreements was subject to reduction to the extent that in any year a Fund's expenses, including Back Bay Advisors' fee, but exclusive of brokerage commissions, taxes, interest, distribution expenses and extraordinary items, exceeded any expense limitation on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the Fund were qualified for offer and sale.

     Prior to January 2, 1996, under administrative services agreements between each of the Funds and the Distributor, the Distributor provided the Funds with office space, facilities and equipment, services of executive and other personnel and certain administrative services. Under these agreements, each Fund paid the Distributor a fee at the annual rate of 0.125% of the Fund's average daily net assets. The Funds' current management fee rate represents the sum of the fee rates payable under the prior advisory and administrative services agreements.

     NEFM and New England Funds L.P., the Funds' distributor, have voluntarily agreed for an indefinite period to reduce their fees and, if necessary, to bear certain expenses associated with operating the Funds in order to limit each Fund's expenses to an annual rate of 0.70% of the daily average net assets attributable to the Fund's Class A shares and 1.45% of such assets attributable to the Fund's Class B shares. Prior to January 2, 1996, similar voluntary limitations were in effect with respect to Back Bay Advisors, New England Funds, L.P. and each Fund, in addition to the contractual expense limitations described above.

     As a result of voluntary expense limitations in effect, the Funds paid Back Bay Advisors no advisory fees for the period March 1, 1993 through December 31, 1993 and for the fiscal year ended December 31, 1994. Had the voluntary limitations for the California Fund not been in effect, Back Bay Advisors would have been paid $54,534 and $157,109, respectively, in advisory fees by the Fund for the period March 1, 1993 through December 31, 1993 and for the fiscal year ended December 31, 1994. Had the voluntary limitations for the New York Fund not been in effect, Back Bay Advisors would have been paid $47,170 and $82,155, respectively, in advisory fees by the Fund for the period March 1, 1993 through December 31, 1993 and for the fiscal year ended December 31, 1994.

OWNERSHIP OF FUND SHARES

     At April 1, 1995, the following persons owned of record or beneficially 5% or more of the Class A shares and Class B shares of the indicated Funds:

The New York Fund
Class A shares           First Albany Corp.           17.64%
                         41 State Street
                         Albany, NY 12207-2841

Class B shares           Frank Paulino TTEE            8.33%
                         Frank Paulino Revocable
                         Trust
                         763 Washington Street
                         Franklin Square, NY 1010-
                         3801

                         PaineWebber FBO Leo            15%
                         Coughlin
                         604 Admiral Drive
                         Annapolis, MD

                         Julius Slomowitz              7.63%
                         c/o Collingwood Hotel
                         45 W 35th Street-Room 412
                         New York, NY 10001-2295

                         Michael Vasapolli             5.28%
                         908 Pine Street
                         Brooklyn, NY  11208-5530

SALES CHARGES AND 12B-1 FEES

     As explained in Part II of this Statement, the Funds pay their distributor fees under separate plans adopted pursuant to Rule 12b-1 under the Investment Company of Act of 1940 relating to the Class A and Class B shares. For the period April 23, 1993 through December 31, 1993 and the fiscal year ended December 31, 1994, these fees amounted to $33,061 and $5,769 for the California Fund's Class A shares and for the period September 13, 1993 through December 31, 1993 and for the fiscal year ended December 31, 1994, these fees amounted to $3,914 and $49,694 for the California Fund's Class B. For the period April 23, 1993 through December 31, 1993 and the fiscal year ended December 31, 1994, these fees amounted to $29,334 and $48,644 for the New York Fund's Class A shares and for the period September 13, 1993 through December 31, 1993 and for the fiscal year ended December 31, 1994 $1,051 and $10,811 for the New York Fund's Class B shares.

     During the fiscal year ended December 31,1994, the distributor paid $85,542 and $48,513 as compensation to investment dealers and $227 and $131 as compensation to its sales personnel for the California and New York Funds' Class A shares, respectively. During the fiscal year ended December 31, 1994, the distributor paid $150,238 and $23,150 as compensation to investment dealers for the California and New York Fund's Class B shares, respectively. Of the amount paid to investment dealers, $17,957 and $13,637 was paid to New England Securities Corporation ("New England Securities"), a broker-dealer affiliate of the distributor, for the California Fund's A shares and B shares, respectively. Of the amount paid to investment dealers, $20,026 and $16,827 was paid to New England Securities for the New York Fund's A shares and B shares, respectively. New England Securities paid substantially all of the fees it received from the distributor in commissions to its sales personnel and to defray sales-related overhead costs.

                  INVESTMENT PERFORMANCE OF THE FUNDS


                 PERFORMANCE RESULTS - PERCENT CHANGE
                    For the Periods Ended 12/31/94

California Fund
                            Aggregate Total      Average Annual Total
                                Return*                 Return
Class A shares                     4/23/93** -            4/23/93** -
      As a % of ++        1 Year     12/31/94     1 Year   12/31/94
Net Asset Value            -4.99       3.22       -4.99      1.89
Maximum Offering Price     -7.35       0.66       -7.35      0.39

Class B shares              Aggregate Total      Average Annual Total
                                Return*                 Return
                                   9/13/93** -            9/13/93** -
     As a % of +++        1 Year     12/31/94     1 Year   12/31/94
Net Asset Value            -5.83      -5.10       -5.83      -3.95
Redemption at the End of   -9.44       7.77       -9.44      -6.04
Period

New York Fund
                            Aggregate Total      Average Annual Total
                                Return*                 Return
Class A shares                     4/23/93** -            4/23/93** -
     As a % of ++++       1 Year     12/31/94     1 Year   12/31/94
Net Asset Value            -4.04       3.03       -4.04      1.78
Maximum Offering Price     -6.46       0.49       -6.46      0.29

Class B shares              Aggregate Total      Average Annual Total
                                Return*                 Return
                                   9/13/93** -            9/13/93** -
    As a % of +++++       1 Year     12/31/94     1 Year   12/31/94
Net Asset Value            -4.90      -4.38       -4.90      -3.39
Redemption at the End of   -8.54      -7.07       -8.54      -5.49
Period

* Federal regulations require this example to be calculated using a $1,000 investment. The maximum initial investment in shares of each Fund is $2,500, however.

**   Commencement of Fund operations.

++ Assuming deduction of current maximum sales load, the California Fund's Class A one-year and since inception average annual total returns for the periods ended December 31, 1994 would have been - 7.98% and -0.45%, respectively, had a voluntary expense limitation for certain periods not been in effect. Aggregate one-year and since-inception total returns would have been 7.78% and -0.76%, respectively. Based on its net asset values, the Fund's Class A shares' one-year and since-inception average annual total returns for the periods ended December 31, 1994 would have been - 5.62% and 1.06%, respectively. Aggregate one-year and since-inception total returns would have been -5.62% and 1.80%, respectively.

+++ Assuming a redemption at the end of the period, the California Fund's Class B shares' average annual total returns for the one-year and since inception period would have been -10.07% and - 5.34%, respectively, had a voluntary expense limitation not been in effect. Aggregate total returns for the one-year and since-inception period would have been -10.07% and -9.19%, respectively. Based on its net asset values, the Class B shares' average annual total return for the one-year and since-inception period would have been -6.46% and -3.81%, respectively. Aggregate total returns for the one-year and since inception period would have been -6.46% and -6.52%, respectively.

++++ Assuming deduction of current maximum sales load, the New York
     Fund's Class A shares one-year and since-inception average annual total returns for the periods ended December 31, 1994 would have been -7.55% and
     -1.18%, respectively, had a voluntary expense limitation for certain periods not been in effect. Aggregate one-year and since-inception total returns would have been -7.55% and -2.61%, respectively. Based on its net asset values, the Fund's Class A shares' one-year and since inception average annual total returns for the periods ended December 31, 1994 would have been -5.13% and 0.31%, respectively. Aggregate one-year and since-inception total returns would have been -5.13% and 0.53%, respectively.

+++++     Assuming a redemption at the end of the period, the New York
     Fund's Class B shares' average annual total returns for the one-year and since-inception period would have been -9.63% and - 7.29%, respectively, had a voluntary expense limitation not been in effect. Aggregate total returns for the one-year and since-inception period would have been -9.63% and -9.57%, respectively. Based on its net asset values, the Class B shares' average annual total return for the one-year and since-inception period would have been -5.99% and -5.26%, respectively. Aggregate total returns for the one-year and since-inception period would have been -5.99% and -6.88%, respectively.

DISTRIBUTION RATE OF RETURN

     Each class of the Funds may include in their written sales material rates of return based on that class's distributions from net investment income and short-term capital gains for a recent 30-day, three-month or one-year period. Distributions of less than one year are annualized by multiplying the factor necessary to produce 12 distributions. The distribution rates are determined by dividing the amount of a class's distributions per share over the relevant period by either the maximum offering price in the case of Class A shares or the price assuming redemption at the end of the period in the case of Class B shares or the net asset value of a share of a class on the last day of the period.

                          DISTRIBUTION RATES
                      For Periods Ending 12/31/94

        As a % of            30 day     3 months     12 months

 California Fund
 (Class A shares)

 Net Asset Value             5.17%        3.57%        4.74%
 Maximum Offering Price      5.04%        3.48%        4.62%

 (Class B shares)

 Net Asset Value             4.43%        4.32%        4.95%

 New York Fund
 (Class A shares)

 Net Asset Value             5.37%        5.22%        4.89%
 Maximum Offering Price      5.24%        5.09%        4.76%

 (Class B shares)

 Net Asset Value             4.63%        4.49%        4.12%

              STATEMENT OF ADDITIONAL INFORMATION PART II

NEW ENGLAND FUNDS

Where The Best Minds Meet

NEW ENGLAND FUNDS TRUST I
NEW ENGLAND FUNDS TRUST II

Statement of Additional Information -- PART II

May 1, 1995
As revised February 8, 1996

     The following information applies generally to the funds that make up New England Funds Trust I and New England Funds Trust II (collectively the "Funds" and each a "Fund") except for New England Star Worldwide Fund and Growth Fund of Israel which are described in separate Statements of Additional Information. In certain cases, the discussion applies to some but not all of the Funds. Certain data applicable to particular Funds is found in Part I of this Statement of Additional Information (the "Statement").

MISCELLANEOUS INVESTMENT PRACTICES

     The following information relates to certain investment practices in which certain Funds may engage. The table below indicates which Funds may engage in each of these practices.

Practices                       Funds

Loans of Portfolio Securities   Government Securities Fund
                                Bond Income Fund
                                Limited Term U.S.
                                Government Fund
                                High Income Fund
                                Adjustable Rate Fund
                                International Equity Fund
                                Star Advisers Fund
                                Strategic Income Fund

U.S. Government Securities      All Funds

When-Issued Securities          Star Advisers Fund
                                Government Securities Fund
                                Bond Income Fund
                                Municipal Income Fund
                                High Income Fund
                                Limited Term U.S.
                                Government Fund
                                California Fund
                                Massachusetts Fund
                                New York Fund
                                Adjustable Rate Fund
                                Strategic Income Fund

Repurchase Agreements           All Funds

Zero Coupon Securities          All Funds

Convertible Securities          Value Fund
                                Balanced Fund
                                Growth Opportunities Fund
                                High Income Fund
                                International Equity Fund
                                Capital Growth Fund
                                Star Advisers Fund
                                Strategic Income Fund

Tax Exempt Bonds                Municipal Income Fund
                                California Fund
                                Massachusetts Fund

State Tax Exempt Securities     California Fund
                                Massachusetts Fund
                                New York Fund

Futures and Options             Government Securities Fund
                                Municipal Income Fund
                                Limited Term U.S.
                                Government Fund
                                International Equity Fund
                                Star Advisers Fund
                                California Fund
                                New York Fund
                                Strategic Income Fund
                                Bond Income Fund
                                High Income Fund
                                Massachusetts Fund

Foreign Currency Transactions   International Equity Fund
                                Balanced Fund
                                Capital Growth Fund
                                Value Fund
                                Star Advisers Fund
                                Strategic Income Fund
                                Bond Income Fund

Loans of Portfolio Securities. The Fund may lend its portfolio securities to broker-dealers under contracts calling for cash collateral equal to at least the market value of the securities loaned, marked to the market on a daily basis. (The Fund at the present time has no intention to engage in the lending of portfolio securities.) The Fund will continue to benefit from interest or dividends on the securities loaned and will also receive interest through investment of the cash collateral in short-term liquid investments, which may include shares of money market funds subject to any investment restriction listed in Part I below. No loans will be made if, as a result, the aggregate amount of such loans outstanding at any one time would exceed 15% of the Fund's total assets (taken at current value). Any voting rights, or rights to consent, relating to securities loaned pass to the borrower.
However, if a material event affecting the investment occurs, such loans will be called so that the securities may be voted by the Fund. The Fund pays various fees in connection with such loans, including shipping fees and reasonable custodian and placement fees approved by the boards of trustees of New England Funds Trust I or New England Funds Trust II (the "Trusts" and each a "Trust") or persons acting pursuant to the direction of the boards.

     These transactions must by fully collateralized at all times, but involve some credit risk to the Fund if the other party should default on its obligation and the Fund is delayed in or prevented from recovering the collateral.

U.S. Government Securities. The Fund may invest in some or all of the following U.S. Government Securities:

 .    U.S. Treasury Bills - Direct obligations of the United States
Treasury which are issued in maturities of one year or less. No interest is paid on Treasury bills; instead, they are issued at a discount and repaid at full face value when they mature. They are backed by the full faith and credit of the United States Government.

 .    U.S. Treasury Notes and Bonds - Direct obligations of the United
States Treasury issued in maturities that vary between one and 40 years, with interest normally payable every six months. These obligations are backed by the full faith and credit of the United
States Government.

 .    "Ginnie Maes" - Debt securities issued by a mortgage banker or other mortgagee which represent an interest in a pool of mortgages insured by the Federal Housing Administration or the Farmer's Home Administration or guaranteed by the Veterans Administration. The Government National Mortgage Association ("GNMA") guarantees the timely payment of principal and interest when such payments are due, whether or not these amounts are collected by the issuer of these certificates on the underlying mortgages. An assistant attorney general of the United States has rendered an opinion that the guarantee by GNMA is a general obligation of the United States backed by its full faith and credit. Mortgages included in single family or multi-family residential mortgage pools backing an issue of Ginnie Maes have a maximum maturity of up to 30 years. Scheduled payments of principal and interest are made to the registered holders of Ginnie Maes (such as the Fund) each month. Unscheduled prepayments may be made by homeowners, or as a result of a default. Prepayments are passed through to the registered holder (such as the Fund, which reinvests any prepayments) of Ginnie Maes along with regular monthly payments of principal and interest.

 .    "Fannie Maes" - The Federal National Mortgage Association
("FNMA") is a government-sponsored corporation owned entirely by private stockholders that purchases residential mortgages from a list of approved seller/servicers. Fannie Maes are pass-through securities issued by FNMA that are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government.

 .    "Freddie Macs" - The Federal Home Loan Mortgage Corporation
("FHLMC") is a corporate instrumentality of the United States Government. Freddie Macs are participation certificates issued by FHLMC that represent an interest in residential mortgages from FHLMC's National Portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but Freddie Macs are not backed by the full faith and credit of the United States Government.

     As described in the prospectus, U.S. Government Securities do not involve the credit risks associated with investments in other types of fixed-income securities, although, as a result, the yields available from U.S. Government Securities are generally lower than the yields available from corporate fixed-income securities. Like other fixed-income securities, however, the values of U.S. Government Securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund's net asset value. Since the magnitude of these fluctuations will generally be greater at times when the Fund's average maturity is longer, under certain market conditions the Fund may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities.

When-Issued Securities. The Fund may enter into agreements with banks or broker-dealers for the purchase or sale of securities at an agreed-upon price on a specified future date. Such agreements might be entered into, for example, when the Fund anticipates a decline in interest rates and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued later. When the Fund purchases securities in this manner (i.e. on a when-issued or delayed-delivery basis), it is required to create a segregated account with the Trust's custodian and to maintain in that account cash or U.S. Government Securities in an amount equal to or greater than, on a daily basis, the amount of the Fund's when-issued or delayed-delivery commitments. The Fund will make commitments to purchase on a when-issued or delayed-delivery basis only securities meeting the Fund's investment criteria. The Fund may take delivery of these securities or, if it is deemed advisable as a matter of investment strategy, the Fund may sell these securities before the settlement date. When the time comes to pay for when-issued or delayed-delivery securities, the Fund will meet its obligations from the then available cash flow or the sale of securities, or from the sale of the when-issued or delayed- delivery securities themselves (which may have a value greater or less than the Fund's payment obligation).

Repurchase Agreements. The Fund may enter into repurchase agreements by which the Fund purchases a security and obtains a simultaneous commitment from the seller to repurchase the security at an agreed-upon price and date. The resale price is in excess of the purchase price and reflects an agreed-upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford the Fund the opportunity to earn a return on temporarily available cash at minimal market risk. While the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the United States Government, the obligation of the seller is not guaranteed by the United States Government and there is a risk that the seller may fail to repurchase the underlying security. In such event, the Fund would attempt to exercise rights with respect to the underlying security, including possible disposition in the market. However, the Fund may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (b) possible reduced levels of income and lack of access to income during this period and (c) inability to enforce rights and the expenses involved in the attempted enforcement.

Zero Coupon Securities. Zero coupon securities are debt obligations that do not entitle the holder to any periodic payments of interest either for the entire life of the obligation or for an initial period after the issuance of the obligations. Such securities are issued and traded at a discount from their face amounts. The amount of the discount varies depending on such factors as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality. In order to satisfy a requirement for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), the Fund must distribute each year at least 90% of its net investment income, including the original issue discount accrued on zero coupon securities. Because the Fund will not on a current basis receive cash payments from the issuer of a zero coupon security in respect of accrued original issue discount, in some years the Fund may have to distribute cash obtained from other sources in order to satisfy the 90% distribution requirement under the Code. Such cash might be obtained from selling other portfolio holdings of the Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the Trust to sell such securities at such time.

Convertible Securities. The Fund may invest in convertible securities including corporate bonds, notes or preferred stocks of U.S. or foreign issuers that can be converted into (that is, exchanged for) common stocks or other equity securities. Convertible securities also include other securities, such as warrants, that provide an opportunity for equity participation. Because convertible securities can be converted into equity securities, their values will normally vary in some proportion with those of the underlying equity securities. Convertible securities usually provide a higher yield than the underlying equity, however, so that the price decline of a convertible security may sometimes be less substantial than that of the underlying equity security.

Tax Exempt Bonds. The Fund may invest in tax exempt bonds. Tax exempt bonds include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, hospitals, housing, mass transportation, schools, streets, and water and sewer works. Other public purposes for which tax exempt bonds may be issued include the refunding of outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to lend to other public institutions and facilities. In addition, prior to the Tax Reform Act of 1986, certain debt obligations known as industrial development bonds could be issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal. Such obligations are included within the term "tax exempt bonds" if the interest paid thereon is, in the opinion of bond counsel, exempt from federal income tax. Interest on certain industrial development bonds used to fund the construction, equipment, repair or improvement of privately operated industrial or commercial facilities may also be exempt from federal income tax. The Tax Reform Act of 1986 eliminated some types of tax exempt industrial revenues bonds but retains others under the general category of "private activity bonds." The interest on so-called "private activity bonds" is exempt from ordinary federal income taxation but is treated as a tax preference item in computing a shareholder's alternative minimum tax liability, as noted in the prospectus.

     The Fund may not be a desirable investment for "substantial users" of facilities financed by industrial development bonds or for "related persons" of substantial users.

     The two principal classifications of tax exempt bonds are general obligation bonds and limited obligation (or revenue) bonds. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from the issuer's general unrestricted revenues and not from any particular fund or source. The characteristics and method of enforcement of general obligation bonds vary according to the law applicable to the particular issuer, and payment may be dependent upon an appropriation by the issuer's legislative body. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities, or in some cases from the proceeds of a special excise or other specific revenue source such as the user of the facility. Tax exempt industrial development bonds and private activity bonds are in most cases revenue bonds and generally are not payable from the unrestricted revenues of the issuer. The credit and quality of such bonds is usually directly related to the credit standing of the corporate user of the facilities. Principal and interest on such bonds is the responsibility of the corporate user (and any guarantor).

     Prices and yields on tax exempt bonds are dependent on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the tax exempt bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of tax exempt bonds may not be as extensive as that made available by corporations whose securities are publicly traded.

     The ratings of Moody's Investors Service, Inc. "(Moody's") and Standard and Poor's Corporation "(Standard & Poor's" or "S&P") represent their opinions and are not absolute standards of quality. Tax exempt bonds with the same maturity, interest rate and rating may have different yields while tax exempt bonds of the same maturity and interest rate with different ratings may have the same yield.

     Obligations of issuers of tax exempt bonds are subject to the provisions of bankruptcy, insolvency and other laws, such as the Federal Bankruptcy Reform Act of 1978, affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their tax exempt bonds may be materially affected, or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for tax exempt bonds or certain segments thereof, or materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal or political developments might affect all or a substantial portion of the Fund's tax exempt bonds in the same manner.

     From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on debt obligations issued by states and their political subdivisions and similar proposals may well be introduced in the future. If such a proposal were enacted, the availability of tax exempt securities for investment by the Fund and the value of the Fund's portfolio could be materially affected, in which event the Fund would reevaluate its investment objective and policies and consider changes in the structure of the Fund or dissolution.

     All debt securities, including tax exempt bonds, are subject to credit and market risk. Generally, for any given change in the level of interest rates, prices for longer maturity issues tend to fluctuate more than prices for shorter maturity issues. The ability of the Fund to invest in securities other than tax exempt bonds is limited by a requirement of the Code that at least 50% of the Fund's total assets be invested in tax exempt bonds at the end of each calendar quarter.

     State Tax Exempt Securities. The Fund may invest in "State Tax Exempt Securities" which term refers to debt securities the interest from which is, in the opinion of bond counsel, exempt from federal income tax and State personal income taxes (other than the possible incidence of any alternative minimum taxes). State Tax Exempt Securities consist primarily of bonds of the Fund's named state, their political subdivisions (for example, counties, cities, towns, villages and school districts) and authorities issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which certain State Tax Exempt Securities may be issued include the refunding of outstanding obligations, obtaining funds for general operating expenses, or obtaining funds to lend to public or private institutions for the construction of facilities such as educational, hospital and housing facilities. In addition, certain types of industrial development bonds and private activity bonds have been or may be issued by public authorities or on behalf of state or local governmental units to finance privately operated housing facilities, sports facilities, convention or trade facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Other types of industrial development and private activity bonds are used to finance the construction, equipment, repair or improvement of privately operated industrial or commercial facilities. Industrial development bonds and private activity bonds are included within the term "State Tax Exempt Securities" if the interest paid thereon is, in the opinion of bond counsel, exempt from federal income tax and State personal income taxes (other than the possible incidence of any alternative minimum taxes). The Fund may invest more than 25% of the value of its total assets in such bonds, but not more than 25% in bonds backed by non-governmental users in any one industry (see "Investment Restrictions" in Part I of this Statement). However, as described in the Fund's prospectus, the income from certain private activity bonds is an item of tax preference for purposes of the federal alternative minimum tax, and it is a fundamental policy of the Fund that distributions from interest income on such private activity bonds, together with distributions of interest income on investments other than State Tax Exempt Securities, will normally not exceed 10% of the total amount of the Fund's income distributions.

     In addition, the term "State Tax Exempt Securities" includes debt obligations issued by other governmental entities (for example, U. S. territories) if such debt obligations generate interest income which is exempt from federal income tax and State personal income taxes (other than any alternative minimum taxes).

     There are, of course, variations in the quality of State Tax
Exempt Securities, both within a particular classification and between classifications, depending on numerous factors (see Appendix
A).

     The yields on State Tax Exempt Securities are dependent on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the State Tax Exempt Securities market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of Moody's and Standard and Poor's represent their opinions as to the quality of the State Tax Exempt Securities which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, State Tax Exempt Securities with the same maturity, interest rate and rating may have different yields while State Tax Exempt Securities of the same maturity and interest rates with different ratings may have the same yield. Subsequent to its purchase by the Fund, an issue of State Tax Exempt Securities or other investments may cease to be rated or the rating may be reduced below the minimum rating required for purchase by the Fund. Neither event will require the elimination of an investment from the Fund's portfolio, but the Manager will consider such an event as part of its normal, ongoing review of all the Fund's portfolio securities.

     The Fund does not currently intend to invest in so-called "moral obligation" bonds, where repayment is backed by a moral commitment of an entity other than the issuer, unless the credit of the issuer itself, without regard to the "moral obligation," meets the investment criteria established for investments by the Fund.

     Securities in which the Fund may invest, including State Tax Exempt Securities, are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or the State legislature extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions the power or ability of issuers to meet their obligations for the payment of interest and principal on their State Tax Exempt Securities may be materially affected or that their obligations may be found to be invalid and unenforceable.

     The Fund's named state and certain of its cities and towns and public bodies have from time to time encountered financial difficulties which have adversely affected their respective credit standings and borrowing abilities. Such difficulties could, of course, affect outstanding obligations of such entities, including obligations held by the Fund.

Options and Futures

Futures Contracts. A futures contract is an agreement between two parties to buy and sell a particular commodity (e.g., an interest-bearing security) for a specified price on a specified future date. In the case of futures on an index, the seller and buyer agree to settle in cash, at a future date, based on the difference in value of the contract between the date it is opened and the settlement date. The value of each contract is equal to the value of the index from time to time multiplied by a specified dollar amount. For example, long-term municipal bond index futures trade in contracts equal to $1000 multiplied by the Bond Buyer Municipal Bond Index.

     When a trader, such as the Fund, enters into a futures contract, it is required to deposit with (or for the benefit of) its broker as "initial margin" an amount of cash or short-term high-quality securities (such as U.S. Treasury Bills or high-quality tax exempt bonds acceptable to the broker) equal to approximately 2% to 5% of the delivery or settlement price of the contract (depending on applicable exchange rules). Initial margin is held to secure the performance of the holder of the futures contract. As the value of the contract changes, the value of futures contract positions increases or declines. At the end of each trading day, the amount of such increase and decline is received and paid respectively by and to the holders of these positions. The amount received or paid is known as "variation margin." A Fund with a long position in a futures contract will establish a segregated account with the Fund's custodian containing cash or certain illiquid assets equal to the purchase price of the contract (less any margin on deposit). For short positions in futures contracts, a Fund will establish a segregated account with the custodian with cash or high grade liquid debt assets that, when added to the amounts deposited as margin, equal the market value of the instruments or currency underlying the futures contracts.

     Although futures contracts by their terms require actual delivery and acceptance of securities (or cash in the case of index futures), in most cases the contracts are closed out before settlement. A futures sale is closed by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity and with the same delivery date. Similarly, the closing out of a futures purchase is closed by the purchaser selling an offsetting futures contract.

     Gain or loss on a futures position is equal to the net variation margin received or paid over the time the position is held, plus or minus the amount received or paid when the position is closed, minus brokerage commissions.

Options. An option on a futures contract obligates the writer, in return for the premium received, to assume a position in a futures contract (a short position if the option is a call and a long position if the option is a put), at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option generally will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying contract, the remaining term of the option, supply and demand and interest rates. Options on futures contracts traded in the United States may only be traded on a United States board of trade licensed by the Commodity Futures Trading Commission.

     An option on a security entitles the holder to receive (in the case of a call option) or to sell (in the case of a put option) a particular security at a specified exercise price. An "American style" option allows exercise of the option at any time during the term of the option. A "European style" option allows an option to be exercised only at the end of its term. Options on securities may be traded on or off a national securities exchange.

     A call option on a futures contract written by a Fund is considered by the Fund to be covered if the Fund owns the security subject to the underlying futures contract or other securities whose values are expected to move in tandem with the values of the securities subject to such futures contract, based on historical price movement volatility relationships. A call option on a security written by the Fund is considered to be covered if the Fund owns a security deliverable under the option. A written call option is also covered if the Fund holds a call on the same futures contract or security as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash, Treasury bills or other high grade liquid obligations in a segregated account with its custodian.

     A put option on a futures contract written by a Fund, or a put option on a security written by a Fund, is covered if the Fund maintains cash, U.S. Treasury bills or other high-grade liquid debt obligations with a value equal to the exercise price in a segregated account with the Fund's custodian, or else holds a put on the same futures contract (or security, as the case may be) as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

     If the writer of an option wishes to terminate its position, it may effect a closing purchase transaction by buying an option identical to the option previously written. The effect of the purchase is that the writer's position will be canceled. Likewise, the holder of an option may liquidate its position by selling an option identical to the option previously purchased.

     Closing a written call option will permit the Fund to write another call option on the portfolio securities used to cover the closed call option. Closing a written put option will permit the Fund to write another put option secured by the segregated cash, U.S. Treasury bills or other high-grade liquid obligations used to secure the closed put option. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any futures contract or securities subject to the option to be used for other Fund investments. If the Fund desires to sell particular securities covering a written call option position, it will close out its position or will designate from its portfolio comparable securities to cover the option prior to or concurrent with the sale of the covering securities.

     The Fund will realize a profit from closing out an option if the price of the offsetting position is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from closing out an option transaction if the price of the offsetting option position is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the covering securities, any loss resulting from the closing of a written call option position is expected to be offset in whole or in part by appreciation of such covering securities.

     Since premiums on options having an exercise price close to the value of the underlying securities or futures contracts usually have a time value component (i.e. a value that diminishes as the time within which the option can be exercised grows shorter) an option writer may profit from the lapse of time even though the value of the futures contract (or security in some cases) underlying the option (and of the security deliverable under the futures contract) has not changed. Consequently, profit from option writing may or may not be offset by a decline in the value of securities covering the option. If the profit is not entirely offset, the Fund will have a net gain from the options transaction, and the Fund's total return will be enhanced. Likewise, the profit or loss from writing put options may or may not be offset in whole or in part by changes in the market value of securities acquired by the Fund when the put options are closed.

Risks. The use of futures contracts and options involves risks. One risk arises because of the imperfect correlation between movements in the price of futures contracts and movements in the price of the securities that are the subject of the hedge. The Fund's hedging strategies will not be fully effective unless the Fund can compensate for such imperfect correlation. There is no assurance that the Fund will be able to effect such compensation.

     The correlation between the price movement of the futures contract and the hedged security may be distorted due to differences in the nature of the markets. For example, to the extent that the Municipal Income Fund enters into futures contracts on securities other than tax exempt bonds, the value of such futures may not vary in direct proportion to the value of tax exempt bonds that the Fund owns or intends to acquire, because of an imperfect correlation between the movement of taxable securities and tax exempt bonds. If the price of the futures contract moves more than the price of the hedged security, the relevant Fund would experience either a loss or a gain on the future that is not completely offset by movements in the price of the hedged securities. In an attempt to compensate for imperfect price movement correlations, each Fund may purchase or sell futures contracts in a greater dollar amount than the hedged securities if the price movement volatility of the hedged securities is historically greater than the volatility of the futures contract. Conversely, the Fund may purchase or sell fewer contracts if the volatility of the price of hedged securities is historically less than that of the futures contracts.

     The price of index futures may not correlate perfectly with movement in the relevant index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the index and futures markets. Secondly, the deposit requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than does the securities market. In addition, trading hours for foreign stock index futures may not correspond perfectly to hours of trading on the foreign exchange to which a particular foreign stock index future relates. This may result in a disparity between the price of index futures and the value of the relevant index due to the lack of continuous arbitrage between the index futures price and the value of the underlying index. Finally, hedging transactions using stock indices involve the risk that movements in the price of the index may not correlate with price movements of the particular portfolio securities being hedged.

     Price movement correlation also may be distorted by the illiquidity of the futures and options markets and the participation of speculators in such markets. If an insufficient number of contracts are traded, commercial users may not deal in futures contracts or options because they do not want to assume the risk that they may not be able to close out their positions within a reasonable amount of time. In such instances, futures and options market prices may be driven by different forces than those driving the market in the underlying securities, and price spreads between these markets may widen. The participation of speculators in the market enhances its liquidity. Nonetheless, speculators trading spreads between futures markets may create temporary price distortions unrelated to the market in the underlying securities.

     Positions in futures contracts and options on futures contracts may be established or closed out only on an exchange or board of trade. There is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract or at any particular time. The liquidity of markets in futures contracts and options on futures contracts may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures or options price during a single trading day. Once the daily limit has been reached in a contract, no trades may be entered into at a price beyond the limit, which may prevent the liquidation of open futures or options positions. Prices have in the past exceeded the daily limit on a number of consecutive trading days. If there is not a liquid market at a particular time, it may not be possible to close a futures or options position at such time, and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, if futures or options are used to hedge portfolio securities, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract.

     An exchange-traded option may be closed out only on a national securities or commodities exchange which generally provides a liquid secondary market for an option of the same series. If a liquid secondary market for an exchange-traded option does not exist, it might not be possible to effect a closing transaction with respect to a particular option with the result that the Fund would have to exercise the option in order to realize any profit. If the Fund is unable to effect a closing purchase transaction in a secondary market, it will be not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation or other clearing organization may not at all times be adequate to handle current trading volume or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

     Because the specific procedures for trading foreign stock index futures on futures exchanges are still under development, additional or different margin requirements as well as settlement procedures may be applicable to foreign stock index futures at the time the International Equity Fund purchases foreign stock index futures.

     The successful use of transactions in futures and options depends in part on the ability of a Fund's adviser to forecast correctly the direction and extent of interest rate movements within a given time frame. To the extent interest rates move in a direction opposite to that anticipated, the Fund may realize a loss on the hedging transaction that is not fully or partially offset by an increase in the value of portfolio securities. In addition, whether or not interest rates move during the period that the Fund holds futures or options positions, the Fund will pay the cost of taking those positions (i.e., brokerage costs). As a result of these factors, the Fund's total return for such period may be less than if it had not engaged in the hedging transaction.

     Options trading involves price movement correlation risks similar to those inherent in futures trading. Additionally, price movements in options on futures may not correlate with price movements in the futures underlying the options. Like futures, options positions may become less liquid because of adverse economic circumstances. The securities covering written option positions are expected to offset adverse price movements if those options positions cannot be closed out in a timely manner, but there is no assurance that such offset will occur. Also, an option writer may not effect a closing purchase transaction after it has been notified of the exercise of an option.

Over-the-Counter Options. An over-the-counter option (an option not traded on a national securities exchange) may be closed out only with the other party to the original option transaction. While a Fund will seek to enter into over-the-counter options only with dealers who agree to or are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate an over-the-counter option at a favorable price at any time prior to its expiration. Accordingly, the Fund might have to exercise an over-the-counter option it holds in order to realize any profit thereon and thereby would incur transactions costs on the purchase or sale of the underlying assets. If the Fund cannot close out a covered call option written by it, it will not be able to sell the underlying security until the option expires or is exercised. Furthermore, over-the-counter options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation or other clearing organization.

     The staff of the Securities and Exchange Commission (the "SEC") has taken the position that over-the-counter options on U.S. Government Securities and the assets used as cover for written over-the-counter options on U.S. Government Securities should generally be treated as illiquid securities for purposes of the investment restrictions prohibiting the Government Securities Fund from investing more than 10% of its net assets in illiquid securities. However, if a dealer recognized by the Federal Reserve Bank of New York as a "primary dealer" in U.S. Government Securities is the other party to an option contract written by the Fund, and the Fund has the absolute right to repurchase the option from the dealer at a formula price established in a contract with the dealer, the SEC staff has agreed that the Fund only needs to treat as illiquid that amount of the "cover" assets equal to the amount at which (i) the formula price exceeds (ii) any amount by which the market value of the securities subject to the options exceeds the exercise price of the option (the amount by which the option is "in-the-money"). Although the Government Securities Fund's subadviser does not believe that over-the-counter options on U.S. Government Securities are generally illiquid, the Fund has agreed that pending resolution of this issue it will conducts its operations in conformity with the views of the SEC staff on such matters.

     Back Bay Advisors has established standards for the creditworthiness of the primary dealers with which the Government Securities Fund may enter into over-the-counter option contracts having the formula-price feature referred to above. Those standards, as modified from time to time, are implemented and monitored by the subadviser. Such contracts will provide that the Fund has the absolute right to repurchase an option it writes at any time at a repurchase price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by the Fund for writing the option, plus the amount, if any, by which the option is "in-the-money." The formula will also include a factor to account for the difference between the price of the securities and the exercise price of the option if the option is written out-of-the-money. Although each agreement will provide that the Fund's repurchase price shall be determined in good faith (and that it shall not exceed the maximum determined pursuant to the formula), the formula price will not necessarily reflect the market value of the option written, and therefore the Fund might pay more to repurchase the option contract than the Fund would pay to close out a similar exchange-traded option.

Economic Effects and Limitations. Income earned by the Fund from its hedging activities will be treated as capital gain and, if not offset by net recognized capital losses incurred by the Fund, will be distributed to shareholders in taxable distributions. Although gain from futures and options transactions may hedge against a decline in the value of the Fund's portfolio securities, that gain, to the extent not offset by losses, will be distributed in light of certain tax considerations and will constitute a distribution of that portion of the value preserved against decline. If the Municipal Income Fund is required to use taxable fixed-income securities as margin, the portion of the Fund's dividends that is taxable to shareholders will be larger than if that Fund is permitted to use tax exempt bonds for that purpose.

     The Fund will not "over hedge," that is, maintain open short positions in futures or options contracts if, in the aggregate, the market value of its open positions exceeds the current market value of its securities portfolio plus or minus the unrealized gain or loss on such open positions, adjusted for the historical price volatility relationship between the portfolio and futures and options contracts. Also, subject to change without shareholder approval, neither the Government Securities Fund, the Municipal Income Fund, nor the International Equity Fund will sell futures contracts if, as a result, the sum of the amount of its initial margin deposits on its existing futures positions would exceed 5% of the Fund's total assets (taken at current value).

Future Developments. The above discussion relates to the Fund's proposed use of futures contracts, options and options on futures contracts currently available. The relevant markets and related regulations are still in the developing stage. In the event of future regulatory or market developments, the Fund may also use additional types of futures contracts or options and other investment techniques for the purposes set forth above.

Foreign Currency Hedging Transactions. To protect against a change in the foreign currency exchange rate between the date on which the Fund contracts to purchase or sell a security and the settlement date for the purchase or sale, or to "lock in" the equivalent of a dividend or interest payment in another currency, the Fund might purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate. If conditions warrant, the Fund may also enter into contracts with banks or broker-dealers to purchase or sell foreign currencies at a future date ("forward contracts"). The Fund will maintain cash or high-quality debt obligations in a segregated account with the custodian in an amount at least equal to (i) the difference between the current value of the Fund's liquid holdings that settle in the relevant currency and the Fund's outstanding obligations under currency forward contracts, or (ii) the current amount, if any, that would be required to be paid to enter into an offsetting forward currency contract which would have the effect of closing out the original forward contract. The Fund's use of currency hedging transactions may be limited by tax considerations. The Fund may also purchase or sell foreign currency futures contracts traded on futures exchanges. Foreign currency futures contract transactions involve risks similar to those of other futures transactions. See "Options and Futures" above.

                       MANAGEMENT OF THE TRUSTS

New England Funds Trust I and New England Funds Trust II

Trustees of New England Funds Trust I and New England Funds Trust II and their principal occupations during the past five years are as follows:

GRAHAM T. ALLISON, JR.--Trustee; 79 John F. Kennedy Street, Cambridge,
     MA 02138; Douglas Dillon Professor and Director for the Center of Science and International Affairs, John F. Kennedy School Government; Special Advisor to the United States Secretary of Defense; formerly, Assistant Secretary of Defense; formerly Dean, John F. Kennedy School Government.

KENNETH J. COWAN -- Trustee; One Beach Drive, S.E. #2103, St.
     Petersburg, Florida 33701; Retired; formerly, Senior Vice President-Finance and Chief Financial Officer, Blue Cross of Massachusetts, Inc. and Blue Shield of Massachusetts, Inc.; Director, Neworld Bank for Savings and Neworld Bancorp.

SANDRA O. MOOSE -- Trustee; 135 E. 57th Street New York, NY 10022;
     Senior Vice President and Director, The Boston Consulting Group, Inc. (management consulting); Director, GTE Corporation and Rohm and Haas Company (specialty chemicals).

HENRY L. P. SCHMELZER* -- Trustee and President; President, Chief
     Executive Officer and Managing Director, New England Funds, L.P.; President and Chief Executive Officer, New England Funds
     Management, L.P. ("NEFM"); Director, New England Securities
     Corporation ("New England Securities"); Director, Back Bay
     Advisors, L.P. ("Back Bay Advisors").

* Trustee deemed an "interested person" of the Trusts, as defined in the Investment Company Act of 1940 (the "1940 Act").

JAMES H. SCOTT -- Trustee; 2001 Bryan Street, Suite 1850, Dallas,
     Texas 75201; Vice President, TU Services (electric utility); formerly, Treasurer, The Trustees of Amherst College.

JOHN A. SHANE -- Trustee; 300 Unicorn Park Drive, Woburn,
     Massachusetts 01801; President, Palmer Service Corporation (venture capital organization); General Partner, The Palmer Organization and Palmer Partners L.P.; Director, Abt Associates (consulting firm), Aviv Corporation (manufacturer of controllers), Banyan Systems, Inc. (manufacturer of network software), Cerjac Inc. (manufacturer of telephone testing equipment), Dowden Publishing Company (publishers of medical magazines), Summa Four, Inc. (manufacturer of telephone switching equipment), United Asset Management Corporation (holding company for institutional money management), Eastern Bank and Arch Communications Group, Inc. (paging service).

PETER S. VOSS*  -- Chairman of the Board, Chief Executive Officer and
     Trustee; President and Chief Executive Officer of New England Investment Companies, L.P. ("NEIC"); Chairman of the Board, Director, President and Chief Executive Officer of New England Investment Companies, Inc.; Chairman of the Board and Director, New England Funds, L.P.; Chairman of the Board and Director, Back Bay Advisors; Director, New England Mutual Life Insurance Company ("The New England"); formerly Group Head of International Banking, Trading and Securities at Security Pacific and Chief Executive Officer of the Security Pacific Investment Group.

* Trustee deemed an "interested person" of the Trusts, as defined in the Investment Company Act of 1940 (the "1940 Act").

PENDLETON P. WHITE -- Trustee; 6 Breckenridge Lane, Savannah, Georgia
    31411; Retired; formerly, President and Chairman of the Executive Committee, Studwell Associates (executive search consultants); Trustee, The Faulkner Corporation.

New England Funds Trust I

    Officers of New England Funds Trust I and their principal occupations during the past five years are as follows:

G. KENNETH HEEBNER -- Senior Vice President; Associate, Capital Growth Management Limited Partnership ("CGM"); formerly, Vice President and Director, Loomis, Sayles & Company, L.P. ("Loomis Sayles").

ROBERT L. KEMP -- Senior Vice President; Associate, CGM; formerly,
     President and Director, Loomis Sayles.

ROBERT J. BLANDING -- Senior Vice President; Chief Executive Officer,
     Loomis Sayles.

CHARLES T. WALLIS -- Senior Vice President; President, Chief Executive
     Officer and Director, Back Bay Advisors; Director, New England
     Funds, L.P.

MERIANNE BECK -- Vice President; Vice President, Senior Partner and
     Fixed-Income Portfolio Manager, Loomis Sayles; formerly, Senior Portfolio Manager and Investment Strategist, TSA Capital
     Management.

HAROLD B. BJORNSON -- Vice President; Vice President, Back Bay
     Advisors; formerly, Assistant Vice President, New England
     Securities.

CATHERINE L. BUNTING -- Vice President; Senior Vice President, Back Bay
    Advisors; formerly, trader, Harvard Management Company.

CHRISTINE A. CREELMAN -- Vice President; Vice President, Back Bay
    Advisors.

DAVID M. DAVIS -- Vice President; Vice President and Senior Partner,
    Loomis Sayles.

CHARLES J. FINLAYSON -- Vice President; Vice President, Director,
    General Counsel, Secretary and Clerk, Loomis Sayles.

BARBARA C. FRIEDMAN -- Vice President; Vice President, Loomis Sayles;
    formerly partner and portfolio manager, Harvard Management Company.

DANIEL FUSS -- Vice President; Managing Partner, Executive Vice
    President and Director, Loomis Sayles.

KIMBERLY FORSYTH -- Vice President; Senior Vice President, Back Bay
    Advisors; formerly, Senior Vice President and Director of Tax-Exempt Credit Research Department, Legg Mason, Incorporated (investment advisory firm); formerly Vice President and Senior Credit Analyst, Putnam Investment Management, Incorporated (investment management company); formerly, Director of Municipal Research, Alex. Brown & Sons Incorporated (brokerage/advisory firm).

CHARLES G. GLUECK -- Vice President; Senior Vice President, Back Bay
    Advisors; formerly, Senior Investment Officer, The New England.

ERIC N. GUTTERSON -- Vice President; Vice President, Back Bay Advisors.

RICHARD W. HURCKES -- Vice President; Vice President, Loomis Sayles.

CAROL C. McMURTRIE -- Vice President; Director, Managing Partner and
     Vice President, Loomis Sayles; formerly, Vice President, Addison Capital Management.

TRICIA H. MILLS -- Vice President; Vice President, Loomis Sayles.

SCOTT  A. MILLIMET -- Vice President; Vice President, Back Bay Advisors;
    formerly, Senior Vice President and Manager of Carroll, McEntee & McGinley, Chicago Board of Trade.

J. STEVEN NEAMTZ -- Vice President; Executive Vice President and
    Managing Director, New England Funds, L.P.; formerly, Vice President
    - Private Capital Group, Kidder, Peabody and Company and Vice
    President - Asset Finance, Prudential Securities Incorporated.

J. SCOTT NICHOLSON -- Vice President; Senior Vice President, Back Bay
    Advisors.

SCOTT S. PAPE -- Vice President; Vice President, Loomis Sayles;
     formerly, Equity Portfolio Manager, Illinois State Board of
     Investment.

JEFFREY C. PETHERICK -- Vice President; Vice President, Loomis Sayles;
     formerly, Analyst, Masco Corporation.

DOUGLAS D. RAMOS -- Vice President; Vice President and Senior Partner,
     Loomis Sayles.

EDGAR M. REED - Vice President; Executive Vice President and Chief
     Investment Officer, Back Bay Advisors; formerly, Head of the
     Fixed Income Management Group, Aetna Capital Management.

BRUCE R. SPECA -- Vice President; Executive Vice President and
     Managing Director, New England Funds, L.P.

NATHAN R. WENTWORTH -- Vice President; Vice President, Back Bay
     Advisors; formerly, Investment Officer, The New England.

FRANK NESVET -- Treasurer; Senior Vice President, Chief Financial
     Officer and Managing Director, New England Funds, L.P.; Senior Vice President, Chief Financial Officer and Treasurer, NEFM;
     formerly, Executive Vice President, SuperShare Services
     Corporation.

ROBERT P. CONNOLLY -- Secretary and Clerk; Senior Vice President,
     General Counsel and Managing Director, New England Funds, L.P.; formerly, Managing Director and General Counsel, Kroll
     Associates, Inc. (business consulting company); formerly, Managing Director and General Counsel, Equitable Capital
     Management Corporation (investment management company).

     Previous positions during the past five years with The New England, Back Bay Advisors, Loomis Sayles or New England Funds, L.P. are omitted, if not materially different. Each of the Trust's trustees is also a director or trustee of certain other investment companies for which New England Funds, L.P. acts as principal underwriter and Back Bay Advisors acts as investment adviser.

     Except as indicated above, the address of each trustee and officer of New England Funds Trust I affiliated with NEIC, New England Funds, L.P. or Back Bay Advisors is 399 Boylston Street, Boston, Massachusetts. The address of each officer associated with CGM is One International Place, Boston, Massachusetts. The address of each officer associated with Loomis Sayles is One Financial Place, Boston, Massachusetts, except for Mr. Davis and Ms. Beck whose address is 155 Lake Avenue, Suite 1030, Pasadena, California and Mr. Shepherd whose address is 595 Fifth Street West, Sonoma, California, Messrs. Hurckes and Pape, whose address is Three First National Plaza, Chicago, Illinois and Mr. Petherick whose address is 1533 North Woodward Street, #300, Detroit, Michigan.

New England Funds Trust II

     Officers of New England Funds Trust II and their principal occupations during the past five years are as follows:

CHARLES T. WALLIS -- Senior Vice President; President, Chief Executive
     Officer and Director, Back Bay Advisors; Director, New England Securities; formerly, Vice President, The New England.

GERALD H. SCRIVER -- Senior Vice President; President and Chief
     Executive Officer of Westpeak Investment Advisors, L.P.
     ("Westpeak"); formerly, Director of Quantitative Strategies of
     INVESCO.

HAROLD B. BJORNSON -- Vice President; Vice President, Back Bay
     Advisors; formerly, Assistant Vice President, New England
     Securities.

PHILIP J. COOPER -- Vice President; Vice President, Westpeak; formerly,
    Portfolio Manager, United Asset Management Services.

CHRISTINE A. CREELMAN -- Vice President; Vice President, Back Bay
    Advisors.

KIMBERLY J. FORSYTH -- Vice President; Senior Vice President, Back Bay
    Advisors; formerly, Senior Vice President and Director of Tax-Exempt Credit Research Department, Legg Mason, Incorporated (investment advisory firm); formerly Vice President and Senior Credit Analyst, Putnam Investment Management, Incorporated (investment management company); formerly, Director of Municipal Research, Alex. Brown & Sons Incorporated (brokerage/advisory firm).

CHARLES G. GLUECK -- Vice President; Senior Vice President, Back Bay
    Advisors; formerly, Senior Investment Officer, The New England.

ERIC N. GUTTERSON -- Vice President; Vice President, Back Bay Advisors.

SCOTT A. MILLIMET -- Vice President; Vice President, Back Bay Advisors;
    formerly, Senior Vice President and Manager of Carroll, McEntee & McGinley, Chicago Board of Trade.

J. STEVEN NEAMTZ -- Vice President; Executive Vice President and
    Managing Director, New England Funds, L.P.; formerly, Vice President
    - Private Capital Group, Kidder, Peabody and Company and Vice
    President - Asset Finance, Prudential Securities Incorporated.

J. SCOTT NICHOLSON - Vice President; Senior Vice President, Back Bay
    Advisors.

EDGAR M. REED -- Vice President; Executive Vice President and Chief
     Investment Officer, Back Bay Advisors; formerly, Head of the
     Fixed Income Management Group, Aetna Capital Management.

BRUCE R. SPECA -- Vice President; Executive Vice President and
     Managing Director, New England Funds, L.P.

JAMES S. WELCH -- Vice President; Vice President, Back Bay Advisors;
     formerly, Vice President, Putnam Management Company.

FRANK NESVET -- Treasurer; Senior Vice President, Chief Financial
     Officer and Managing Director, New England Funds, L.P.; Senior Vice President, Chief Financial Officer and Treasurer, New England Funds Management, L.P.; formerly, Executive Vice President, SuperShare Services Corporation.

ROBERT P. CONNOLLY -- Secretary and Clerk; Senior Vice President,
     General Counsel and Managing Director, New England Funds, L.P.; formerly, Managing Director and General Counsel, Kroll
     Associates, Inc. (business consulting company); formerly Managing Director and General Counsel, Equitable Capital Management
     Corporation (investment management company).

     Except as indicated above, the address of each officer affiliated with Back Bay Advisors or New England Funds, L.P. is 399 Boylston Street, Boston, Massachusetts 02116. The address of each officer associated with Westpeak is 1050 Walnut Street, Boulder Colorado 80302.

Trustees Fees

    New England Funds Trust I and New England Funds Trust II each pay no compensation to their officers or to their trustees who are interested persons thereof.

     Until May 1, 1995, each Trustee who is not an interested person of the Trusts received, in the aggregate for serving on the boards of the Trusts and nineteen other mutual fund portfolios, a retainer fee at the annual rate of $40,000 and meeting attendance fees of $2,500 for each meeting of the boards he or she attended and $1,500 for each meeting he or she attended of a committee of the board of which he or she was a member. Each committee chairman received an additional retainer fee at the annual rate of $2,500. These fees were allocated among the Funds and nineteen other mutual fund portfolios based on a formula that took into account, among other factors, the net assets of each Fund

     Effective May 1, 1995, each Trustee who is not an interested person will receive the foregoing rates of compensation for serving as Trustee of the Trusts and three other mutual fund portfolios. The compensation will be allocated among the Funds and the three portfolios based on a formula similar to that in effect before May 1, 1995.

     During the fiscal year ended December 31, 1994, the persons who were then Trustees of the Trusts received the amounts set forth on the following page for serving as a Trustee of the Trusts and for also serving on the governing boards of nineteen other mutual fund portfolios (the "Other Funds"). As of December 31, 1994, there were a total of thirty-six Funds in the Trusts and the Other Funds combined.

                            Aggregate    Aggregate        Total
                           Compensatio  Compensati    Compensation
                             n from       on from    from the Trusts
     Name of Trustee       Trust I in    Trust II     and the Other
                              1994        in 1994     Funds in 1994
Kenneth J. Cowan             $18,244      $18,244        $59,375
Joseph M. Hinchey            17,507       17,507         56,875
Richard S. Humphrey, Jr.     17,507       17,507         56,875
Robert B. Kittredge          17,951       17,951        89,279(a)
Laurens MacLure              18,688       18,688        91,779(a)
Sandra O. Moose              16,326       16,326         52,875
James H. Scott               17,507       17,507         56,875
John A. Shane                17,211       17,211         55,875
Joseph F. Turley             17,951       17,951         58,375
Pendleton P. White           17,951       17,951         58,375

(a) Also includes compensation paid by the 5 CGM Funds, a group of mutual funds for which Capital Growth Management Limited Partnership, the investment adviser of New England Funds Trust I's Growth Fund, serves as investment adviser.

     The Trusts provide no pension or retirement benefits to Trustees, but have adopted a deferred payment arrangement under which each Trustee may elect not to receive fees from the Trust on a current basis but to receive in a subsequent period an amount equal to the value that such fees would have if they had been invested in each Fund on the normal payment date for such fees. As a result of this method of calculating the deferred payments, each Fund, upon making the deferred payments, will be in the same financial position as if the fees had been paid on the normal payment dates.

    At May 1, 1995, the officers and trustees of each Trust as a group owned less than 1% of the outstanding shares of each Trust.

Advisory and Subadvisory Agreements

     Each Fund's advisory agreement between the Fund and NEFM (between the Fund and CGM, in the case of the Growth Fund) provides that the adviser (NEFM or CGM) will furnish or pay the expenses of the applicable Fund for office space, facilities and equipment, services of executive and other personnel of the Trust and certain administrative services.

     Each Fund pays all expenses not borne by its adviser or subadviser(s) including, but not limited to, the charges and expenses of the Fund's custodian and transfer agent, independent auditors and legal counsel for the Fund and the Trusts' independent trustees, all brokerage commissions and transfer taxes in connection with portfolio transactions, all taxes and filing fees, the fees and expenses for registration or qualification of its shares under federal and state securities laws, all expenses of shareholders' and trustees' meetings and of preparing, printing and mailing reports to shareholders and the compensation of trustees who are not directors, officers or employees of the Fund's adviser, subadviser(s) or their affiliates, other than affiliated registered investment companies. Each Fund (except the Growth Fund) also pays NEFM for certain legal and accounting services provided to the Fund by NEFM.

     Under each Fund's advisory agreement, if the total ordinary business expenses of the Fund or the applicable Trust as a whole for any fiscal year exceed the lowest applicable limitation (based on percentage of average net assets or income) prescribed by any state in which the shares of the Fund or Trust are qualified for sale, the Fund's adviser shall pay such excess. At present, the most restrictive state annual expense limitation is 2 1/2% of the average annual net assets up to $30 million, 2% of the next $70 million and 1 1/2% of such assets in excess of $100 million. The adviser will not be required to reduce its fee or pay such expenses to an extent or under circumstances which might result in the Fund's inability to qualify as a regulated investment company under the Code. The term "expenses" is defined in the relevant advisory agreement and excludes brokerage commissions, taxes, interest, distribution-related expenses and extraordinary expenses. This means that the distribution fees payable to New England Funds, L.P. under each Fund's Distribution Agreement and the Distribution Plans would be excluded from "expenses."

     Each Fund's advisory agreement and (except for the Growth Fund) each Fund's subadvisory agreement between NEFM and the subadviser that manages the Fund (or, in the case of the Star Advisers Fund, each subadvisory agreement between NEFM and the subadviser that manages a segment of the Fund's portfolio) provides that it will continue in effect for two years from its date of execution and thereafter from year to year if its continuance is approved at least annually (i) by the board of trustees of the relevant Trust by vote of a majority of the outstanding voting securities of the relevant Fund and (ii) by vote of a majority of the trustees who are not "interested persons" of the relevant Trust, as that term is defined in the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval. Any amendment to an advisory or subadvisory agreement must be approved by vote of a majority of the outstanding voting securities of the relevant Fund and by vote of a majority of the trustees of the relevant Trust who are not such interested persons, cast in person at a meeting called for the purpose of voting on such approval. Each advisory and subadvisory agreement may be terminated without penalty by vote of the relevant Trust's board of trustees or by vote of a majority of the outstanding voting securities of the relevant Fund, upon 60 days' written notice, or by the Fund's adviser upon 90 days' written notice, and each terminates automatically in the event of its assignment. Each subadvisory agreement also may be terminated by the subadviser upon 90 days' notice and automatically terminated upon termination of the related advisory agreement. In addition, each advisory agreement will automatically terminate if the Trust or the Fund shall at any time be required by the Distributor to eliminate all reference to the words "New England" or the letters "TNE" in the name of the relevant Trust or the relevant Fund, unless the continuance of the agreement after such change of name is approved by a majority of the outstanding voting securities of the relevant Fund and by a majority of the trustees who are not interested persons of the relevant Trust or the Fund's adviser or subadviser.

     Each advisory and subadvisory agreement provides that the adviser or subadviser shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

     NEFM, formed in 1995, is a limited partnership whose sole general partner, NEF Corporation, is a wholly-owned subsidiary of NEIC Holdings, Inc. ("NEIC Holdings"), which is a wholly-owned subsidiary of NEIC. NEF Corporation is also the sole general partner of New England Funds, L.P., the distributor of the Funds. NEIC owns the entire limited partnership interest in each of NEFM and New England Funds, L.P.

     NEIC's sole general partner, NEIC Inc., is a wholly-owned subsidiary of The New England, which owns a majority limited partnership interest in NEIC. NEIC and its seven subsidiary or affiliated asset management firms, collectively, have more than $60 billion of assets under management or administration.

     Back Bay Advisors, formed in 1986, is a limited partnership whose sole general partner, BBAI, is a wholly-owned subsidiary of NEIC Holdings. NEIC owns the entire limited partnership interest in Back Bay Advisors. Back Bay Advisors provides investment management services to institutional clients, including other registered investment companies and accounts of The New England and its affiliates. Back Bay Advisors specializes in fixed-income management and currently manages over $6 billion in total assets.

     Loomis, Sayles & Company, L.P. ("Loomis Sayles") was organized in 1926 and is one of the oldest and largest investment counsel firms in the country. An important feature of the Loomis Sayles investment approach is its emphasis on investment research. Recommendations and reports of the Loomis Sayles research department are circulated throughout the Loomis Sayles organization and are available to the individuals in the Loomis Sayles organization who have been assigned the responsibility for making investment decisions for the Funds' portfolios. Loomis Sayles provides investment advice to numerous other institutional and individual clients. These clients include some accounts of The New England and its affiliates ("New England Accounts"). Loomis Sayles is a limited partnership whose sole general partner, Loomis, Sayles & Company, Incorporated, is a wholly-owned subsidiary of NEIC Holdings. NEIC owns the entire limited partnership interest in Loomis Sayles.

     CGM is a limited partnership whose sole general partner, Kenbob, Inc., is a corporation owned in equal shares by Robert L. Kemp and G. Kenneth Heebner. NEIC owns a majority limited partnership interest in CGM. Prior to March 1, 1990, the Growth Fund was managed by Loomis Sayles' Capital Growth Management Division. On March 1, 1990, Loomis Sayles reorganized its Capital Growth Management Division into CGM. In addition to advising the Growth Fund, CGM acts as investment adviser of CGM Capital Development Fund, CGM Trust, NEVA and Zenith's Capital Growth Series. CGM also provides investment advice to other institutional and individual clients.

     Westpeak Investment Advisors, L.P. ("Westpeak"), organized in 1991, provides investment management services to institutional clients, including accounts of The New England and its affiliates. Westpeak is a limited partnership whose sole general partner, Westpeak Investment Advisors, Inc., is a wholly-owned subsidiary of NEIC Holdings. NEIC owns the entire limited partnership interest in Westpeak.

     Draycott Partners, Ltd. ("Draycott"), formed in 1991, provides investment management services to institutional clients, including separate accounts of The New England. Draycott was a wholly-owned subsidiary of NEIC until December 29, 1995, when NEIC sold Draycott to Cursitor Holdings Ltd. U.K. ("Cursitor"). Cursitor is an international investment management group that had approximately $9.4 billion in assets under management at September 30 1995. Alliance Capital Management L.P. ("Alliance Capital") is expected to acquire the business of Cursitor later in 1996. As a result of this transaction, Draycott will become a wholly-owned subsidiary of a new entity, Cursitor Alliance LLC, in which Alliance Capital will directly and indirectly own a 93% interest. Alliance Capital Management Corporation ("ACMC") is the sole general partner of, and the owner of a 1% general partnership interest in, Alliance Capital. ACMC is an indirectly wholly-owned subsidiary of The Equitable Life Assurance Society of the United States, which is a wholly-owned subsidiary of The Equitable Companies Incorporated, a holding company controlled by AXA, a French insurance holding company.

     The New England and Metropolitan Life Insurance Company ("MetLife") have entered into an agreement to merge, with MetLife to be the survivor of the merger. The merger is conditioned upon, among other things, approval by the policy holders of The New England and MetLife and receipt of certain regulatory approvals. After such merger, NEIC Inc. will be a wholly-owned subsidiary of MetLife, and MetLife will own, directly or indirectly, a majority limited partnership in NEIC.

     Berger Associates, Inc. ("Berger") serves as investment adviser to the mutual funds in the Berger fund group and to pension and profit-sharing plans and other institutional and private investors. Kansas City Southern Industries, Inc. ("KCSI") a publicly-traded holding company, owns approximately 80% of the stock of Berger.

     Founders Asset Management, Inc. ("Founders") was organized in 1938. It serves as investment adviser to the Founders mutual funds as well as to private accounts. Bjorn K. Borgen, Chief Executive
Officer of Founders, owns all of the stock of Founders.

     Janus Capital Corporation ("Janus Capital") serves as investment adviser to the Janus mutual funds and to other mutual funds, individual, charitable, corporate and retirement accounts. KCSI owns approximately 83% of the outstanding voting stock of Janus Capital. Thomas H. Bailey, President and Chairman of the Board of Janus Capital, owns approximately 12% of Janus Capital's voting stock and, by agreement with KCSI, selects a majority of Janus Capital's board.

     Certain officers and employees of Back Bay Advisors have responsibility for portfolio management of other advisory accounts and clients (including other registered investment companies and accounts of affiliates of Back Bay Advisors) that may invest in securities in which the Funds may invest. Where Back Bay Advisors determines that an investment purchase or sale opportunity is appropriate and desirable for more than one advisory account, purchase and sale orders may be executed separately or may be combined and, to the extent practicable, allocated by Back Bay Advisors to the participating accounts. Where advisory accounts have competing interests in a limited investment opportunity, Back Bay Advisors will allocate an investment purchase opportunity based on the relative time the competing accounts have had funds available for investment, and the relative amounts of available funds, and will allocate an investment sale opportunity based on relative cash requirements and the time the competing accounts have had investments available for sale. It is Back Bay Advisors' policy to allocate, to the extent practicable, investment opportunities to each client over a period of time on a fair and equitable basis relative to its other clients. It is believed that the ability of the Funds for which Back Bay Advisors acts as subadviser to participate in larger volume transactions in this manner will in some cases produce better executions for the Funds. However, in some cases, this procedure could have a detrimental effect on the price and amount of a security available to a Fund or the price at which a security may be sold.
The trustees are of the view that the benefits of retaining Back Bay Advisors as investment manager outweigh the disadvantages, if any, that might result from participating in such transactions.

     Certain officers of Loomis Sayles have responsibility for the management of other client portfolios. The Pasadena office of Loomis Sayles buys and sells portfolio securities for the Value and Balanced Funds, the Chicago office buys and sells portfolio securities for the Capital Growth Fund, the Detroit office buys and sells portfolio securities for the segment of the Star Advisers Fund's portfolio that is advised by Loomis Sayles and the Boston office buys and sells portfolio securities for the Strategic Income Fund. These offices buy and sell securities independently of one another. The other investment companies and clients served by Loomis Sayles sometimes invest in securities in which the Capital Growth, Value, Balanced and Star Advisers Funds also invest. If one of these Funds and such other clients advised by the same office of Loomis Sayles desire to buy or sell the same portfolio securities at about the same time, purchases and sales will be allocated, to the extent practicable, on a pro rata basis in proportion to the amounts desired to be purchased or sold for each. It is recognized that in some cases the practices described in this paragraph could have a detrimental effect on the price or amount of the securities which each of the Funds purchases or sells. In other cases, however, it is believed that these practices may benefit the relevant Fund. It is the opinion of the trustees that the desirability of retaining Loomis Sayles as subadviser for the Strategic Income, Capital Growth, Value, Balanced and Star Advisers Funds outweighs the disadvantages, if any, which might result from these practices.

     Certain officers and employees of Draycott have responsibility for portfolio management for other clients (including affiliates of Draycott), some of which may invest in securities in which the International Equity Fund also may invest. When the Fund and other clients desire to purchase or sell the same security at or about the same time, purchase and sale orders are ordinarily placed and confirmed separately but may be combined to the extent practicable and allocated as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold for each. It is believed that the ability of those clients to participate in larger volume transactions will in some cases produce better executions for the Fund. However, in some cases this procedure could have a detrimental effect on the price and amount of a security available to the Fund or the price at which a security may be sold. It is the opinion of the trustees that the desirability of retaining Draycott as subadviser to the Fund outweighs the disadvantages, if any, which might result from such procedure.

     In addition to managing a segment of the Star Advisers Fund's portfolio, Berger serves as investment adviser or subadviser to other mutual funds, pension and profit-sharing plans, and other institutional and private investors. At times, Berger may effect purchases and sales of the same investment securities for the Fund, and for one or more other investment accounts. In such cases, it will be the practice of Berger to allocate the purchase and sale transactions among the Fund and the accounts in such manner as it deems equitable. In making such allocation, the main factors to be considered are the respective investment objectives of the Fund and the accounts, the relative size of portfolio holdings of the same or comparable securities, the current availability of cash for investment by the Fund and each account, the size of investment commitments generally held by the Fund and each account, and the opinions of the persons at Berger responsible for selecting investments for the Fund and the accounts. It is the opinion of the trustees that the desirability of retaining Berger as a subadviser to the Fund outweighs the disadvantages, if any, which might result from these procedures.

     The segment of the Star Advisers Fund managed by Founders and one or more of the other mutual funds or clients to which Founders serves as investment adviser may own the same securities from time to time. If purchases or sales of securities for the segment of the Fund advised by Founders and other funds or clients advised by Founders arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the Fund and other clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on the price and amount of the security being purchased or sold for the Fund. However, the ability of the Fund to participate in volume transactions may possibly produce better executions for the Fund in some cases. It is the opinion of the trustees that the desirability of retaining Founders as a subadviser to the Fund outweighs the disadvantages, if any, which might result from these procedures.

     Janus Capital performs investment advisory services for other mutual funds, individual, charitable, corporate and retirement accounts (the "private accounts"), as well as for a segment of the portfolio of the Fund. Although the overall investment objective of the Fund may differ from the objectives of the private accounts and other funds served by Janus Capital, there may be securities that are suitable for the portfolio of the Fund as well as for one or more of the other funds or the private accounts. Therefore, purchases and sales of the same investment securities may be recommended for the Fund and for one or more of the other funds or private accounts. To the extent that the Fund and one or more of the other funds or private accounts seek to acquire or sell the same security at the same time, either the price obtained by the Fund or the amount of securities that may be purchased or sold by the Fund at one time may be adversely affected. In such cases, the purchase and sale transactions are allocated among the Fund, the other funds and the private accounts in a manner believed by the management of Janus Capital to be equitable to each. It is the opinion of the trustees that the desirability of retaining Janus Capital as a subadviser to the Fund outweighs the disadvantages, if any, which might result from these procedures.

     Certain officers of Westpeak have responsibility for portfolio management for other clients (including affiliates of Westpeak), some of which may invest in securities in which the Growth Opportunities Fund also may invest. When the Fund and other clients desire to purchase or sell the same security at or about the same time, the purchase and sale orders are ordinarily placed and confirmed separately but may be combined to the extent practicable and allocated as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold for each. It is believed that the ability of those clients to participate in larger volume transactions will in some cases produce better executions for the Fund. However, in some cases this procedure could have a detrimental effect on the price and amount of a security available to the Fund or the price at which a security may be sold. It is the opinion of the trustees of the Fund that the desirability of retaining Westpeak as subadviser for the Fund outweighs the disadvantages, if any, which might result from these practices.

     Distribution Agreements and Rule 12b-1 Plans. Under a separate agreement with each Fund, New England Funds, L.P. serves as the general distributor of each class of shares of the Funds. Under these agreements, New England Funds, L.P. is not obligated to sell a specific number of shares. New England Funds, L.P. bears the cost of making information about the Funds available through advertising and other means and the cost of printing and mailing prospectuses to persons other than shareholders. Each Fund pays the cost of registering and qualifying its shares under state and federal securities laws and the distribution of prospectuses to existing shareholders.

     New England Funds, L.P. is compensated under each agreement through receipt of the sales charges on Class A shares described below under "Net Asset Value and Public Offering Price" and is paid by the Funds the service and distribution fees described in the prospectus.

     As described in the prospectuses, each Fund has adopted Rule 12b-1 plans (the "Plans") for its Class A, Class B and Class C shares which, among other things, permit it to pay the Fund's distributor (currently New England Funds, L.P.) monthly fees out of its net assets. Pursuant to Rule 12b-1 under the 1940 Act, each Plan was approved by the shareholders of each Fund, and (together with the related Distribution Agreement) by the board of trustees, including a majority of the trustees who are not interested persons of the relevant Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or the Distribution Agreement (the "Independent Trustees").

     Each Plan may be terminated by vote of a majority of the relevant Independent Trustees, or by vote of a majority of the outstanding voting securities of the relevant class of shares of the relevant Fund. Each Plan may be amended by vote of the relevant trustees, including a majority of the relevant Independent Trustees, cast in person at a meeting called for that purpose. Any change in any Plan that would materially increase the fees payable thereunder by the relevant class of shares of the relevant Fund requires approval of the holders of such shares. The Trusts' trustees review quarterly a written reports of such costs and the purposes for which such costs have been incurred. For so long as a Plan is in effect, selection and nomination of those trustees who are not interested persons of the relevant Trust shall be committed to the discretion of such disinterested persons.

     The Distributor has entered into selling agreements with investment dealers, including New England Securities, an affiliate of the Distributor, for the sale of the Funds' shares. New England Securities is registered as a broker-dealer under the Securities Exchange Act of 1934. The Distributor may at its expense pay an amount not to exceed 0.50% of the amount invested to dealers who have selling agreements with the Distributor. Class Y shares of the Funds may be offered by registered representatives of New England Securities who are also employees of New England Investment Associates, Inc. ("NEIA"), an indirect, wholly-owned subsidiary of NEIC. NEIA may receive compensation from each Fund's adviser with respect to sales of Class Y shares.

     The Distribution Agreement for any Fund may be terminated at any time on 60 days' written notice without payment of any penalty by New England Funds, L.P. or by vote of a majority of the outstanding voting securities of the relevant Fund or by vote of a majority of the relevant Independent Trustees.

     The Distribution Agreements and the Plans will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the relevant Independent Trustees and (ii) by the vote of a majority of the entire board of trustees cast in person at a meeting called for that purpose or by a vote of a majority of the outstanding securities of a Fund (or the relevant class, in the case of the Plans).

     With the exception of New England Funds, L.P., New England Securities and their direct and indirect corporate parents (NEIC and The New England), no interested person of the Trusts nor any trustee of the Trusts had any direct or indirect financial interest in the operation of the Plans or any related agreement.

     Benefits to the Trusts and their shareholders resulting from the Plans are believed to include (1) enhanced shareholder service, (2) asset retention, (3) enhanced bargaining position with third party service providers and economies of scale arising from having higher asset levels and (4) portfolio management opportunities arising from having an enhanced positive cash flow.

     New England Funds, L.P. controls the words "New England" in the name of New England Funds Trust I and New England Funds Trust II and the Funds and if it should cease to be the distributor, New England Funds Trust I, New England Funds Trust II or the affected Fund may be required to change their names and delete these words or letters.
New England Funds, L.P. also acts as general distributor for New England Cash Management Trust and New England Tax Exempt Money Market Trust.

     During the years ended December 31, 1992 and 1993, New England Funds, L.P. received commissions on the sale of the Class A shares of New England Funds Trust I aggregating $19,853,746 and $12,478,105 and respectively, of which $1,985,975 and $1,428,524 was retained by New England Funds, L.P. During the year ended December 31, 1994, New England Funds, L.P. received commissions on the sale of shares of New England Funds Trusts I aggregating $9,569,312, of which $8,290,120 was allowed to other securities dealers and the balanced retained by New England Funds, L.P. See "Other Arrangements" for information about amounts received by New England Funds, L.P. from New England Funds Trust I's investment advisers or the Funds directly for providing certain administrative services relating to New England Funds Trust I.

     During the years ended December 31, 1992, 1993 and 1994, New England Funds, L.P. received commissions on the sale of the Class A shares of New England Funds Trust II aggregating $7,195,240, $5,970,295 and $2,071,744, respectively, of which $6,475,716,
$573,825 and $1,780,651, respectively, were reallowed to other securities dealers and the balance retained by New England Funds, L.P. See "Other Arrangements" for information about amounts received by New England Funds, L.P. from Back Bay Advisors or the Funds directly for providing certain administrative services relating to New England Funds Trust II.

     Custodial Arrangements. State Street Bank and Trust Company ("State Street Bank"), Boston, Massachusetts 02102, is the Trusts' custodian. As such, State Street Bank holds in safekeeping certificated securities and cash belonging to each Fund and, in such capacity, is the registered owner of securities in book-entry form belonging to each Fund. Upon instruction, State Street Bank receives and delivers cash and securities of each Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. State Street Bank also maintains certain accounts and records of the Trusts and calculates the total net asset value, total net income and net asset value per share of each Fund on a daily basis.

     Independent Accountants. New England Funds Trust I's independent accountants are Price Waterhouse LLP, 160 Federal Street, Boston, Massachusetts 02110. New England Funds Trust II's independent accountants are Coopers & Lybrand LLP, 1 Post Office Square, Boston, MA 02109. The independent accountants of each Trust conduct an annual audit of that Trust's financial statements, assist in the preparation of federal and state income tax returns and consult with the Trusts as to matters of accounting and federal and state income taxation. The information concerning financial highlights in the prospectuses, and financial statements contained in the Trusts' annual reports for the year ended December 31, 1994 and incorporated by reference into this statement, have been so included in reliance on the reports of each Trusts' independent accountants, given on the authority of such firms as experts in auditing and accounting.

Other Arrangements

     Prior to January 2, 1996, office space, facilities, equipment and certain other administrative services for New England Funds Trust I (except the International Equity, Capital Growth and Star Advisers Funds) were furnished by New England Securities, an affiliate of New England Funds, L.P., under service agreements with CGM, Loomis Sayles or Back Bay Advisors. In the case of the Growth Fund, such a service agreement is still in effect. For the year ended December 31, 1994, New England Securities received $2,261,375 from the advisers under these agreements. In the case of the Capital Growth Fund, New England Funds, L.P. provides similar services under a service agreement with Loomis Sayles. For the year ended December 31, 1994, New England Funds, L.P. received $278,333 from Loomis Sayles under this agreement. In the case of Star Advisers Fund, New England Funds, L.P. provides similar services under a service agreement with NEIC. For the year ended December 31, 1994, New England Funds, L.P. received $269,302 from NEIC under this agreement. In the case of the International Equity Fund, New England Funds, L.P. provides similar services under an Administrative Services Agreement with the Fund under which the International Equity Fund pays a fee at the annual rate of 0.10% of the average daily net assets attributable to the Fund's Class A, Class B and Class C shares and 0.05% of the Fund's Class Y shares. For the fiscal year ended December 31, 1994, New England Funds, L.P. received $167,715 from the International Equity Fund for these services. Class C shares did not commence operations until January 3, 1995.

     Prior to January 2, 1996, New England Funds, L.P. provided similar services for the Growth Opportunities, Limited Term U.S. Government, Massachusetts Tax Free Income and High Income Funds under an agreement with Back Bay Advisors. For the year ended December 31, 1994, New England Funds, L.P. received $676,787 from Back Bay Advisors under this agreement. In the case of the Adjustable Rate Fund, New England Funds, L.P. provides similar services under an Administrative Services Agreement with the Fund, under which the Fund pays a fee at the annual rate of 0.15% of the first $200 million of the Fund's average daily nets assets, 0.135% of the next $300 million of such assets and 0.12% of such assets in excess of $500 million. For the year ended December 31, 1994, New England Funds, L.P. received $382,335 from the Adjustable Rate Fund for these services. In the case of the California and New York Funds, New England Funds, L.P. provides similar services under Administrative Agreements with the Funds under which the Funds pay a fee at the rate of 0.125% of each Fund's average daily net assets. For the year ended December 31, 1994, New England Funds, L.P. waived its fees of $49,097 and $25,557 for these services for the California and New York Funds, respectively.

     Pursuant to a contract between the Funds and New England Funds, L.P., New England Funds, L.P. acts as shareholder servicing and transfer agent for the Funds and is responsible for services in connection with the establishment, maintenance and recording of shareholder accounts, including all related tax and other reporting requirements and the implementation of investment and redemption arrangements offered in connection with the sale of the Funds' shares. The Funds pay per account fees to New England Funds, L.P. for these services in the amount of $17.25 for the Balanced Fund, Growth Fund, Capital Growth Fund, Value Fund, International Equity Fund, Star Advisers Fund, Growth Opportunities Fund and Strategic Income Fund; and $15.45 for the High Income Fund, Massachusetts Tax Free Income Fund, Limited Term U.S. Government Fund, Adjustable Rate Fund, Intermediate Term Tax Free Fund of California, Intermediate Term Tax Free Fund of New York, Bond Income Fund, Municipal Income Fund and Government Securities Fund. New England Funds, L.P. has subcontracted with State Street Bank for it to provide, through its subsidiary, Boston Financial Data Services, Inc. ("BFDS") transaction processing, mail and other services. For these services, New England Funds, L.P. pays BFDS a per account fee of $8.40 for the Intermediate Term Tax Free Fund of California, Intermediate Term Tax Free Fund of New York, Bond Income Fund, Municipal Income Fund, Adjustable Rate Fund, Government Securities Fund and Strategic Income Fund; $7.40 for Massachusetts Tax Free Income Fund, High Income Fund and Limited Term U.S. Government Fund; $6.40 for International Equity Fund, Capital Growth Fund, Balanced Fund, Value Fund, Growth Fund and Star Advisers Fund; and $5.40 for the Growth Opportunities Fund.

     In addition, during the fiscal year ended 1994, New England Funds, L.P. received legal and accounting services fees paid by the Growth Fund, Balanced Fund, Value Fund, Bond Income Fund, Municipal Income Fund, Government Securities Fund, International Equity Fund, Capital Growth Fund and Star Advisers Funds in the amounts of $39,561, $42,407, $40,824, $43,175, $40,497, $42,255, $28,037,
$38,624 and $59,452, respectively.

                 PORTFOLIO TRANSACTIONS AND BROKERAGE

     All Funds (except segments of the Star Advisers Fund advised by Berger and Janus Capital). In placing orders for the purchase and sale of portfolio securities for each Fund, Back Bay Advisors, CGM, Draycott, Founders, Westpeak and Loomis Sayles always seek the best price and execution. Some of each Fund's portfolio transactions are placed with brokers and dealers who provide Back Bay Advisors, CGM, Draycott, Founders, Westpeak or Loomis Sayles with supplementary investment and statistical information or furnish market quotations to that Fund, the other Funds or other investment companies advised by Back Bay Advisors, CGM, Draycott, Founders, Westpeak or Loomis Sayles. The business would not be so placed if the Funds would not thereby obtain the best price and execution. Although it is not possible to assign an exact dollar value to these services, they may, to the extent used, tend to reduce the expenses of Back Bay Advisors, CGM, Draycott, Founders, Westpeak or Loomis Sayles. The services may also be used by Back Bay Advisors, CGM, Draycott, Founders, Westpeak or Loomis Sayles in connection with their other advisory accounts and in some cases may not be used with respect to the Funds.

     In placing orders for the purchase and sale of equity securities, each Fund's adviser selects only brokers which it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates that, when combined with the quality of the foregoing services, will produce best price and execution for the transaction. This does not necessarily mean that the lowest available brokerage commission will be paid. However, the commissions are believed to be competitive with generally prevailing rates. Each Fund's adviser will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account. No Fund will pay a broker a commission at a higher rate than otherwise available for the same transaction in recognition of the value of research services provided by the broker or in recognition of the value of any other services provided by the broker which do not contribute to the best price and execution of the transaction.

     Star Advisers Fund (segment advised by Berger). Berger places portfolio transactions for its segment of the Star Advisers Fund only with brokers and dealers who render satisfactory service in the execution of orders at the most favorable prices and at reasonable commission rates. However, Berger may place such transactions with a broker with whom it has negotiated a commission that is in excess of the commission then being charged by another broker where such commission is the result of Berger having reasonably taken into account the quality and reliability of the brokerage services, including, without limitation, the availability and value of research services or execution services. Berger places portfolio brokerage business of its segment of the Star Advisers Fund with brokers who provide useful research services to Berger. Such research services typically consist of studies made by investment analysts or economists relating either to the past record of and future outlook for companies and the industries in which they operate, or to national and worldwide economic conditions, monetary conditions and trends in investors' sentiment, and the relationship of these factors to the securities market. In addition, such analysts may be available for regular consultation so that Berger may be apprised of current developments in the above-mentioned factors. The research services received from brokers are often helpful to Berger in performing its investment advisory responsibilities to its segment of the Star Advisers Fund, but they are not essential, and the availability of such services from brokers does not reduce the responsibility of Berger advisory personnel to analyze and evaluate the securities in which its segment of the Star Advisers Fund invests. The research services obtained as a result of the Fund's brokerage business also will be useful to Berger in making investment decisions for its other advisory accounts, and, conversely, information obtained by reason of placement of brokerage business of such other accounts may be used by Berger in rendering investment advice to its segment of the Star Advisers Fund. Although such research services may be deemed to be of value to Berger, they are not expected to decrease the expenses that Berger would otherwise incur in performing investment advisory services for its segment of the Star Advisers Fund nor will the advisory fees that are received by Berger from NEIC for providing services to the Fund be reduced as result of the availability of such research services from brokers.

     Star Advisers Fund (segment advised by Janus Capital). Decisions as to the assignment of portfolio business for the segment of the Star Advisers Fund's portfolio advised by Janus Capital and negotiation of its commission rates are made by Janus Capital, whose policy is to obtain the "best execution" (prompt and reliable execution at the most favorable securities price) of all portfolio transactions. In placing portfolio transactions for its segment of the Star Advisers Fund's portfolio, Janus Capital may agree to pay brokerage commissions for effecting a securities transaction, in an amount higher than another broker or dealer would have charged for effecting that transaction as authorized, under certain circumstances, by the Securities Exchange Act of 1934.

     In selecting brokers and dealers and in negotiating commissions, Janus Capital considers a number of factors, including but not limited to: Janus Capital's knowledge of currently available negotiated commission rates or prices of securities currently available and other current transaction costs; the nature of the securities being traded; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality; the quality of the execution, clearance and settlement services; financial stability of the broker or dealer; the existence of actual or apparent operational problems of any broker or dealer; and research products or services provided. In recognition of the value of the foregoing factors, Janus Capital may place portfolio transactions with a broker or dealer with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting that transaction if Janus Capital determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research provided by such broker or dealer viewed in terms of either that particular transaction or of the overall responsibilities of Janus Capital. Research may include furnishing advice, either directly or through publications or writing, as to the value of securities, the advisability of purchasing or selling specific securities and the availability of securities or purchasers or sellers of securities; furnishing seminars, information, analyses and reports concerning issuers, industries, securities, trading markets and methods, legislative developments, changes in accounting practices, economic factors and trends and portfolio strategy; access to research analysts, corporate management personnel, industry experts, economists and government officials; comparative performance evaluation and technical measurement services and quotation services, and products and other services (such as third party publications, reports and analyses, and computer and electronic access, equipment, software, information and accessories that deliver, process or otherwise utilize information, including the research described above) that assist Janus Capital in carrying out its responsibilities. Research received from brokers or dealers is supplemental to Janus Capital's own research efforts.

     Janus Capital may use research products and services in servicing other accounts in addition to the Star Advisers Fund. If Janus Capital determines that any research product or service has a mixed use, such that it also serves functions that do not assist in the investment decision-making process, Janus Capital may allocate the costs of such service or product accordingly. Only that portion of the product or service that Janus Capital determines will assist it in the investment decision-making process may be paid for in brokerage commission dollars. Such allocation may create a conflict of interest for Janus Capital.

     Janus Capital may also consider sales of shares of mutual funds advised by Janus Capital by a broker-dealer or the recommendation of a broker-dealer to its customers that they purchase shares of such funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Star Advisers Fund. In placing portfolio business with such broker-dealers, Janus Capital will seek the best execution of each transaction.

     Subject to procedures adopted by the Board of Trustees of New England Funds Trust I, the Star Advisers Fund's brokerage transactions may be executed by brokers that are affiliated with the Distributor or the Advisers. Any such transactions will comply with Rule 17e-1 under the Investment Company Act of 1940.

General

     Portfolio turnover is not a limiting factor with respect to investment decisions. The Funds anticipate that their portfolio turnover rates will vary significantly from time to time depending on the volatility of economic and market conditions.

     Subject to procedures adopted by the Board of Trustees of New England Funds Trust I, the Star Advisers Funds' brokerage transactions may be executed by brokers that are affiliated with the Distributor or the Fund's advisers or subadvisers. Any such transactions will comply with Rule 17e-1 under the Investment Company Act of 1940.

     The Bond Income, Government Securities and Municipal Income Funds and all the Funds of New England Funds Trust II may pay, but during their three most recent fiscal years have not paid, brokerage commissions to New England Securities for acting as the respective Fund's agent on purchases and sales of securities. SEC rules require that the commissions paid to New England Securities by a Fund for portfolio transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The trustees of each Trust, including those who are not "interested persons" of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to New England Securities and will review these procedures periodically.

     Under the 1940 Act, persons affiliated with each Trust are prohibited from dealing with each Trust's Funds as a principal in the purchase and sale of securities. Since transactions in the over-the-counter market usually involve transactions with dealers acting as principals for their own accounts, affiliated persons of the Trusts, such as New England Securities, may not serve as the Trusts' dealer in connection with such transactions.

     It is expected that the portfolio transactions in fixed-income securities will generally be with issuers or dealers on a net basis without a stated commission. Securities firms may receive brokerage commissions on transactions involving options, futures and options on futures and the purchase and sale of underlying securities upon exercise of options. The brokerage commissions associated with buying and selling options may be proportionately higher than those associated with general securities transactions.

     The Limited Term U.S. Government and the Government Securities Funds had significantly higher portfolio turnover rate for the fiscal year ended December 31, 1994 than for the prior fiscal year. Each Fund's higher portfolio turnover rate was due principally to a portfolio management strategy implemented to take advantage of a more volatile market environment.

           DESCRIPTION OF THE TRUSTS AND OWNERSHIP OF SHARES

     New England Funds Trust I is organized as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust (a "Declaration of Trust") dated June 7, 1985, as amended, and is a "series" company as described in Section 18(f)(2) of the 1940 Act. The Trust has eleven separate portfolios. The Growth Fund currently offers one class of shares, the Municipal Income Fund currently offers two classes of shares, the Capital Growth, Strategic Income and Government Securities Funds and New England Star Worldwide Fund each currently offers three classes of shares and the Balanced, Value, International Equity, Star Advisers, Strategic Income and Bond Income Funds each currently offers four classes of shares. Prior to January 5, 1996, the name of the Municipal Income Fund was "New England Tax Exempt Income Fund." The initial portfolio of the Trust (the Fund now called New England Government Securities Fund) commenced operations on September 16, 1985. The International Equity Fund commenced operations on May 22, 1992. The Capital Growth Fund was organized in 1992 and commenced operations on August 3, 1992. The Star Advisers Fund was organized in 1994 and commenced operations on July 7, 1994. The Strategic Income Fund was organized in 1995 and commenced operations on May 1, 1995. New England Star Worldwide Fund was organized in 1995 and commenced operations on December 29, 1995. The remaining Funds in the Trust are successors to the following corporations which commenced operations in the years indicated:

Corporation                         Date of Commencement
---------------------------------   ----------------------
NEL Growth Fund, Inc.               1968
NEL Retirement Equity Fund, Inc.*   1969
NEL Equity Fund, Inc.**             1968
NEL Income Fund, Inc.***            1973
NEL Tax Exempt Bond Fund, Inc.****  1976

      *        Predecessor of the Value Fund
      **       Predecessor of the Balanced Fund
      ***      Predecessor of the Bond Income Fund
      ****     Predecessor of the Municipal Income Fund

     New England Funds Trust II was organized in 1931 as a Massachusetts business trust and consisted of a single investment portfolio (now the Growth Opportunities Fund) until January 1989, when the Trust was reorganized as a "series" company as described in
Section 18(f)(2) of the 1940 Act. The Trust has eight separate portfolios. The High Income, Massachusetts, California and New York Funds each currently offers two classes of shares, the Adjustable Rate U.S. Government Fund and Growth Fund of Israel each currently offers three classes of shares and the Growth Opportunities and Limited Term U.S. Government Funds each currently offers four classes of shares. Until December 1988, the name of the Trust was "Investment Trust of Boston"; from December 1988 until April 1992, its name was "Investment Trust of Boston Funds." The High Income Fund and the Massachusetts Fund are successors to separate investment companies that were organized in 1983 and 1984, respectively, and reorganized as series of the Trust in January 1989. The Limited Term U.S. Government Fund was organized in 1988 and commenced operations in January 1989. The Adjustable Rate Fund was organized in 1991 and commenced operations on October 18 of that year. The California and New York Funds were organized in 1993 and commenced operations on April 23 of that year. Growth Fund of Israel was organized in 1995 and has not yet commenced operations.

     The Declarations of Trust of New England Funds Trust I and New England Funds Trust II currently permit each Trust's trustees to issue an unlimited number of full and fractional shares of each series. Each Fund is represented by a particular series of shares. The Declarations of Trust further permit each Trust's trustees to divide the shares of each series into any number of separate classes, each having such rights and preferences relative to other classes of the same series as the trustees may determine. The shares of each Fund do not have any preemptive rights. Upon termination of any Fund, whether pursuant to liquidation of the Trust or otherwise, shareholders of each class of the Fund are entitled to share pro rata in the net assets attributable to that class of shares of the Fund available for distribution to shareholders. The Declarations of Trust also permit the trustees to charge shareholders directly for custodial, transfer agency and servicing expenses.

     The shares of all the Funds (except as noted in the first two paragraphs of this section) are divided into four classes, Class A, Class B, Class C and Class Y. Each Fund offers such classes of shares as set forth in such Fund's prospectus. Class Y shares are available for purchase only by certain eligible institutional investors and have higher minimum purchase requirements than Classes A, B and C. All expenses of each Fund [excluding transfer agency fees and expenses of printing and mailing prospectuses to shareholders ("Other Expenses")] are borne by its Class A, B, C and Y shares on a pro rata basis, except for 12b-1 fees, which are borne only by Classes A, B and C and may be charged at a separate rate to each such class. Other Expenses of Classes A, B and C are borne by such classes on a pro rata basis, but Other Expenses relating to the Class Y shares may be allocated separately to the Class Y shares.

     The assets received by each class of a Fund for the issue or sale of its shares and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of the creditors, are allocated to, and constitute the underlying assets of, that class of a Fund. The underlying assets of each class of a Fund are segregated and are charged with the expenses with respect to that class of a Fund and with a share of the general expenses of the relevant trust. Any general expenses of the Trust that are not readily identifiable as belonging to a particular class of a Fund are allocated by or under the direction of the trustees in such manner as the trustees determine to be fair and equitable. While the expenses of each Trust are allocated to the separate books of account of each Fund, certain expenses may be legally chargeable against the assets of all of the Funds in a Trust.

     The Declarations of Trust also permit each Trust's trustees, without shareholder approval, to subdivide any series or class of shares or fund into various sub-series or sub-classes with such dividend preferences and other rights as the trustees may designate. While the trustees have no current intention to exercise this power, it is intended to allow them to provide for an equitable allocation of the impact of any future regulatory requirements which might affect various classes of shareholders differently. The trustees may also, without shareholder approval, establish one or more additional series or classes or merge two or more existing series or classes.

     The Declarations of Trust provide for the perpetual existence of the Trusts. Either Trust or any Fund, however, may be terminated at any time by vote of at least two-thirds of the outstanding shares of each Fund affected. Similarly, any class within a Fund may be terminated by vote of at least two-thirds of the outstanding shares of such class. While each Declaration of Trust further provides that the board of trustees may also terminate the relevant Trust upon written notice to its shareholders, the 1940 Act requires that the Trust receive the authorization of a majority of its outstanding shares in order to change the nature of its business so as to cease to be an investment company.

Voting Rights

     As summarized in the prospectuses, shareholders are entitled to one vote for each full share held (with fractional votes for each fractional share held) and may vote (to the extent provided therein) in the election of trustees and the termination of the Trust and on other matters submitted to the vote of shareholders.

     The Declarations of Trust provide that on any matter submitted to a vote of all shareholders of a Trust, all Trust shares entitled to vote shall be voted together irrespective of series or class unless the rights of a particular series or class would be adversely affected by the vote, in which case a separate vote of that series or class shall also be required to decide the question. Also, a separate vote shall be held whenever required by the 1940 Act or any rule thereunder. Rule 18f-2 under 1940 Act provides in effect that a series or class shall be deemed to be affected by a matter unless it is clear that the interests of each series or class in the matter are substantially identical or that the matter does not affect any interest of such series or class. On matters affecting an individual series or class, only shareholders of that series or class are entitled to vote. Consistent with the current position of the SEC, shareholders of all series and classes vote together, irrespective of series or class, on the election of trustees and the selection of the Trust's independent accountants, but shareholders of each series vote separately on other matters requiring shareholder approval, such as certain changes in investment policies of that series or the approval of the investment advisory agreement relating to that series, and shareholders of each class within a series vote separately as to the Rule 12b-1 plan (if any) relating to that class.

     There will normally be no meetings of shareholders for the purpose of electing trustees except that, in accordance with the 1940 Act, (i) a Trust will hold a shareholders' meeting for the election of trustees at such time as less than a majority of the trustees holding office have been elected by shareholders, and (ii) if, as a result of a vacancy on the board of trustees, less than two-thirds of the trustees holding office have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. In addition, trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with a Trust's custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares.

     Upon written request by the holders of shares having a net asset value of at least $25,000 or at least 1% of the outstanding shares stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, the Trusts have undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders).

     Except as set forth above, the trustees shall continue to hold office and may appoint successor trustees. Voting rights are not cumulative.

     No amendment may be made to the Declarations of Trust without the affirmative vote of a majority of the outstanding shares of the relevant Trust except (i) to change a Trust's or a Fund's name or to cure technical problems in a Declaration of Trust, (ii) to establish and designate new series or classes of Trust shares and (iii) to establish, designate or modify new and existing series or classes of Trust shares or other provisions relating to Trust shares in response to applicable laws or regulations.

Shareholder and Trustee Liability

     Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of a Trust. However, the Declarations of Trust disclaim shareholder liability for acts or obligations of a Trust and require that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by a Trust or the trustees. The Declarations of Trust provide for indemnification out of each Fund's property for all loss and expense of any shareholder held personally liable for the obligations of the Fund by reason of owning shares of such Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and a Fund itself would be unable to meet its obligations.

     The Declarations of Trust further provide that the relevant board of trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declarations of Trust protects a trustee against any liability to which the trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The By-Laws of each Trust provide for indemnification by New England Funds Trust I or New England Funds Trust II of trustees and officers of the relevant Trust, except with respect to any matter as to which any such person did not act in good faith in the reasonable belief that his or her action was in or not opposed to the best interests of the Trust.

     Such persons may not be indemnified against any liability to the Trust or the Trust's shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

                           HOW TO BUY SHARES

     The procedures for purchasing shares of the Funds are summarized in the prospectus. Banks may charge a fee for transmitting funds by wire. With respect to shares purchased by federal funds, shareholders should bear in mind that wire transfers may take two or more hours to complete.

     For purchase of Fund shares by mail, the settlement date is the first business day after receipt of the check by the transfer agent so long as it is received by the close of regular trading of the New York Stock Exchange on a day when the Exchange is open; otherwise the settlement date is the following business day. For telephone orders, the settlement date is the fifth business day after the order is made.

     Shares may also be purchased either in writing, by phone or, in the case of Class A, B and C shares, by electronic funds transfer using Automated Clearing House ("ACH"), or by exchange as described in the prospectuses through firms that are members of the National Association of Securities Dealers, Inc. and that have selling agreements with New England Funds, L.P.

     New England Funds, L.P. may at its discretion accept a telephone order for the purchase of $5,000 or more of a Fund's Class A, B and C shares. Payment must be received by New England Funds, L.P. within five business days following the transaction date or the order will be subject to cancellation. Telephone orders must be placed through New England Funds, L.P. or your investment dealer.

               NET ASSET VALUE AND PUBLIC OFFERING PRICE

     The method for determining the public offering price and net asset value per share is summarized in the prospectus.

     The total net asset value of each class of shares of a Fund (the excess of the assets of such Fund attributable to such class over the liabilities attributable to such class) is determined as of the close of regular trading (normally 4:00 p.m. Eastern time) on each day that the New York Stock Exchange is open for trading. The weekdays that the New York Stock Exchange is expected to be closed are New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Securities listed on a national securities exchange or on the NASDAQ national market system are valued at their last sale price, or, if there is no reported sale during the day, the last reported bid price estimated by a broker. Unlisted securities traded in the over-the-counter market are valued at the last reported bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make a market in the securities. U.S. Government Securities are traded in the over-the-counter market. Options, interest rate futures and options thereon that are traded on exchanges are valued at their last sale price as of the close of such exchanges. Securities for which current market quotations are not readily available and all other assets are taken at fair value as determined in good faith by the board of trustees, although the actual calculations may be made by persons acting pursuant to the direction of the board.

     Generally, trading in Foreign Government Securities and other fixed-income securities, as well as trading in equity securities in markets outside the United States, is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in determining the net asset value of the International Equity Fund's shares are computed as of 3:00 p.m. Eastern time, in the case of U.S. and Canadian
Government Securities, and 5:00 p.m. London time, in the case of Foreign Government Securities and equity securities of non-U.S. issuers which are not traded on a U.S. national exchange, except that, in unusual instances in which London trading in certain Foreign Government Securities continues past 5:00 p.m. London time, the values of such Foreign Government Securities will be computed as of the close of the New York Stock Exchange that day (or such earlier time as significant trading activity in such Foreign Government Securities ceases for the day). The value of equity securities of non-U.S. issuers not traded on a U.S. exchange will be valued at their last sale price, if any, on the exchange on which they principally trade. Occasionally, events affecting the value of fixed-income securities and of equity securities of non-U.S. issuers not traded on a U.S. exchange may occur between the completion of substantial trading of such securities for the day and the close of the New York Stock Exchange, which events will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of either Funds' securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or in accordance with procedures approved by the trustees.

     The per share net asset value of a class of a Fund's shares is computed by dividing the number of shares outstanding into the total net asset value attributable to such class. The public offering price of a Class A share of a Fund is the net asset value per share next determined after a properly completed purchase order is accepted by New England Funds, L.P. or State Street Bank, plus a sales charge as set forth in the Fund's prospectus. The public offering price of a Class B, C or Y share of a Fund is the next determined net asset value.

                         REDUCED SALES CHARGES

                          Class A Shares Only

     Special purchase plans are enumerated in the text of the prospectus.

     Cumulative Purchase Discount. A Fund shareholder making an additional purchase of Class A shares may be entitled to a discount on the sales charge payable on that purchase. This discount will be available if the shareholder's "total investment" in the Fund reaches the breakpoint for a reduced sales charge in the table under "Net Asset Value and Public Offering Price," above. The total investment is determined by adding the amount of the additional purchase, including sales charge, to the current public offering price of all series and classes of shares of both Trusts held by the shareholder in one or more accounts. If the total investment exceeds the breakpoint, the lower sales charge applies to the entire additional investment even though some portion of that additional investment is below the breakpoint to which a reduced sales charge applies. For example, if a shareholder who already owns shares of one or more Funds with a value at the current public offering price of $30,000 makes an additional purchase of $20,000 of Class A shares of a Stock Fund (other than New England Growth Fund), the reduced sales charge of 4.5% of the public offering price will apply to the entire amount of the additional investment.

     Letter of Intent. A Letter of Intent (a "Letter"), which can be effected at any time, is a privilege available to investors which reduces the sales charge on investments in Class A shares. Ordinarily, reduced sales charges are available for single purchases of Class A shares only when they reach certain breakpoints (e.g., $50,000, $100,000, etc.). By signing a Letter, a shareholder indicates an intention to invest enough money in Class A shares within 13 months to reach a breakpoint. If the shareholder's intended aggregate purchases of all series and classes of the Trusts over a defined 13-month period will be large enough to qualify for a reduced sales charge, the shareholder may invest the smaller individual amounts at the public offering price calculated using the sales load applicable to the 13-month aggregate investment.

     A Letter is a non-binding commitment, the amount of which may be increased, decreased or canceled at any time. The effective date of a Letter is the date it is received in good order at New England Funds, L.P., or, if communicated by a telephone exchange or order, at the date of telephoning provided a signed Letter, in good order, reaches New England Funds, L.P. within five business days.

     A reduced sales charge is available for aggregate purchases of all series and classes of shares of the Trusts pursuant to a written Letter effected within 90 days after any purchase. In the event the account was established prior to 90 days before the Letter effective date, the account will be credited with Rights of Accumulation ("ROA") towards the breakpoint level that will be reached upon the completion of the 13 months' purchases. The ROA credit is the value of all shares held as of the effective date of the Letter based on the "public offering price computed on such date."

     The cumulative purchase discount, described above, permits the aggregate value at the current public offering price of Class A shares of any accounts with the Trusts held by a shareholder to be added to the dollar amount of the intended investment under a Letter, provided the shareholder lists them on the account application.

     State Street Bank will hold in escrow shares with a value at the current public offering price of 5% of the aggregate amount of the intended investment. The amount in escrow will be released when the Letter is completed. If the shareholder does not purchase shares in the amount indicated in the Letter, the shareholder agrees to remit to State Street Bank the difference between the sales charge actually paid and that which would have been paid had the Letter not been in effect, and authorizes State Street Bank to redeem escrowed shares in the amount necessary to make up the difference in sales charges. Reinvested dividends and distributions are not included in determining whether the Letter has been completed.

     Combining Purchases. Purchases of all series and classes of the Trusts by or for an investor, the investor's spouse, parents, children, siblings, grandparents or grandchildren and any other account of the investor, including sole proprietorships, in either Trust may be treated as purchases by a single individual for purposes of determining the availability of a reduced sales charge. Purchases for a single trust estate or a single fiduciary account may also be treated as purchases by a single individual for this purpose, as may purchases on behalf of a participant in a tax-qualified retirement plan and other employee benefit plans, provided that the investor is the sole participant in the plan.

     Combining with Other Series and Classes of the Trusts. A shareholder's total investment for purposes of the cumulative purchase discount and purchases under a Letter of Intent includes the value at the current public offering price of any shares of series and classes of the Trusts that the shareholder owns (which do not include shares of the New England Money Market Funds unless such shares were purchased by exchanging shares of either Trust). Shares owned by persons described in the preceding paragraph may also be included.

     Sponsored Arrangements. Class A shares may be purchased at a reduced sales charge pursuant to "sponsored arrangements," which include programs under which an association makes recommendations to, or permits group solicitation of, its members in connection with the purchase of Fund shares on an individual basis. The amount of the sales charge reduction will reflect the anticipated reduction in sales expenses associated with sponsored arrangements. The reduction in sales expenses, and therefore the reduction in sales charge, will vary depending on factors such as the size and stability of the association's membership, the term of the association's existence and certain characteristics of its members.

     Unit Holders of Unit Investment Trusts. Unit investment trust distributions may be invested in Class A shares of any Fund at a reduced sales charge of 1.50% of the public offering price (or 1.52% of the net amount invested); for large purchases on which a sales charge of less than 1.50% would ordinarily apply, such lower charge also applies to investments of unit investment trust distributions.

     Clients of Advisers or Subadvisers (Affiliated with NEIC). No sales charge or contingent deferred sales charge applies to investments of $100,000 or more in Class A shares of the Funds by (1) clients of an adviser or subadviser (affiliated with NEIC) to the Funds; any director, officer or partner of a client of an adviser or subadviser (affiliated with NEIC) to the Funds; and the spouse, parents, children, siblings, grandparents or grandchildren of the foregoing; (2) any individual who is a participant in a Keogh or IRA Plan under a prototype of an adviser or subadviser (affiliated with NEIC) to the Funds if at least one participant in the plan qualifies under category (1) above; and (3) an individual who invests through an IRA and is a participant in an employee benefit plan that is a client of an adviser or subadviser (affiliated with NEIC) to the Funds. Any investor eligible for this arrangement should so indicate in writing at the time of the purchase.

     Offering to Employees of The New England and Associated Entities. There is no sales charge, CDSC or initial investment minimum related to investments in Class A shares of any Fund by any of the Trusts' investment advisers or subadvisers (affiliated with NEIC), New England Funds, L.P. or any other company affiliated with The New England; current and former directors and trustees of the Trusts; agents and general agents of The New England and its insurance company subsidiaries; current and retired employees of such agents and general agents; registered representatives of broker dealers that have selling arrangements with New England Funds, L.P.; the spouse, parents, children, siblings, grandparents or grandchildren of the persons listed above and any trust, pension, profit sharing or other benefit plans for any of the foregoing persons and any separate account of The New England or any other company affiliated with The New England.

     Eligible Governmental Authorities. There is no sales charge or contingent deferred sales charge related to investments in Class A shares of any Fund (except the Star Advisers Fund) by any of the state, county or city or any instrumentality, department, authority or agency thereof that has determined that a Fund is a legally permissible investment and that is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of any registered investment company.

     Investment Advisory Accounts. Shares of any Fund may be purchased at net asset value by investment advisers, financial planners or other intermediaries who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; clients of such investment advisers, financial planners or other intermediaries who place trades for their own accounts if the accounts are linked to the master account of such investment adviser, financial planner or other intermediary on the books and records of the broker or agent; and retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in
Section 401(a), 403(b) or 457 of the Code and "rabbi trusts." Investors may be charged a fee if they effect transactions through a broker or agent.

     Certain Broker-Dealers and Financial Services Organizations. Shares of any Fund also may be purchased at net asset value through certain broker-dealers and/or financial services organizations without any transaction fee. Such organizations may receive compensation, in an amount of up to 0.35% annually of the average value of the Fund shares held by their customers. This compensation may be paid by NEFM and/or a Fund's subadviser out of their own assets, or may be paid indirectly by the Fund in the form of servicing, distribution or transfer agent fees.

     Shareholders of Reich and Tang Government Securities Trust. Shareholders of Reich and Tang Government Securities Trust may exchange their shares of that fund for Class A shares of any series of the Trusts at net asset value and without imposition of a sales charge.

The reduction or elimination of the sales charge in connection with sales described above reflects the absence or reduction of sales expenses associated with such sales.

                         SHAREHOLDER SERVICES

Open Accounts

     A shareholder's investment is automatically credited to an open account maintained for the shareholder by State Street Bank. Following each transaction in the account, a shareholder will receive a confirmation statement disclosing the current balance of shares owned and the details of recent transactions in the account. After the close of each calendar year, State Street Bank will send each shareholder a statement providing federal tax information on dividends and distributions paid to the shareholder during the year. This statement should be retained as a permanent record. New England Funds, L.P. may charge a fee for providing duplicate information.

     The open account system provides for full and fractional shares expressed to three decimal places and, by making the issuance and delivery of stock certificates unnecessary, eliminates problems of handling and safekeeping, and the cost and inconvenience of replacing lost, stolen, mutilated or destroyed certificates.

     The costs of maintaining the open account system are paid by the Trusts and no direct charges are made to shareholders. Although the Trusts have no present intention of making such direct charges to shareholders, they each reserve the right to do so. Shareholders will receive prior notice before any such charges are made.

Automatic Investment Plans (Class A, B and C Shares)

     Subject to each Fund's investor eligibility requirements, investors may automatically invest in additional shares of a Fund on a monthly basis by authorizing New England Funds, L.P. to draw checks on an investor's bank account. The checks are drawn under the Investment Builder Program, a program designed to facilitate such periodic payments, and are forwarded to New England Funds, L.P. for investment in the Fund. A plan may be opened with an initial investment of $50 or more and thereafter regular monthly checks of $50 or more will be drawn on the investor's account. The reduced minimum initial investment pursuant to an automatic investment plan is referred to in the prospectus. An Investment Builder application must be completed to open an automatic investment plan. An application may be found in the prospectus or may be obtained by calling New England Funds, L.P. at (800) 225-5478 or your investment dealer.

     This program is voluntary and may be terminated at any time by the investor or by New England Funds, L.P. upon notice to existing plan participants.

     The Investment Builder Program plan may be discontinued by written notice to New England Funds, L.P., which must be received at least five business days prior to any payment date. The plan may be discontinued by State Street Bank at any time without prior notice if any check is not paid upon presentation; or by written notice to you at least thirty days prior to any payment date. State Street Bank is under no obligation to notify shareholders as to the nonpayment of any check.

Retirement Plans Offering Tax Benefits (Class A, B and C Shares)

     The federal tax laws provide for a variety of retirement plans offering tax benefits. These plans may be funded with shares of the Funds or with certain other investments. The plans include H.R. 10 (Keogh) plans for self-employed individuals and partnerships, individual retirement accounts (IRAs), corporate pension trust and profit sharing plans, including 401(k) plans, and retirement plans for public school systems and certain tax exempt organizations, i.e., 403(b) plans.

     The reduced minimum initial investment available to retirement plans offering tax benefits is referred to in the prospectus. For these plans, initial and subsequent investments in a Fund must be at least $250 for each participant in corporate pension and profit sharing plans, IRAs and Keogh plans and $50 for subsequent investments. There is a special initial and subsequent investment minimum of $25 for payroll deduction investment programs for 401(k),
SARSEP, 403(b) and certain other retirement plans.   Income dividends
and capital gain distributions must be reinvested (unless the investor is over age 59 1/2 or disabled). Plan documents and further information can be obtained from New England Funds, L.P.

     An investor should consult a competent tax or other adviser as to the suitability of a Fund's shares as a vehicle for funding a plan, in whole or in part, under the Employee Retirement Income Security Act of 1974 and as to the eligibility requirements for a specific plan and its state as well as federal tax aspects.

     Certain retirement plans may also be eligible to purchase Class Y shares. See the prospectus relating to Class Y shares.

Systematic Withdrawal Plans (Class A, B and C Shares)

     An investor owning a Fund's shares having a value of $5,000 or more at the current public offering price may establish a Systematic Withdrawal Plan providing for periodic payments of a fixed or variable amount. An investor may terminate the plan at any time. A form for use in establishing such a plan is available from the servicing agent or your investment dealer. Withdrawals may be paid to a person other than the shareholder if a signature guarantee is provided. Please consult your investment dealer or New England Funds, L.P.

     A shareholder under a Systematic Withdrawal Plan may elect to receive payments monthly, quarterly, semiannually or annually for a fixed amount of not less than $50 or a variable amount based on (1) the market value of a stated number of shares, (2) a specified percentage of the account's market value or (3) a specified number of years for liquidating the account (e.g., a 20-year program of 240 monthly payments would be liquidated at a monthly rate of 1/240, 1/239, 1/238, etc.). The initial payment under a variable payment option may be $50 or more.

     In the case of shares subject to a CDSC, the amount or percentage you specify may not, on an annualized basis, exceed 10% of the value, as of the time you make the election, of your account with the Fund with respect to which you are electing the Plan.
Withdrawals of Class B shares of a Fund under the Plan will be treated as redemptions of shares purchased through the reinvestment of Fund distributions, or, to the extent such shares in your account are insufficient to cover Plan payments, as redemptions from the earliest purchased shares of such Fund in your account. No CDSC applies to a redemption pursuant to the Plan.

     All shares under the Plan must be held in an open
(uncertificated) account. Income dividends and capital gain distributions will be reinvested (without a sales charge in the case of Class A shares) at net asset value determined on the record date.

     Since withdrawal payments represent proceeds from the liquidation of shares, withdrawals may reduce and possibly exhaust the value of the account, particularly in the event of a decline in net asset value. Accordingly, the shareholder should consider whether a Systematic Withdrawal Plan and the specified amounts to be withdrawn are appropriate in the circumstances. The Funds and New England Funds, L.P. make no recommendations or representations in this regard. It may be appropriate for the shareholder to consult a tax adviser before establishing such a plan.

     It may be disadvantageous for a shareholder to purchase on a regular basis additional Fund shares with a sales charge while redeeming shares under a Systematic Withdrawal Plan. Accordingly, the Funds and New England Funds, L.P. do not recommend additional investments in Class A shares by a shareholder who has a withdrawal plan in effect and who would be subject to a sales load on such additional investments.

     Because of statutory restrictions this plan is not available to pension or profit-sharing plans, IRAs or 403(b) plans that have State Street Bank as trustee.

Exchange Privilege

     A shareholder may exchange the shares of any Fund (except Class A shares of the Adjustable Rate and California and New York Funds) for shares of the same class of any other Fund of the Trusts (subject to the investor eligibility requirements of the Fund into which the exchange is being made) on the basis of relative net asset values at the time of the exchange without any sales charge. Class A shares of the Adjustable Rate, California and New York Funds may be exchanged for shares of the Stock Funds, Bond Funds or New England Massachusetts Tax Free Income Fund (subject to the investor eligibility requirements of the Fund into which the exchange is being made)only if they have been held for at least six months. When an exchange is made from the Class B shares of one Fund to the Class B shares of another Fund, the shares received in exchange will have the same age characteristics as the shares exchanged. The age of the shares determines the expiration of the CDSC and the conversion date. If you own Class A and Class B shares, you may also elect to exchange your shares of any Fund of the Trusts for shares of the same class of either New England Cash Management Trust or New England Tax Exempt Money Market Trust (the "Money Market Funds"). Class C shares may also be exchanged for Class A shares of the Money Market Funds. On all exchanges of Class A shares subject to a CDSC and Class B shares into the Money Market Funds, the exchange stops the aging period relating to the contingent deferred sales charge and, for Class B shares only, conversion to Class A shares. The aging resumes only when an exchange is made back into a Fund's Class B shares. If you own Class Y shares, you may exchange those shares for Class Y shares of other Funds or for the Class A shares of the Money Market Funds. These options are summarized in the prospectus. An exchange may be effected, provided that neither the registered name nor address of the accounts are different and provided that a certificate representing the shares being exchanged has not been issued to the shareholder, by (1) a telephone request to New England Funds, L.P. at
(800) 223-7124 or (2) a written exchange request to New England Funds, P.O. Box 8551, Boston, MA 02266-8551. You must acknowledge receipt of a current prospectus for a Fund before an exchange for that Fund can be effected.

The investment objectives of the funds in New England Funds Trust I are as follows:

Stock Funds:

     New England Capital Growth Fund seeks long-term growth of capital.

     New England Value Fund seeks a reasonable long-term investment return from a combination of market appreciation and dividend income from equity securities.

     New England Balanced Fund seeks a reasonable long-term investment return from a combination of long-tern capital appreciation and moderate current income.

     New England Growth Opportunities Fund seeks opportunities for long-term growth of capital and income.

     New England International Equity Fund seeks total return from long-term growth of capital and dividend income primarily through investment in a diversified portfolio of marketable international equity securities.

     New England Star Advisers Fund seeks long-term of capital.

Bond Funds:

     New England Government Securities Fund seeks a high level of current income consistent with safety of principal by investing in U.S. Government securities and engaging in transactions involving related options, futures an options on futures.

     New England Limited Term U.S. Government Fund seeks a high current return consistent with preservation of capital.

     New England Adjustable Rate U.S. Government Fund seeks a high level of current income consistent with low volatility of principal.

     New England Strategic Income Fund seeks high current income with a secondary objective of capital growth..

     New England Bond Income Fund seeks a high level of current income consistent with what the Fund considers reasonable risk. The Bond Income Fund invests primarily in corporate and U.S. Government bonds.

     New England High Income Fund seeks high current income plus the opportunity for capital appreciation to produce a high total return.

     New England Municipal Income Fund seeks as high a level of current income exempt from federal income taxes as is consistent with reasonable risk and protection of shareholder's' capital. The Municipal Income Fund invests primarily in debt securities, the interest of which is, in the opinion of the debt issuer's counsel, exempt from federal income tax ("tax exempt bonds"), and may engage in transactions in financial futures contracts and options on futures.

     New England Massachusetts Tax Free Income Fund seeks as high a level of current income exempt from federal income tax and Massachusetts personal income taxes as Back Bay Advisors, the Fund's investment subadviser, believes is consistent with preservation of capital.

     New England Intermediate Term Tax Free Fund of California seeks as high a level of current income exempt from federal income tax and its state personal income tax as is consistent with preservation of capital.

     New England Intermediate Term Tax Free Funds of New York seeks as high a level of current income exempt from federal income tax and its state personal income tax and New York City personal income tax as is consistent with preservation of capital.

Money Market Funds:

NEW ENGLAND CASH MANAGEMENT TRUST -

      Money Market Series -- maximum current income consistent with preservation of capital and liquidity.

      U.S. Government Series -- highest current income consistent with preservation of capital and liquidity.

NEW ENGLAND TAX EXEMPT MONEY MARKET TRUST -- current income exempt from federal income taxes consistent with preservation of capital and liquidity.

     As of May 1, 1995, the net assets of the funds in New England Funds Trust I totaled over $4.5 billion.

     An exchange constitutes a sale of shares for federal income tax purposes in which the investor may realize a long- or short-term capital gain or loss.

Automatic Exchange Plan (Class A, B  and C Shares)

     As described in the prospectus following the caption "Owning Fund Shares", a shareholder may establish an Automatic Exchange Plan under which shares of a Fund are automatically exchanged each month for shares of the same class of one or more of the other funds in New England Funds Trust I. Registration on all accounts must be identical. The exchanges are made on the 15th of each month or the first business day thereafter if the 15th is not a business day until the account is exhausted or until New England Funds, L.P. is notified in writing to terminate the plan. Exchanges may be made in amounts of $500 or over ($1000 for spousal IRAs). The Service Options Form is available from New England Funds, L.P. or your financial representative to establish an Automatic Exchange Plan.

Portfolio 1,2,3 (Class A, B and C Shares)

     "Portfolio 1,2,3" is an asset diversification program that allows shareholders, in a single investment, to allocate their investments equally among certain Funds. Call your investment dealer for information.

                              REDEMPTIONS

     The procedures for redemption of shares of a Fund are summarized in the prospectus. As described in the prospectus, a contingent deferred sales charge ("CDSC") may be imposed on certain purchases of Class A shares and on purchases of Class B shares. For purposes of the CDSC, an exchange of shares from one Fund to another series of the Trusts is not considered a redemption or a purchase. For federal tax purposes, however, such an exchange is considered a redemption and a purchase and, therefore, would be considered a taxable event on which you may recognize a gain or loss. In determining whether a contingent deferred sales charge is applicable to a redemption of Class B shares, the calculation will be determined in the manner that results in the lowest rate being charged. Therefore, it will be assumed that the redemption is first of any Class A shares in the shareholder's Fund account, second of shares held for over five years, third of shares issued in connection with dividend reinvestment and fourth of shares held longest during the five-year period. The charge will not be applied to dollar amounts representing an increase in the net asset value of shares since the time of purchase or reinvested distributions associated with such shares. Unless you request otherwise at the time of redemption, the CDSC is deducted from the redemption, not the amount remaining in the account.

     To illustrate, assume an investor purchased 100 shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares under dividend reinvestment. If at such time the investor makes his or her first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to the CDSC because of dividend reinvestment. With respect to the remaining 40 shares, the CDSC is applied only to the original cost of $10 per share and not to the increase in the net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 3% (the applicable rate in the second year after purchase).

     Signatures on redemption requests must be guaranteed by an "Eligible Guarantor Institution", as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. However, a signature guarantee will not be required if the proceeds of the redemption do not exceed $100,000 and the proceeds check is made payable to the registered owner(s) and mailed to the record address.

     If you select the telephone redemption service in the manner described in the next paragraph, shares of a Fund may be redeemed by calling toll free (800) 225-5478. A wire fee, currently $5.00, will be deducted from the proceeds. Telephone redemption requests must be received by the close of regular trading on the New York Stock Exchange. Requests made after that time or on a day when the New York Stock Exchange is not open for business cannot be accepted and a new request on a later day will be necessary. The proceeds of a telephone withdrawal will normally be sent on the first business day following receipt of a proper redemption request.

     In order to redeem shares by telephone, a shareholder must either select this service when completing the Trust application or must do so subsequently on the Service Options Form, available from your investment dealer. When selecting the service, a shareholder must designate a bank account to which the redemption proceeds should be sent. Any change in the bank account so designated may be made by furnishing to your investment dealer a completed Service Options Form with a signature guarantee. Whenever the Service Options Form is used, the shareholder's signature must be guaranteed as described above. Telephone redemptions may only be made if the designated bank is a member of the Federal Reserve System or has a correspondent bank that is a member of the System. If the account is with a savings bank, it must have only one correspondent bank that is a member of the System.

     The redemption price will be the net asset value per share (less any applicable CDSC) next determined after the redemption request and any necessary special documentation are received by State Street Bank or your investment dealer in proper form. Payment normally will be made by State Street Bank on behalf of the Fund within seven days thereafter. However, in the event of a request to redeem shares for which New England Funds Trust I or New England Funds Trust II have not yet received good payment, the Funds reserve the right to withhold payments of redemption proceeds if the purchase of shares was made by a check which was deposited less than fifteen days prior to the redemption request (unless the Fund is aware that the check has cleared).

     A Fund will normally redeem shares for cash; however, a Fund reserves the right to pay the redemption price wholly or partly in kind if the relevant board of trustees determines it to be advisable and in the interest of the remaining shareholders of that Fund. If portfolio securities are distributed in lieu of cash, the shareholder will normally incur brokerage commissions upon subsequent disposition of any such securities. However, the Funds have elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Funds are obligated to redeem shares solely in cash for any shareholder during any 90-day period up to the lesser of $250,000 or 1% of the total net asset value of New England Funds Trust I or New England Funds Trust II at the beginning of such period. The Funds do not currently intend to impose any redemption charge (other than the CDSC imposed by the Distributor), although they reserve the right to charge a fee not exceeding 1% of the redemption price. A redemption constitutes a sale of shares for federal income tax purposes on which the investor may realize a long- or short-term capital gain or loss. See also "Income Dividends, Capital Gain Distributions and Tax Status," below.

Reinstatement Privilege (Class A shares only)

     The prospectuses describe redeeming shareholders' reinstatement privileges for Class A shares. Written notice and the investment check from persons wishing to exercise this reinstatement privilege must be received by your investment dealer within 120 days after the date of the redemption. The reinstatement or exchange will be made at net asset value next determined after receipt of the notice and the investment check and will be limited to the amount of the redemption proceeds or to the nearest full share if fractional shares are not purchased.

     Even though an account is reinstated, the redemption will constitute a sale for federal income tax purposes. Investors who reinstate their accounts by purchasing shares of funds in New England Funds Trust I should consult with their tax advisers with respect to the effect of the "wash sale" rule if a loss is realized at the time of the redemption.

                     STANDARD PERFORMANCE MEASURES

Calculations of Yield

     Each Fund (except the Growth, Value, Growth Opportunities, Star Advisers, International Equity and Capital Growth Funds) may advertise the yield of its Class A, Class B, Class C and Class Y shares. Yield for each class will be computed by annualizing net investment income per share for a recent 30-day period and dividing that amount by the maximum offering price per share of the relevant class (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last trading day of that period. Net investment income will reflect amortization of any market value premium or discount of fixed-income securities (except for obligations backed by mortgages or other assets) and may include recognition of a pro rata portion of the stated dividend rate of dividend paying portfolio securities. Each Fund's yield will vary from time to time depending upon market conditions, the composition of its portfolio and operating expenses of the Trust allocated to each Fund. These factors, possible differences in the methods used in calculating yield and the tax exempt status of distributions should be considered when comparing a Fund's yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of the Fund's shares and to the relative risks associated with the investment objectives and policies of the Fund. Yields do not take into account any applicable sales charges or CDSC. Yield may be stated with or without giving effect to any expense limitations in effect for a Fund.

     The Municipal Income Fund, Massachusetts Tax Free Income Fund and the California and New York Funds each may also advertise a tax equivalent yield, calculated as described above except that, for any given tax bracket, net investment income will be calculated using as gross investment income an amount equal to the sum of (i) any taxable income of the Fund plus (ii) the Municipal Income of the Fund divided by the difference between 1 and the effective federal (or combined federal and state) income tax rate for taxpayers in that tax bracket.

     At any time in the future, yields and total return may be higher or lower than past yields and there can be no assurance that any historical results will continue.

     Investors in the Funds are specifically advised that share prices, expressed as the net asset values per share, will vary just as yield will vary. An investor's focus on the yield of a Fund to the exclusion of the consideration of the share price of that Fund may result in the investor's misunderstanding the total return he or she may derive from the Fund.

     Calculation of Total Return. Total return is a measure of the change in value of an investment in a Fund over the period covered, which assumes that any dividends or capital gains distributions are automatically reinvested in shares of the same class of that Fund rather than paid to the investor in cash. The formula for total return used by the Funds is prescribed by the Securities and Exchange Commission and includes three steps: (1) adding to the total number of shares of the particular class that would be purchased by a hypothetical $1,000 investment in the Fund (with or without giving effect to the deduction of sales charge or CDSC, if applicable) all additional shares that would have been purchased if all dividends and distributions paid or distributed during the period had been automatically reinvested; (2) calculating the value of the hypothetical initial investment as of the end of the period by multiplying the total of shares owned at the end of the period by the net asset value per share of the relevant class on the last trading day of the period; (3) dividing this account value for the hypothetical investor by the amount of the initial investment, and annualizing the result for periods of less than one year. Total return may be stated with or without giving effect to any expense limitations in effect for a Fund.

Performance Comparisons

     Yield and Total Return.    Yields and total returns will
generally be higher for Class A shares than for Class B shares of the same Fund, because of the higher levels of expenses borne by the Class B shares. Because of its lower operating expenses, Class Y shares of each Fund can be expected to achieve a higher yield and total return than the same Fund's Class A, B and C shares. The Funds may from time to time include their yield and total return in advertisements or in information furnished to present or prospective shareholders. The Funds may from time to time include in advertisements its total return and the ranking of those performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services as having similar investment objectives.

     Total return may also be used to compare the performance of the Fund against certain widely acknowledged standards or indices for stock and bond market performance or against the U.S. Bureau of Labor Statistics' Consumer Price Index.

     The Standard & Poor's Composite Index of 500 Stocks (the "S&P 500") is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 is composed almost entirely of common stocks of companies listed on the New York Stock Exchange, although the common stocks of a few companies listed on the American Stock Exchange or traded over-the-counter are included. The 500 companies represented include 400 industrial, 60 transportation and 40 financial services concerns. The S&P 500 represents about 80% of the market value of all issues traded on the New York Stock Exchange.

     The Salomon Brothers World Government Bond Index includes a broad range of institutionally-traded fixed-rate government securities issued by the national governments of the nine countries whose securities are most actively traded. The index generally excludes floating- or variable-rate bonds, securities aimed principally at non-institutional investors (such as U.S. Savings Bonds) and private-placement type securities.

     The Shearson Lehman Government Bond Index (the "SL Government Index") is a measure of the market value of all public obligations of the U.S. Treasury; all publicly issued debt of all agencies of the U.S. Government and all quasi-federal corporations; and all corporate debt guaranteed by the U.S. Government. Mortgage backed securities, flower bonds and foreign targeted issues are not included in the SL Government Index.

     The Shearson Lehman Government/Corporate Bond Index (the "SL Government/Corporate Index") is a measure of the market value of approximately 5,300 bonds with a face value currently in excess of $1.3 trillion. To be included in the SL Government/Corporate Index, an issue must have amounts outstanding in excess of $1 million, have at least one year to maturity and be rated "Baa" or higher ("investment grade") by a nationally recognized rated agency.

     The Lehman Brothers Municipal Bond Index is a composite measure of the total return performance of the municipal bond market. This index is computed from prices on approximate 1800 bonds.

     The Dow Jones Industrial Average is a market value-weighted and unmanaged index of 30 large industrial stocks traded on the New York Stock Exchange.

     The Merrill Lynch High Yield Index includes over 750 issues and represents public debt greater than $10 million (original issuance rated BBB/BB and below), and the First Boston High Yield Index includes over 350 issues and represents all public debt greater than $100 million (original issuance and rated BBB/BB and below).

     The Salomon Brothers Broad Investment Grade Bond Index is a price composite of a broad range of institutionally based U.S.
Government mortgage-backed and corporate debt securities of investment outstanding of at least $1 million and with a remaining period to maturity of at least one year.

     The Consumer Price Index, published by the U.S. Bureau of Labor Statistics, is a statistical measure of changes, over time, in the prices of goods and services in major expenditure groups.

     Lipper Analytical Services, Inc. is an independent service that monitors the performance of over 1,300 mutual funds, and calculates total return for the funds grouped by investment objective.

     The Morgan Stanley Capital International Europe, Australia and Far East (Gross Domestic Product) Index (the "EAFE Index") is a market-value weighted and unmanaged index of common stocks traded outside the U.S. The stocks in the index are selected with reference to national and industry representation and weighted in the EAFE Index according to their relative market value (market price per share times the number of shares outstanding).

     The Morgan Stanley Capital International Europe, Australia and Far East Index (the "EAFE [GDP] Index") is a market-value weighted and unmanaged index of common stocks traded outside the U.S. The stocks in the index are selected with reference to national and industry representation and weighted in the EAFE (GDP) Index according to their relative market values. The relative market value of each country is further weighted with reference to the country's relative gross domestic product.

     The International Equity Fund may compare its performance to the Salomon-Russell Broad Market Index Global X-US and to universes of similarly managed investment pools compiled by Frank Russell Company and Intersec Research Corporation.

     From time to time, the Adjustable Rate Fund advertisements and other materials and communications may cite statistics to reflect the Fund's performance over time, utilizing comparisons to indexes including those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly used indexes include the one-, three-, five-, ten- and 30-year constant maturity Treasury rates, the three-month and 180-day Treasury bill rate, rates on longer-term Treasury certificates, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year London Interbank Offered Rate (LIBOR), the prime lending rate of one or several banks, or commercial paper rates. Some indexes, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Home Loan Bank Cost of Funds Index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile.

     The current interest rate on many FNMA ARMs is set by reference to the 11th District Cost of Funds Index published monthly by the Federal Reserve. Since June 1987, the current interest rate on these ARMs, measured on a monthly basis, has been higher than the average yield of taxable money market funds represented by Donoghue's Taxable Money Fund Average and current rates on newly issued one year bank certificates of deposit. The interest rates on other ARMs and the yield on the Adjustable Rate Fund's portfolio may be higher or lower than the interest rates on FNMA ARMs and there is also no assurance that historical yield relationships among different types of investments will continue.

     Advertising and promotional materials may refer to the maturity and duration of the Bond Funds. Maturity refers to the period of time before a bond or other debt instrument becomes due. Duration is a commonly used measure of the price responsiveness of a fixed-income security to an interest rate change (i.e. the change in price one can expect from a given change in yield).

     Articles and releases, developed by the Funds and other parties, about the Funds regarding performance, rankings, statistics and analyses of the individual Funds' and the fund group's asset levels and sales volumes, numbers of shareholders by Fund or in the aggregate for New England Funds, statistics and analyses of industry sales volumes and asset levels, and other characteristics may appear in advertising, promotional literature, publications and on various computer networks, including, but not limited to, those publications and computer networks listed in Appendix B to this Statement. In particular, some or all of these publications may publish their own rankings or performance reviews of mutual funds, including the Funds. References to or reprints of such articles may be used in the Funds' advertising and promotional literature. Such advertising and promotional material may refer to NEIC, its structure, goals and objectives and the advisory subsidiaries of NEIC, including their portfolio management responsibilities, portfolio managers and their categories and background; their tenure, styles and strategies and their shared commitment to fundamental investment principles and may identify specific clients, as well as discuss the types of institutional investors who have selected the advisers to manage their investment portfolios and the reasons for that selection. The references may discuss the independent, entrepreneurial nature of each advisory organization and allude to or include excerpts from articles appearing in the media regarding NEIC, its advisory subsidiaries and their personnel. For additional information about the Funds' advertising and promotional literature, see Appendix C.

     The Funds may enter into arrangements with banks exempted from registration under the Securities Exchange Act of 1934. Advertising and sales literature developed to publicize such arrangements will explain the relationship of the bank to New England Funds and New England Funds, L.P. as well as the services provided by the bank relative to the Funds. The material may identify the bank by name and discuss the history of the bank including, but not limited to, the type of bank, its asset size, the nature of its business and services and its status and standing in the industry.

     The Funds may use the accumulation charts below in their advertisements to demonstrate the benefits of monthly savings at an 8% and 10% rate of return, respectively.

                   Investments At 8% Rate of Return

       5 yrs.     10      15       20        25       30
       ------- -------  -------  -------  -------   -------
$  50    3,698    9,208  17,417   29,647    47,868   75,015
   75    5,548   13,812  26,126   44,471    71,802  112,522
  100    7,396   18,417  34,835   59,295    95,737  150,029
  150   11,095   27,625  52,252   88,942   143,605  225,044
  200   14,793   36,833  69,669  118,589   191,473  300,059
  500   36,983   92,083 174,173  296,474   478,683  750,148

                   Investments At 10% Rate of Return

       5 yrs.     10       15       20       25        30
       ------- -------   ------- -------  -------   ---------
$  50    3,904   10,328   20,896   38,285   66,895    113,966
   75    5,856   15,491   31,344   57,427  100,342    170,949
  100    7,808   20,655   41,792   76,570  133,789    227,933
  150   11,712   30,983   62,689  114,855  200,684    341,899
  200   15,616   41,310   83,585  153,139  267,578    455,865
  500   39,041  103,276  208,962  382,848  668,945  1,139,663

     The Funds' advertising and sales literature may refer to historical, current and prospective economic trends and may include historical and current performance and total returns of investment alternatives to the New England Funds. For example, the Adjustable Rate Fund's advertising and sales literature may include the historical and current performance and total returns of bank certificates of deposits, bank and mutual fund money market accounts and other income investments. Articles, releases, advertising and literature may discuss the range of services offered by New England Funds Trust I, New England Funds Trust II and New England Funds, L.P., as distributor and transfer agent of the Funds, with respect to investing in shares of the Funds and customer service. Such materials may discuss the multiple classes of shares available through New England Funds Trust I and New England Funds Trust II and their features and benefits, including the details of the pricing structure.

     New England Funds, L.P. will make reference in its advertising and sales literature to awards, citations and honor bestowed on it by industry organizations and other observers and raters, including, but not limited to Dalbar's Quality Tested Service Seal and Key Honors Award. Such reference may explain the criteria for the award, indicate the nature and significance of the honor and provide statistical and other information about the award and New England Funds, L.P.'s selection, including, but not limited to, the scores and categories in which New England Funds, L.P. excelled, the names of funds and fund companies that have previously won the award and comparative information and data about those against whom New England Funds, L.P. competed for the award, honor or citation.

     New England Funds, L.P. may publish, allude to or incorporate in its advertising and sales literature testimonials from shareholders, clients, brokers who sell or own shares, broker-dealers, industry organizations and officials and other members of the public, including, but not limited to, fund performance, features and attributes, or service and assistance provided by departments within the organization, employees or associates of New England Funds, L.P.

     Advertising and sales literature may also refer to the beta coefficient of the New England Funds. A beta coefficient is a measure of systematic or undiversifiable risk of a stock. A beta coefficient of more than 1 means that the company's stock has shown more volatility than the market index (e.g. Standard & Poor's 500) to which it is being related. If the beta is less than 1, it is less volatile than the market average to which it is being compared. If it equals 1, its risk is the same as the market index. High variability in stock price may indicate greater business risk, instability in operations and low quality of earnings. The beta coefficients of the New England Funds may be compared to the beta coefficients of other funds.

     The Funds may enter into arrangements with banks exempted from registration under the Securities Exchange Act of 1934. Advertising and sales literature developed to publicize such arrangements will explain the relationship of the bank to New England Funds and New England Funds, L.P. as well as the services provided by the bank relative to the Funds. The material may identify the bank by name and discuss the history of the bank including, but not limited to, the type of bank, its asset size, the nature of its business and services and its status and standing in the industry.

     In addition, sales literature may be published concerning topics of general investor interest for the benefit of registered representatives and the Funds' prospective shareholders. These materials may include, but are not limited to, discussions of college planning, retirement planning, reasons for investing and historical examples of the investment performance of various classes of securities, securities markets and indices.

      INCOME DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAX STATUS

     As described in the Funds' prospectuses, it is the policy of each Fund to pay its shareholders, as dividends, substantially all net investment income and to distribute annually all net realized capital gains, if any, after offsetting any capital loss carryovers.

     Income dividends and capital gain distributions are payable in full and fractional shares of the relevant class of the particular Fund based upon the net asset value determined as of the close of the New York Stock Exchange on the record date for each dividend or distribution. Shareholders, however, may elect to receive their income dividends or capital gain distributions, or both, in cash.
The election may be made at any time by submitting a written request directly to New England Funds. In order for a change to be in effect for any dividend or distribution, it must be received by New England Funds on or before the record date for such dividend or distribution.

     As required by federal law, detailed federal tax information will be furnished to each shareholder for each calendar year on or before January 31 of the succeeding year.

     Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Code. In order to qualify, each Fund must, among other things (i) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from sale of securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (ii) derive less than 30% of its gross income from gains from the sale or other disposition of securities held for less than three months;
(iii) distribute at least 90% of its dividend, interest and certain other taxable income each year; and (iv) at the end of each fiscal quarter maintain at least 50% of the value of its total assets in cash, government securities, securities of other regulated investment companies, other securities of issuers which represent, with respect to each issuer, no more than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and with no more than 25% of its assets invested in the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or
related trades and businesses.   To the extent it qualifies for
treatment as a regulated investment company, a Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gains distributions.

     An excise tax at the rate of 4% will be imposed on the excess, if any, of each Fund's "required distribution" over its actual distributions in any calendar year. Generally, the "required distribution" is 98% of the Fund's ordinary income for the calendar year plus 98% of its capital gain net income recognized during the one-year period ending on October 31 (or December 31, if the Fund so elects) plus undistributed amounts from prior years. Each Fund intends to make distributions sufficient to avoid imposition of the excise tax. Distributions declared by a Fund during October, November or December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for federal tax purposes as paid by the Fund and received by shareholders on December 31 of the year in which declared.

     Shareholders of each Fund will be subject to federal income taxes on distributions made by the Fund (other than "exempt-interest dividends" paid by the Municipal Income, Massachusetts, New York and California Funds, as described in the relevant prospectuses) whether received in cash or additional shares of the Fund. Distributions by each Fund of net income and short-term capital gains, if any, will be taxable to shareholders as ordinary income. Distributions of long-term capital gains, if any, will be taxable to shareholders as long-term capital gains, without regard to how long a shareholder has held shares of the Fund. A loss on the sale of shares held for 12 months or less will be treated as a long-term capital loss to the extent of any long-term capital gain dividend paid to the shareholder with respect to such shares.

     Dividends and distributions on Fund shares received shortly after their purchase, although in effect a return of capital, are subject to federal income taxes.

     The International Equity Fund may be eligible to make and, if eligible, may make an election under Section 853 of the Code so that its shareholders will be able to claim a credit or deduction on their income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes paid by the Fund to foreign countries. In the case of tax-exempt shareholders, this credit or deduction may be used to reduce their tax on unrelated business income. The ability for shareholders of the Fund to claim a foreign tax credit is subject to certain limitations imposed by Section 904 of the Code, which in general limit the amount of foreign tax that may be used to reduce a shareholder's U.S. tax liability to that amount of U.S. tax which would be imposed on the amount and type of income in respect of which the foreign tax was paid. A shareholder who for U.S. income tax purposes claims a foreign tax credit in respect of Fund distributions may not claim a deduction for foreign taxes paid by the Fund, regardless of whether the shareholder itemizes deductions. Also, under Section 63 of the Code, no deduction for foreign taxes may be claimed by shareholders who do not itemize deductions on their federal income taxes paid by the Fund to foreign countries. However, that income will generally be exempt from United States taxation by virtue of such shareholder's tax-exempt status and such a shareholder will not be entitled to either a tax credit or a deduction with respect to such income. The Fund will notify shareholders each year of the amount for dividends and distributions and the shareholder's pro rata share of qualified taxes paid by the Fund to foreign countries.

     Each Fund's transactions, if any, in foreign currencies are likely to result in a difference between the Fund's book income and taxable income. This difference may cause a portion of the Fund's income distributions to constitute a return of capital for tax purposes or require the Fund to make distributions exceeding book income to avoid excise tax liability and to qualify as a regulated investment company.

     Each Fund may limit its investments in certain "passive foreign investment companies" in order to avoid certain taxes that arise as a result of such investments.

     Redemptions and exchanges of each Fund's shares are taxable events and, accordingly, shareholders may realize gains and losses on these transactions. If shares have been held for more than one year, gain or loss realized will be long-term capital gain or loss, provided the shareholder holds the shares as a capital asset. However, if a shareholder sells Fund shares at a loss within six months after purchasing the shares, the loss will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder. Furthermore, no loss will be allowed on the sale of Fund shares to the extend the shareholder acquired other shares of the same Fund within 30 days prior to the sale of the loss shares or 30 days after such sale.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and related regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative actions.

     Dividends and distributions also may be subject to state and local taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state or local taxes.

     The foregoing discussion relates solely to U.S. federal income tax law. Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of the Fund, including the possibility that distributions may be subject to a 30% United States withholding tax (or a reduced rate of withholding provided by treaty).

Financial Statements

     The financial statements of New England Funds Trust I and New England Funds Trust II and the related reports of independent accountants included in their annual reports for the year ended
December 31, 1994 are incorporated herein by reference.

                              APPENDIX A
                      DESCRIPTION OF BOND RATINGS


STANDARD & POOR'S CORPORATION

                                  AAA

This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

                                  AA

Bonds rated AA also qualify as high quality debt obligations.
Capacity to pay interest and repay principal is very strong, and in the majority of instances they differ from AAA issues only in small degree.

                                   A

Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

                                  BBB

Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for bonds in higher rated categories.

                           BB, B, CCC, CC, C

Bonds rated BB, B, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                                  CI

The rating CI is reserved for income bonds on which no interest is being paid.


                                   D

Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

Plus (+) or Minus (-); The ratings from "AA' to "B" may be modified by the addition of a plus or minus sigh to show relative standing within the major rating categories.

MOODY'S INVESTORS SERVICE, INC.

                                  Aaa
Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large, or by an exceptionally stable, margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                                  Aa
Bonds that are rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

                                   A
Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.


                                  Baa
Bonds that are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, if fact, have speculative characteristics as well.

                                  Ba
Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                                   B
Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                                  Caa
Bonds which are rated Caa are of poor standing. Such issues may be in default of there may be present elements of danger with respect to principal or interest.

                                  Ca
Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

                                   C
Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Should no rating be assigned by Moody's, the reason may be one of the following:

     1.  An application for rating was not received or accepted.

     2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

     3. There is a lack of essential data pertaining to the issue or issuer.

     4. The issue was privately placed in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is not longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, and B1.

                              APPENDIX B
            PUBLICATIONS THAT MAY CONTAIN FUND INFORMATION

ABC and affiliates
Adam Smith's Money World
America On Line
Anchorage Daily News
Atlanta Constitution
Atlanta Journal
Arizona Republic
Austin American Statesman
Baltimore Sun
Barron's
Bergen County Record (NJ)
Bloomberg Business News
Bond Buyer
Boston Business Journal
Boston Globe
Boston Herald
Broker World
Business Radio Network
Business Week
CBS and affiliates
CFO
Changing Times
Chicago Sun Times
Chicago Tribune
Christian Science Monitor
Christian Science Monitor News Service
Cincinnati Enquirer
Cincinnati Post
CNBC
CNN
Columbus Dispatch
CompuServe
Dallas Morning News
Dallas Times-Herald
Denver Post
Des Moines Register
Detroit Free Press
Donoghues Money Fund Report
Dorfman, Dan (syndicated column)
Dow Jones News Service
Economist
FACS of the Week
Financial News Network
Financial Planning
Financial Planning on Wall Street
Financial Research Corp.
Financial Services Week
Financial World
Fitch Insights
Forbes
Fort Worth Star-Telegram
Fortune
Fox Network and affiliates
Fund Action
Fund Decoder
Global Finance
(the) Guarantor
Hartford Courant
Houston Chronicle
INC
Indianapolis Star
Individual Investor
Institutional Investor
International Herald Tribune
Internet
Investment Advisor
Investment Company Institute
Investment Dealers Digest
Investment Profiles
Investment Vision
Investor's Daily
IRA Reporter
Journal of Commerce
Kansas City Star
KCMO (Kansas City)
KOA-AM (Denver)
LA Times
Leckey, Andrew (syndicated column)
Lear's
Life Association News
Lifetime Channel
Miami Herald
Milwaukee Sentinel
Money
Money Maker
Money Management Letter
Morningstar
Mutual Fund Market News
National Public Radio
National Underwriter
NBC and affiliates
New England Business
New England Cable News
New Orleans Times-Picayune
New York Daily News
New York Times
Newark Star Ledger
Newsday
Newsweek
Nightly Business Report
Orange County Register
Orlando Sentinel
Palm Beach Post
Pension World
Pensions and Investments
Personal Investor
Philadelphia Inquirer
Porter, Sylvia (syndicated column)
Portland Oregonian
Prodigy
Public Broadcasting Service
Quinn, Jane Bryant (syndicated column)
Registered Representative
Research Magazine
Resource
Reuters
Rocky Mountain News
Rukeyser's Business (syndicated column)
Sacramento Bee
San Diego Tribune
San Francisco Chronicle
San Francisco Examiner
San Jose Mercury
Seattle Post-Intelligencer
Seattle Times
Securities Industry Management
Smart Money
St. Louis Post Dispatch
St. Petersburg Times
Standard & Poor's Outlook
Standard & Poor's Stock Guide
Stanger's Investment Advisor
Stockbroker's Register
Strategic Insight
Tampa Tribune
Time
Tobias, Andrew (syndicated column)
Toledo Blade
UPI
US News and World Report
USA Today
USA TV Network
Value Line
Wall St. Journal
Wall Street Letter
Wall Street Week
Washington Post
WBZ
WBZ-TV
WCVB-TV
WEEI
WHDH
Worcester Telegram
Worth Magazine
WRKO

                              APPENDIX C
                ADVERTISING AND PROMOTIONAL LITERATURE


     References may be included in New England Funds' advertising and promotional literature to New England Investment Companies ("NEIC") and its affiliates that perform advisory functions for New England Funds including, but not limited to: Back Bay Advisors, L.P., Loomis, Sayles and Company, L.P., Capital Growth Management, L.P. and Draycott Partners, Ltd.

     References may be included in New England Funds' advertising and promotional literature to NEIC affiliates that do not perform advisory or subadvisory functions for the Funds including, but not limited to, New England Investment Associates, L. P., Westpeak Investment Advisors, L.P., Copley Real Estate Advisors, L.P., Marlborough Capital Advisors, L.P., Reich & Tang Capital Management and Reich and Tang Mutual Funds Group.

     References to subadvisers unaffiliated with NEIC that perform subadvisory functions on behalf of New England Funds may be contained in New England Funds' advertising and promotional literature including, but not limited to, Berger Associates, Inc., Janus Capital Corporation and Founders Asset Management, Inc.

     New England Funds' advertising and promotional material will include, but is not limited to, discussions of the following information about the above entities:

  Specific and general investment emphasis, specialties, competencies, operations and functions

  Specific and general investment philosophies, strategies, processes and techniques

  Specific and general sources of information, economic models, forecasts and data services utilized, consulted or considered in the course of providing advisory or other services

  The corporate histories, founding dates and names of founders of the entities

  Awards, honors and recognition given to the firms

  The names of those with ownership interest and the percentage of ownership

  Current capitalization, levels of profitability and other financial information

  Identification of portfolio managers, researchers, economists, principals and other staff members and employees

  The specific credentials of the above individuals, including but not limited to, previous employment, current and past positions, titles and duties performed, industry experience, educational background and degrees, awards and honors

  Specific identification of, and general reference to, current individual, corporate and institutional clients, including pension and profit sharing plans

  Current and historical statistics about:

   -total dollar amount of assets managed

   -New England Funds' assets managed in total and by Fund

   -the growth of assets

   -asset types managed

   -numbers of principal parties and employees, and the length of their tenure, including officers, portfolio managers, researchers, economists, technicians and support staff

   -the above individuals' total and average number of years of industry experience and the total and average length of their service to the adviser or the subadviser

 Specific and general references to portfolio managers and funds that they serve as portfolio manager of, other than New England Funds, and those families of funds, other than New England Funds, including but not limited to, Star Advisers Fund Managers Rodney L. Linafelter of Berger Associates, Inc., and Berger Funds, who also serves as portfolio manager of the Berger 100 Fund; Warren B. Lammert of Janus Capital Corporation and Janus Funds, who also serves as portfolio manager of the Janus Mercury Fund; Edward F. Keely of Founders Asset Management, Inc., and Founders Funds who also serves as portfolio manager of Founders Growth Fund, and Barbara C. Friedman and Jeffrey
 C. Petherick of the Loomis, Sayles & Company, L.P. and Loomis Sayles Funds, who also serve as portfolio managers of the Loomis Sayles Small Cap Fund. Specific and general references may be made to the Loomis Sayles Funds, the Loomis Sayles Bond Fund and Daniel Fuss who serves as portfolio manager of the New England Strategic Income Fund and the Loomis Sayles Bond Fund. Any such references will indicate that New England Funds and the other funds of the managers differ as to performance, objectives, investment restrictions and limitations, portfolio composition, asset size and other characteristics, including fees and expenses.

     In addition, communications and materials developed by New
England Funds will make reference to the following information about NEIC and its affiliates:

     NEIC is the seventh largest publicly traded manager in the U.S. listed on the New York Stock Exchange. NEIC maintains over $60 billion in assets under management. Clients serviced by NEIC and its affiliates, besides New England Funds, are wealthy individuals, major corporations and large institutions.

     Back Bay Advisors, L.P. employs a conservative style of management emphasizing short and intermediate term securities to reduce volatility, adds value through careful continuous credit analysis and has expertise in government, corporate and tax-free municipal bonds and equity securities. Among its clients are Boston City Retirement System, Public Service Electric and Gas of New Jersey, Petrolite Corp. and General Mills.

     Draycott Partners, Ltd. specializes in international stocks and tracks key world markets and economic trends from offices in London and Boston. Its investment approach is based on concentration on "blue chip" companies in stable, growing economies and is guided by independent, non-consensus thinking. It monitors country weightings with strict attention to risk control to promote long-term returns.

     Capital Growth Management, L.P. seeks to deliver exceptional growth for its clients through the selection of stocks with the potential to outperform the market and grow at a faster rate than the U.S. economy. Among its approaches are pursuit of growth 50% above the Standard & Poor's Index of 500 Common Stocks, prompt responses to changes in the market or economy and aggressive, highly concentrated portfolios.

     Loomis, Sayles & Company, L.P. is one of the oldest and largest investment firms in the U.S. and has provided investment counseling to individuals and institutions since 1926. Characteristic of Loomis Sayles is that it has one of the largest staffs of research analysts in the industry, practices strict buy and sell disciplines and focuses on sound value in stock and bond selection. Among its clients are large corporations such as Chrysler, Mobil Oil and Revlon.

     Westpeak Investment Advisors, L.P. ("Westpeak") employs proprietary research and a disciplined stock selection process that seeks rigorously to control unnecessary risk. Its investment process is designed to evaluate when value and growth styles - two primary approaches to stock investing - hold potential for reward. Over seventy fundamental attributes are continuously analyzed by Westpeak's experienced analysts and sophisticated computer systems. The results are assessed against Wall Street's consensus thinking, in pursuit of returns in excess of appropriate benchmarks. The value/growth strategy is a unique blend of investment styles, seeking opportunities for increased return with reduced risk. Among the keys to Westpeak's investment process are continuous review of timely, accurate data on over 3600 companies, analysis of dozens of factors for excess return potential and identification of overvalued and undervalued stocks.

     References may be included in New England Funds' advertising and promotional literature about its 401(k) and retirement plans. The information may include, but is not limited to:

  Specific and general references to industry statistics regarding 401(k) and retirement plans including historical information and industry trends and forecasts regarding the growth of assets, numbers of plans, funding vehicles, participants, sponsors and other demographic data relating to plans, participants and sponsors, third party and other administrators, benefits consultants and firms including, but not limited to, DC Xchange, William Mercer and other organizations involved in 401(k) and retirement programs with whom New England Funds may or may not have a relationship.

  Specific and general reference to comparative ratings, rankings and other forms of evaluation as well as statistics regarding the New England Funds as a 401(k) or retirement plan funding vehicle produced by, including, but not limited to, Access Research, Dalbar, Investment Company Institute and other industry authorities, research organizations and publications.

  Specific and general discussion of economic, legislative, and other environmental factors affecting 401(k) and retirement plans, including but not limited to, statistics, detailed explanations or broad summaries of:

   -past, present and prospective tax regulation, IRS requirements and rules, including, but not limited to reporting standards, minimum distribution notices, Form 5500, Form 1099R and other relevant forms and documents, DOL rules and standards and other regulation. This includes past, current and future initiatives, interpretive releases and positions of regulatory authorities about the past, current or future eligibility, availability, operations, administration, structure, features, provisions or benefits of 401(k) and retirement plans

   -information about the history, status and future trends of Social Security and similar government benefit programs including, but not limited to, eligibility and participation, availability, operations and administration, structure and design, features, provisions, benefits and costs

   -current and prospective ERISA regulation and requirements.

  Specific and general discussion of the benefits of 401(k) investment and retirement plans, and, in particular, the New
  England Funds 401(k) and retirement plans, to the participant and plan sponsor, including explanations, statistics and other data, about:

   -increased employee retention

   -reinforcement or creation of morale

   -deductibility of contributions for participants

   -deductibility of expenses for employers

   -tax deferred growth, including illustrations and charts

   -loan features and exchanges among accounts

   -educational services materials and efforts, including, but not limited to, videos, slides, presentation materials, brochures, an investment calculator, payroll stuffers, quarterly publications, releases and information on a periodic basis and the availability of wholesalers and other personnel.

  Specific and general reference to the benefits of investing in mutual funds for 401(k) and retirement plans, and, in particular, New England Funds and investing in its 401(k) and retirement plans, including but not limited to:

   -the significant economies of scale experienced by mutual fund companies in the 401(k) and retirement benefits arena

   -broad choice of investment options and competitive fees

   -plan sponsor and participant statements and notices

   -the plan prototype, summary descriptions and board resolutions

   -plan design and customized proposals

   -trusteeship, record keeping and administration

   -the services of State Street Bank, including but not limited to, trustee services and tax reporting

   -the services of DST and BFDS, including but not limited to, mutual fund processing support, participant 800 numbers and participant 401(k) statements

   -the services of Trust Consultants Inc. (TCI), including but not limited to, sales support, plan record keeping, document service support, plan sponsor support, compliance testing and Form 5500 preparation.

  Specific and general reference to the role of the investment dealer and the benefits and features of working with a financial professional including:

   -access to expertise on investments

   -assistance in interpreting past, present and future market trends and economic events

   -providing information to clients including participants during enrollment and on an ongoing basis after participation

   -promoting and understanding the benefits of investing, including mutual fund diversification and professional management.